As filed with the Securities and Exchange Commission on May 5, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-4255

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1221
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2004

Date of reporting period: February 29, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS.

       Semi-Annual Report
       February 29, 2004

[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company


    Neuberger Berman
    Equity Funds
------------------------------------------------


       INVESTOR CLASS SHARES

       TRUST CLASS SHARES

       ADVISOR CLASS SHARES

       INSTITUTIONAL CLASS SHARES


                                     Century Fund

                                     Fasciano Fund

                                     Focus Fund

                                     Genesis Fund

                                     Guardian Fund

                                     International Fund

                                     Manhattan Fund

                                     Millennium Fund

                                     Partners Fund

                                     Real Estate Fund

                                     Regency Fund

                                     Socially Responsive Fund

Contents

The Funds

Chairman's Letter         2

Portfolio Commentary/
 Performance Highlights
Century Fund              4
Fasciano Fund             6
Focus Fund                8
Genesis Fund             10
Guardian Fund            12
International Fund       14
Manhattan Fund           16
Millennium Fund          18
Partners Fund            20
Real Estate Fund         22
Regency Fund             24
Socially Responsive Fund 26

Schedule of Investments/
 Top Ten Equity Holdings
Century Fund             30
Fasciano Fund            32
Focus Fund               34
Genesis Fund             35
Guardian Fund            38
International Fund       40
Manhattan Fund           43
Millennium Fund          46
Partners Fund            48
Real Estate Fund         50
Regency Fund             51
Socially Responsive Fund 53


Financial Statements                  56

Financial Highlights (All Classes)
 Per Share Data
Century Fund                          82
Fasciano Fund                         83
Focus Fund                            84
Genesis Fund                          86
Guardian Fund                         88
International Fund                    90
Manhattan Fund                        91
Millennium Fund                       93
Partners Fund                         95
Real Estate Fund                      97
Regency Fund                          98
Socially Responsive Fund              99

Directory                            102
Trustees and Officers                103
Proxy Voting Policies and Procedures 110


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2004 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman

Dear Fellow Shareholder,

Equity investors were rewarded generously in the first half of fiscal 2004, with leading market indices posting percentage gains in the mid- to high-teen range. I am pleased to report that all of Neuberger Berman's equity funds had positive returns, with most in line with or exceeding their respective index benchmarks. In general, the value style of investing modestly outperformed the growth style during this six-month reporting period, indicating that investors had become more risk averse and valuation sensitive after the speculative frenzy of the second and third quarters of calendar 2003.

In my introductory letter to the 2003 Annual Report, I discussed the impact of the big gains posted by many lower quality, more speculative stocks on the relative performance of Neuberger Berman Funds' high quality portfolios. I wrote: "While an investor's appetite for risk is a function of their individual temperament and financial circumstances, at Neuberger Berman we doubt that investing in companies with precarious balance sheets and murky growth prospects is a risk that will be rewarded over the long-term." I am pleased that quality once again prevailed in the first half of fiscal 2004.

Toward the end of this six-month reporting period, the equity markets stalled, and in March, stocks gave up considerable ground. The current debate centers on whether the vibrant economic recovery will be sustained, helping stocks continue to make solid progress, or whether economic growth will fail to live up to expectations, sparking a sharp market correction. As always, our portfolio managers have varying opinions on the outlook for the economy and stock market. They can't all be right, but we hope their opinions will help you better understand the economic and market crosscurrents most likely to influence equity returns in the year ahead. In this report, I call special attention to Partners Fund Portfolio Manager Basu Mullick's thought-provoking commentary on the impact of the growing trade deficit with China on the U.S. economy. Basu offers an interesting perspective on what has become a controversial and politically charged issue in this election year.

I would also like to welcome a new portfolio manager to our team: Robert Corman

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

has joined Kent Simons as a co-manager of the Focus Fund. I invite you to read their letter for an excellent insight into the investment methodology of experienced, disciplined portfolio managers.

Importantly, our portfolio managers' investment decisions are based much more on individual stock fundamentals than economic or market forecasts. That's why most of our portfolio managers prefer devoting a larger portion of their shareholder letters to detailing individual portfolio holdings than to their outlook for the economy and stock market.

It has now been approximately two and one-half years since 9/11/01. Sadly, on March 11 this year, terrorism struck again in the form of the devastating bombing of commuter trains in Spain. This is a shocking reminder that the threat of terrorism is still very real, and that "event risk" is something investors may have to live with for the foreseeable future. While we must quickly analyze the impact of such events on the economy, stock market, and individual securities, we will remain focused on fundamentals and dedicated to identifying attractive investment opportunities.

In closing, the stock market and Neuberger Berman Funds have gotten off to a good start in fiscal 2004. We hope the market and our portfolios can build on these gains for the balance of the year. Regardless of what the market has in store, we remain confident that our dedication to research that evaluates risk as well as potential reward will continue to benefit our shareholders.

Sincerely,

/s/ Peter Sundman
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

During the first half of fiscal 2004, the equity markets provided strong results across market capitalization and style categories, extending the gains experienced since March of 2003. For the six-month reporting period, the Century Fund generated positive returns but trailed its benchmark, the Russell 1000 Growth Index.

Our security selection in the energy and industrial sectors provided the largest contribution to performance for the reporting period. Within energy, Burlington Resources did particularly well. In terms of sector allocation, our overweight positions in the telecommunications and consumer discretionary sectors boosted returns.

On the downside, our stock selection within information technology had the most negative impact on relative portfolio performance as the market continued to experience rapid rotation regardless of underlying company fundamentals. We believe that if the economy continues to experience solid growth, our individual stock selection criteria will provide a foundation for positive relative performance in this area.

Generally speaking, stocks roared ahead in calendar 2003, ending a three-year bear market. Initially, many investors feared that growth was fragile, as business spending remained tepid and employment stayed weak. However, the Federal Reserve held rates low, which in turn allowed consumer spending to be unleashed from massive mortgage refinancing. In addition, fiscal stimulus -- in the form of tax cuts and spending hikes -- provided strength to consumers, while victories in Iraq provided a psychological lift to boost equity prices. Corporate earnings jumped in the third and fourth quarters as economic growth picked up.

As a result of these positives, all major equity indices registered gains in calendar 2003, with growth and value styles advancing at about the same rate, and small capitalization and technology stocks generating the greatest returns. Although

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Century Fund/ 1/ Inception Date    Six Month Average Annual Total
                                                 Period Ended Return Ended 3/31/04
                                                    2/29/2004 1 Year Life of Fund
 Investor Class /3b/                  12/06/1999        9.59% 25.81%      (11.66%)
 Russell 1000 Growth Index /2/                         12.17% 32.18%      (10.59%)
 S&P 500 Index /2/                                     14.59% 35.10%       (4.01%)


Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

the technology sector is a bit weak moving into 2004, we believe that this is a temporary pullback and that strong earnings results will move these stocks higher over the course of the year. Small-cap stocks continue to lead the way, although at a slower pace, while the return differential between small-caps and large-caps seems to be diminishing. For most of calendar 2003, we found that the stocks of cyclical, lower quality firms performed much better than larger, high quality, stable companies. Now we have begun to see the market distinguish among stocks based on fundamentals. We believe that the equity market will continue to be fundamentally driven as the year progresses.

We remain bullish in the short run. We believe that the markets will overshoot on the upside, as they typically do. However, the picture gets foggier in the second half of calendar 2004. Regarding the economy, we think that the Federal Reserve will remain accommodative throughout 2004, judging from recent Fed comments and the unlikelihood of action in the months leading up to the presidential election. The situation may unfold as follows: employment grows slowly, productivity stays high, and inflation remains low; margins expand, the Fed stays on hold through 2004; interest rates are stable and even decline, the dollar gradually descends; GDP expands at a 5% plus rate, with the result that earnings can grow more than current expectations and P/E multiples expand as investors risk more capital from money market funds.

This paints a fairly favorable economic picture for stocks to continue on their upward trend. Overall, in 2004 we believe that market leadership will continue in technology, industrials, materials and financials. Unlike last year, however, we expect to see periods of strong rotation among sectors.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ John J. Zielinski
                               JOHN J. ZIELINSKI
                     PORTFOLIO CO-MANAGER LARGE CAP GROWTH

/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                     PORTFOLIO CO-MANAGER LARGE CAP GROWTH

Fasciano Fund Portfolio Commentary

In first-half fiscal 2004, small-cap stocks continued to outperform large-caps, with the Russell 2000 outpacing the S&P 500. As we anticipated, the character of the small-cap market changed considerably, with investors' bias shifting from highly leveraged, more volatile stocks to financially stronger, more consistently profitable companies -- the kind of companies we favor. The Fasciano Fund delivered good absolute returns, but underperformed its Russell 2000 Index benchmark.

Our consumer discretionary sector investments had the most positive impact on portfolio performance, with restaurant companies Steak & Shake and Ruby Tuesday making our top-ten list. Although the portfolio had relatively modest exposure in the materials sector, OM Group, our largest holding in this group, excelled as the company's cost cutting, combined with rising nickel and cobalt prices, reenergized earnings.

We were significantly underweighted in technology, but the excellent performance of tech holdings such as Plantronics, Scansource, and Zebra Technologies helped us outperform the benchmark technology component by a wide margin. We have liquidated our long-standing position in bar code printer manufacturer Zebra Technologies because of its valuation and the fact that, with a market capitalization now approximating $3 billion, it had grown out of the small-cap category. We continue to like Scansource, a bar code equipment distributor and one of Zebra's largest customers, which should continue to benefit from technological innovation in bar code printers and expanding applications in a variety of new businesses.

We were underweighted in financials, another top performing market sector, and the big decline in New York Stock Exchange specialist firm, Labranche, further penalized our returns. Although advances in electronic trading systems are changing the securities transaction business, we felt that the NYSE specialist system would survive and that Labranche would benefit from further consolidation in the business. However, with specialist

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Fasciano Fund /1,7,9/ Inception Date    Six Month       Average Annual Total
                                                      Period Ended       Return Ended 3/31/04
                                                         2/29/2004 1 Year  5 Years  10 Years
       Investor Class                      11/10/1988       14.28%  45.44%    7.48%    12.15%
       Advisor Class /3b, 6/               05/24/2002       14.01%  44.72%    7.28%    12.04%
       Russell 2000 Index /2/                               18.34%  63.83%    9.66%    10.44%


The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

firms coming under attack from regulators concerned about improprieties such as "front-running" customers, and with Labranche's financial health deteriorating, we liquidated our position.

As is our custom, we will detail several current portfolio holdings that demonstrate our investment philosophy and methodology. Hooper Holmes, for example, is the nation's largest provider of medical examination services for life insurers; their people are the paramedics and registered nurses who come to your home to take urine and blood samples when you are applying for a life insurance policy or to increase your life insurance benefits. The company has 8,700 licensed medical professionals operating out of 230 company-owned branches in 50 states, and controls a whopping 38% of the national market for these services. Its Heritage Labs division compliments the medical examination business. Hooper Holmes has virtually no debt, a large amount of cash, and a well-diversified customer base featuring many of America's leading life insurance companies. Due primarily to softness in the life insurance business -- when the economy is flat and discretionary income is constrained, fewer folks buy new policies or increase their benefits -- Hooper Holmes' earnings growth slowed considerably in 2003 and will likely remain relatively flat in 2004. The stock also came under pressure when the company lost a high profile customer. However, as the life insurance business historically has improved along with the economy, and assuming Hooper Holmes continues to grow market share in this fragmented business, we expect earnings to get back on track and grow at about a 15% annual rate in 2005 and thereafter. With Hooper Holmes' stock trading at 16.5 times 2004 earnings estimates, and near the bottom of its longer-term annual earnings growth rate range, we think it is a good value.

Young Innovations is a dental supplies manufacturer. Demographics (the aging of America), and the fact that Americans are keeping their natural teeth longer and spending more on aesthetic dentistry should make dental supplies a secular growth business. Because 85% of Young Innovations' sales are consumable items, the company's cash flow and earnings have been highly predictable. Last year, Young Innovations had $16 million in operating cash flow and only $2 million in capital expenditures. This strong free cash flow prompted management to declare a dividend for the first time last July and, in our opinion, will allow the company to continue to make the kind of successful acquisitions that have contributed substantially to its growth.

In closing, if the economy continues to expand at a relatively healthy pace, we should continue to enjoy a favorable backdrop for small-cap stocks. The speculative fervor we saw in the second and third quarters of calendar 2003 has cooled, giving us confidence that financially strong, consistently profitable small companies can build on their first- half fiscal 2004 gains.

Sincerely,

/s/ Michael F. Fasciano
                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

Focus Fund Portfolio Commentary

For the six months ending February 29, 2004, the Neuberger Berman Focus Fund outperformed its benchmarks, the Standard & Poor's 500 Index and the Russell 1000 Value Index.

Some of the stocks that contributed to this outperformance are worth commenting on since they provide examples of the thought processes that drive our stock selection.

Capital One Financial, for example, made a major contribution. In 2002 the stock was punished severely, despite a 35% increase in its earnings, because it had to sign a Memorandum of Understanding (MOU) with Federal regulators. Under the MOU, Capital One agreed to hold higher amounts of capital and to formalize its credit review process. While the stock market's response was to take 40% off the price of the stock the next day, ours was to spend a considerable amount of time talking with the company's management. We became convinced that the MOU would not hurt the company's earnings stream or its business model. Both of these conclusions have so far turned out to be true, and Capital One has been a very rewarding investment for the Fund. It is also typical of our process, in which we seek superior companies that are under a cloud, spend lots of time with management, and act on our convictions.

Two other names are worthy of mention. First, Fleet Boston Financial helped our performance because it agreed to be acquired by Bank of America for a substantial premium. We had felt for some time that the Fleet franchise was worth substantially more than it was selling for in the market, and our conviction (and patience) served us well.

Second, our investment in Lehman Brothers, made when Lehman sold at a substantial price-to-earnings (P/E) discount to other investment banks, also helped performance considerably. Unfortunately for the portfolio, the Fund cannot continue to own Lehman Brothers now that Neuberger Berman is part of Lehman. Therefore, the position has to be eliminated.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Focus Fund /1, 9, 10/ Inception Date    Six Month     Average Annual Total
                                                      Period Ended     Return Ended 3/31/04
                                                         2/29/2004 1 Year 5 Years  10 Years
    Investor Class                         10/19/1955       20.44% 86.22%   7.73%    13.33%
    Trust Class /3a, 5/                    08/30/1993       20.33% 85.94%   7.53%    13.21%
    Advisor Class /3a, 6/                  09/03/1996       20.25% 85.61%   7.25%    13.40%
    Russell 1000 Value Index /2/                            17.53% 40.82%   3.89%    12.61%
    S&P 500 Index /2/                                       14.59% 35.10%  (1.20%)   11.68%


While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Please see Endnotes and glossary of indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


Naturally, there were some stocks that did not help performance. Again our response is indicative of our process. Celestica, one of the major companies in an industry we like (electronics manufacturing services) did not exhibit the earnings progress that others in the industry did, and we could not find a satisfactory reason why. While we are long-term investors, our patience is not infinite, and the position has been eliminated.

Amkor Technology was the best stock we owned in calendar 2003, but was a sub-par performer in the latest six-month period. Our discussions with the company's management convince us that this is still an undervalued equity, and we have added to the position during its current weakness.

Thus, while the names may change on occasion, the process remains the same: we buy stocks that are selling at a discount to the market on a P/E basis but whose earnings are expected to grow faster than the market. This shows up in the statistics for the Fund. As of the end of February the P/E of the Fund was 16 times expected 2004 earnings, a 13% discount to the S&P 500. At the same time, analysts' expected long-term earnings growth rate of 15% per year is some 26% above that which is expected for the S&P 500. Our quest for getting more while paying less has served us well for many years, and we are hopeful that it will in the future.

Our investment process is a labor-intensive one. As we have said many times before, we look at stocks that are "under a rock or under a cloud." It is a rewarding but time consuming process. Therefore, it should be viewed as a distinct plus that the "we" in this letter is no longer just an editorial concept.

Robert Corman joined Neuberger on July 1, 2003 and became co-manager of the Fund on November 5. We have known each other for years and have continuously been impressed by each other's investment acumen, work ethic and personal integrity. Kent has managed the portfolio alone for several years, and the decision to add a co-manager was not one that he made lightly. Adding Bob to the Focus Fund was undertaken not because we needed help, but because we were able to convince a major talent to join us. Bob joins as a full and equal co-manager and has been contributing to the Fund since the day he arrived. Since our investment philosophies are basically identical, shareholders should not expect any change to our investment process in the foreseeable future. What we will do is cast a wider net and look even deeper where we see opportunities.

We believe you will benefit.

Sincerely,

/s/ Kent Simons

/s/ Robert B. Corman
                       KENT SIMONS AND ROBERT B. CORMAN
                             PORTFOLIO CO-MANAGERS

Genesis Fund Portfolio Commentary

After lagging last year, small-cap value stocks came back strong in the first half of fiscal 2004 as investors gravitated from the speculative issues that performed so well in 2003 to higher quality, financially stronger, consistently profitable companies. The Genesis Fund had positive returns in all eight of the sectors it was invested in and delivered positive returns, though it trailed its Russell 2000 Index benchmark.

Our healthcare sector investments had the most positive impact on absolute returns, followed by energy, financials, and industrials. We were significantly overweight in healthcare and our holdings outperformed the benchmark healthcare component. The portfolio held triple the benchmark weighting in energy, the second best performing sector during this six-month reporting period. We were also substantially overweight in consumer staples, another of the top performing sectors in the first half of fiscal 2004.

As valuation sensitive investors attracted to "Steady Eddie" earners, it is not unusual for us to be overweight in healthcare, an industry supported by the powerful secular trend of an aging America. Over the last several years, we have been overweight in the more cyclical energy sector due to attractive valuations that, in our opinion, failed to discount favorable supply/demand dynamics. Investors have been turning blue in the face while holding their breath waiting for oil prices to fall back to $20 per barrel or lower. We don't see this happening in the foreseeable future. Demand has risen with the global economic recovery and supply has remained constrained. In addition, recently, several major oil companies have significantly lowered their estimates of proven reserves. If global economic growth moderates in the year ahead, and supply increases as more Iraqi oil comes to market, we may see oil prices retreat. However, we doubt that prices will fall to the low levels reflected in current energy stock valuations. In fact, we have modestly increased our positions in small exploration and production companies that we think can add to reserves and have particularly attractive valuations.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Genesis Fund /1/ Inception Date    Six Month    Average Annual Total
                                                 Period Ended    Return Ended 3/31/04
                                                    2/29/2004 1 Year 5 Years 10 Years
  Investor Class /3a/                 09/27/1988       15.71% 43.33%  18.06%   15.96%
  Trust Class /3a, 5/                 08/26/1993       15.68% 43.28%  18.02%   15.94%
  Advisor Class /3a, 6/               04/02/1997       15.53% 42.97%  17.72%   15.76%
  Institutional Class /3b, 8/         07/01/1999       15.80% 43.62%  18.37%   16.12%
  Russell 2000 Index /2/                               18.34% 63.83%   9.66%   10.44%



This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


As is often the case due to our valuation discipline, the portfolio was underweight in technology during the reporting period. This was a plus in that tech stocks lagged the broad market. However, our tech holdings underperformed the benchmark component by a fairly substantial margin. Two of our favorite small technology companies, Mantech International and Anteon International, were among the biggest disappointments. Both companies provide information technology services to the federal government, with a significant percentage of sales coming from the security and intelligence gathering agencies. Defense technology stocks got a bit frothy in mid-year calendar 2003 as several mergers attracted a lot of investor attention. Since then, they have given ground as the growing federal budget deficit has sparked concern that defense spending would be trimmed. Lately, this concern has escalated as Senator Kerry has gained ground on President Bush in the polls. However, terrorism remains the biggest threat to America and the free world. In our opinion, technology that helps those agencies dealing with homeland security and the war on terrorism share information will remain a top priority regardless of who sits in the Oval Office next year. Mantech International and Anteon International are well positioned in this niche, and because there are security oriented barriers to entry, we expect these two companies to be relatively free from any encroaching competition.

It is said that growth stock investors always wear sunglasses while value investors like us always carry umbrellas. Admitting that we may appear to be eternal pessimists, we continue to have reservations regarding the outlook for the economy and stock market. Extensive monetary stimulus in the form of Federal Reserve rate cuts, fiscal stimulus in the form of tax cuts, and the refinancing boom spawned by historically low mortgage rates have been the equivalent of steroids for the economy. Going forward, the Fed doesn't have any more room to cut interest rates and, we suspect, if job growth accelerates in the coming quarters, Greenspan and company may be biased toward raising rates. Tax cuts will have a favorable impact again this year, but going forward, even if Congress makes the Bush tax cuts permanent, incremental tax stimulus will diminish. With mortgage rates retreating after an up-tick in July, home financing activity is accelerating again. However, because housing has not appreciated dramatically since the last big round of refinancing, people aren't able to pull much equity out of their homes this time around. With the consumer already highly leveraged, all this is not particularly good news for the economy or high priced growth stocks.

In recent months, investors' tolerance for risk has clearly abated and the market has moved in our direction. The sunglasses are off and the umbrellas are close at hand. If the rain holds off, we believe the Genesis Fund can continue to make good progress. If the showers come, we believe our shareholders will not be as unprotected as they would be elsewhere.

Sincerely,

/s/ Judith M. Vale

/s/ Robert D'Alelio
                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

Guardian Fund Portfolio Commentary

Most of the equity markets' gains came in the first four months of this six-month reporting period. In the last two months, stocks essentially moved sideways with frequent changes in market leadership. The Guardian Fund delivered positive returns in the first half of fiscal 2004, finishing on par with the S&P 500 but underperforming the Russell 1000 Value Index.

Our financial sector holdings had the most positive impact on total returns. With the probability that interest rates will eventually trend higher as the economy expands, we have been biased toward less interest-rate-sensitive financial services companies. State Street Corporation, one of our top ten performers, is a good example. State Street has long been the leader in providing transaction processing and custodial services to investment companies. In recent years, State Street's market has been expanding as more mutual fund companies and investment advisors moved to streamline their own cost structures by hiring dedicated processing specialists to handle these services. We first purchased State Street following a disappointing earnings report early in 2003. At the time, we believed that State Street's share price did not reflect the expanding market for its services or the likelihood that its business would be a significant near-term beneficiary of a recovery in the financial markets. We also believed State Street's acquisition of Deutsche Bank's custodial services business would accelerate growth in Europe. Our timing was opportune, but over the longer term, we expect State Street to remain a core portfolio holding as the company maintains the leadership position in its business niche.

Technology sector holdings contributed substantially to absolute returns. Teradyne, the leading provider of testing equipment for the semiconductor manufacturing industry, was the Fund's number one performer during this reporting period. Our healthcare investments, most notably old favorite UnitedHealth Group, an innovative leader in the managed healthcare field, and Quest Diagnostics, a blue chip independent laboratory testing

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Guardian Fund /1,9/ Inception Date    Six Month     Average Annual Total
                                                    Period Ended     Return Ended 3/31/04
                                                       2/29/2004 1 Year 5 Years  10 Years
   Investor Class                        06/01/1950       14.34% 40.75%   0.77%     7.66%
   Trust Class /5/                       08/03/1993       14.25% 40.49%   0.66%     7.57%
   Advisor Class /3a, 6/                 09/03/1996       14.11% 40.13%   0.29%     7.20%
   Russell 1000 Value Index /2/                           17.53% 40.82%   3.89%    12.61%
   S&P 500 Index /2/                                      14.59% 35.10%  (1.20%)   11.68%



Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

company, also buoyed returns. The stellar performance of oil services giant Schlumberger and exploration and production company Newfield Exploration, enhanced returns in the energy sector.

Our consumer discretionary sector investments, most notably Liberty Media Corp. were among our biggest disappointments. Liberty is a complex company that is difficult for Wall Street to accurately appraise. Liberty owns 100% of QVC and the Starz/Encore cable television movie networks, and 50% of the Discovery Channel -- transparently valuable assets. However, Liberty also owns smaller pieces of less well-known public and privately held media companies. Placing a value on all of Liberty's wide ranging media investments is a challenge. However, we have worked hard doing just that and have come to the conclusion that the sum of the parts is worth considerably more than the whole as represented by Liberty Media's current stock price. Importantly, Liberty is taking the necessary steps to "surface" its value -- liquidating some of its smaller investments in media companies and using the proceeds to reduce debt, and consolidating other assets so that they are easier to evaluate.

Also, Liberty Media is now the controlling shareholder in UnitedGlobalCom, a cable television operator in Europe and recent portfolio addition. We believe UnitedGlobalCom is well positioned to accelerate growth and profitability. The company has a state-of-the-art digital system largely in place and is starting to roll out services such as multi-channel cable television packages, movies on demand, and Internet access, which are not yet widely available in Europe. We believe that if Liberty Media continues to simplify itself to reveal its value and United GlobalCom delivers on its growth potential, both will contribute positively to long-term portfolio returns.

Regarding the economy and stock market, despite still disappointing job growth, retail spending has remained firm. Business investment and capital spending have been trending higher. Inflation has remained dormant. Although interest rates may trend higher if the economy expands, we believe they will remain relatively low. Corporate earnings have been exceeding consensus expectations. This economic backdrop is generally favorable for stocks. However, in our opinion, valuations already reflect much of this good news, leading us to believe stock market returns will be more modest in the year ahead.

In closing, we reemphasize that our investment process is driven by our own intensive fundamental research. We are valuation sensitive, long-term investors, who evaluate the business potential of portfolio candidates based on our targeted three-to-five-year holding period. Within the various market sectors, we seek out the companies that we believe are best positioned to deliver industry-leading business performance. Over the long term, we are confident that focusing on business fundamentals and valuations -- in our view the cornerstones of successful investing -- will generate superior returns.

Sincerely,

/s/ Arthur Moretti
                                ARTHUR MORETTI
                               PORTFOLIO MANAGER

International Fund Portfolio Commentary

Before adjusting for currency exchange rates, international stocks performed in-line with U.S. equities in the first half of fiscal 2004. However, the strength of many foreign currencies, particularly the Euro, against the U.S. dollar materially enhanced dollar-denominated returns. As a result, the MSCI EAFE Index outpaced the S&P 500 by a wide margin. We are pleased to report that the Neuberger Berman International Fund outperformed its MSCI EAFE benchmark during this six-month reporting period.

In our portfolio, asset allocation by country and industry sector is primarily a function of where we find the most compelling investment opportunities. In the first half of fiscal 2004, this resulted in overweight positions in Ireland, Greece, and France, and underweights in Germany and Japan. It also resulted in overweights of the consumer discretionary and energy sectors, and underweights in industrials and technology.

Our investments in Ireland, Greece, and France had a strongly positive impact on absolute and relative returns during the reporting period. Ireland's Anglo-Irish Bank, an old favorite and our largest portfolio position, rose by 74.5% in U.S. dollar terms, putting it at the top of our performance list. In Greece, three portfolio holdings -- utility monopoly Public Power Corp., lottery/gaming firm OPAP, and cellular telephone operator Cosmote Mobile Telecommunications -- were major contributors. France's Beneteau, the world's leading sailboat manufacturer, also made our top-ten performance list. Although we were modestly underweight in the U.K., the excellent performance of telecommunications giant Vodafone Group, and two small energy companies, Premier Oil and Cairn Energy, boosted returns.

Of course, we made some bad choices as well, the biggest being our investment in Biovail, a Canadian pharmaceutical company. Following a profit warning earlier in the year, the company announced that it was under SEC investigation into its accounting practices. We could no longer justify holding the stock, and sold it at a loss.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman International Fund /1, 9/ Inception Date    Six Month        Average Annual Total
                                                          Period Ended        Return Ended 3/31/04
                                                             2/29/2004 1 Year 5 Years Life of Fund
           Investor Class /3a/                 06/15/1994       31.41% 66.62%   6.60%        7.81%
           Trust Class /3b, 5/                 06/29/1998       31.19% 66.68%   7.33%        8.24%
           EAFE Index /2/                                       25.30% 58.15%   4.24%        4.45%



The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


Not surprisingly, in a world where the consumer continued to make the largest contribution to economic growth, our consumer discretionary sector investments performed strongly. Although the energy sector underperformed the broad market, our energy holdings produced above-market-average returns. We were underweight technology, but our tech investments substantially outperformed the EAFE technology component. Collectively, our healthcare sector investments underperformed the market, due in large part to our Biovail holding.

The superior relative performance of international equities surprised investors focused on much stronger GDP and corporate profit growth in the U.S. Admittedly, for the most part, other developed nations' economies were less vibrant and corporate earnings growth less inspiring. However, international equity valuations were more reasonable than in the U.S., and weakness in the dollar significantly enhanced returns.

Looking ahead, we believe that international equities will continue to outperform. While U.S. equity valuations reflect high expectations for economic and corporate profit growth, the U.S. economic recovery fails to inspire. We could see an erosion of consumer confidence stemming from: a rise in mortgage rates, homeland security concerns, the fiscal deficit, a record current account deficit, or currency overvaluation. If consumer confidence and consumer spending falter, U.S. economic growth may disappoint.

Although international equities have performed well over the past year, valuations appear to us much more reasonable, reflecting lower economic and earnings expectations. There is more room for monetary stimulus if economic growth tails off. In fact, many were surprised that the EU Central Bank did not lower interest rates at its most recent meeting. Government balance sheets are sounder and trade accounts are in better balance. Finally, international currencies may gain a little more ground on the dollar, and in the process, continue to enhance dollar-denominated international investment returns.

We do not see any overwhelmingly compelling macroeconomic themes to take advantage of in the year ahead. We are finding plenty of stocks that we believe can meet or exceed our performance objective of 50% appreciation within three years. For example, Cosmote Mobile Telecommunications has 50% of the cellular telephone market in Greece, where we expect penetration and pricing to rise towards European and the U.S. averages. The Greek economy is catching up with its EU counterparts and growth should benefit in 2004 from Greece's hosting of the Olympics. Cosmote has had superior revenue and earnings growth potential compared to cellular operators in more mature markets, but is trading at a significant valuation discount.

In conclusion, while we believe that international equities as an asset class will progress over the next twelve months, we expect that their returns will moderate. With few discernable trends in the market, we believe stock selection will be the key to generating returns in the year ahead.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER

Manhattan Fund Portfolio Commentary

During the first half of fiscal 2004, the equity markets provided strong results across market capitalization and style categories, extending the gains experienced since March of 2003. For the six-month reporting period, the Manhattan Fund generated positive returns but trailed its benchmark, the Russell Midcap Growth Index.

Our security selection within the financials and consumer discretionary sectors provided the largest contribution to performance for the reporting period. Financial names such as Investors Financial Services benefited from a favorable market environment, while our emphasis on retail stocks such as Coach and Ross Stores added value within the consumer discretionary sector.

Although the energy sector was a relatively weak area of the market, our security selection in the group helped performance, since our companies, such as XTO Energy, had the ability to increase oil and gas reserves and/or production. In terms of sector allocation, our overweight position in telecomm services, the strongest sector during the reporting period, boosted performance.

On the downside, our stock selection within information technology had the most negative impact on relative portfolio performance, as the market continued to experience rapid rotation regardless of underlying company fundamentals. We believe that if the economy continues to experience solid growth, our individual stock selection criteria will provide a foundation for positive relative performance in this area. In addition, our security selection within the healthcare sector also detracted from relative performance, as names that had performed particularly well for us in the previous six months pulled back during the reporting period.

Generally speaking, stocks roared ahead in calendar 2003, ending a three-year bear market. Initially, many investors feared that growth was fragile, as business spending remained tepid and employment stayed weak. However, the Federal Reserve held rates low, which in turn allowed

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Manhattan Fund /1, 9/ Inception Date    Six Month     Average Annual Total
                                                      Period Ended     Return Ended 3/31/04
                                                         2/29/2004 1 Year 5 Years  10 Years
   Investor Class                       03/01/1979/4/       10.04% 36.14%  (2.24%)    6.40%
   Trust Class /3a, 5/                     08/30/1993        9.98% 36.06%  (2.35%)    6.26%
   Advisor Class /3b, 6/                   09/03/1996        9.89% 35.39%  (2.82%)    5.93%
   Russell Midcap Growth Index /2/                          15.52% 49.63%   2.29%    10.27%
   S&P 500 Index /2/                                        14.59% 35.10%  (1.20%)   11.68%



The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

consumer spending to be unleashed from massive mortgage refinancing. In addition, fiscal stimulus -- in the form of tax cuts and spending hikes -- provided strength to consumers, while victories in Iraq provided a psychological lift to boost equity prices. Corporate earnings jumped in the third and fourth quarters as economic growth picked up.

As a result of these positives, all major equity indices registered gains in calendar 2003, with growth and value styles advancing at about the same rate, and small capitalization and technology stocks generating the greatest returns. Although the technology sector is a bit weak moving into 2004, we believe that this is a temporary pullback and that strong earnings results will move these stocks higher over the course of the year. Small-cap stocks continue to lead the way, although at a slower pace, while the return differential between small-caps and large-caps seems to be diminishing. For most of calendar 2003, we found that the stocks of cyclical, lower quality firms performed much better than larger, high quality, stable companies. Now we have begun to see the market distinguish among stocks based on fundamentals. We believe that the equity market will continue to be fundamentally driven as the year progresses.

We remain bullish in the short run. We believe that the markets will overshoot on the upside, as they typically do. However, the picture gets foggier in the second half of calendar 2004. Regarding the economy, we think that the Federal Reserve will remain accommodative throughout 2004, judging from recent Fed comments and the unlikelihood of action in the months leading up to the presidential election. The situation may unfold as follows: employment grows slowly, productivity stays high, and inflation remains low; margins expand, the Fed stays on hold through 2004; interest rates are stable and even decline, the dollar gradually descends; GDP expands at a 5% plus rate, with the result that earnings can grow more than current expectations and P/E multiples expand as investors risk more capital from money market funds.

This paints a fairly favorable economic picture for stocks to continue on their upward trend. Overall, in 2004 we believe that market leadership will continue in technology, industrials, materials and financials. Unlike last year, however, we expect to see periods of strong rotation among sectors.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                       PORTFOLIO MANAGER MID CAP GROWTH

Millennium Fund Portfolio Commentary

During the first half of fiscal 2004, the equity markets provided strong results across market capitalization and style categories, extending the gains experienced since March of 2003. For the six-month reporting period, the Millennium Fund generated positive returns but trailed its benchmark, the Russell 2000 Growth Index.

Our security selection in the energy sector boosted performance over the reporting period. Within this group, our natural gas exploration and production stocks, including Patina Oil & Gas, provided strong returns. In addition, stocks within the financials sector, such as Jefferies Group and Cathay General Bancorp, also helped relative performance.

On the down side, our stock selection within the information technology sector had the most negative impact on relative portfolio performance, as the market continued to experience rapid rotation regardless of companies' underlying fundamentals. However, if the economy continues to show solid growth, we believe our individual stock selection criteria will provide a foundation for positive relative performance in this group. Lastly, our security selection within the healthcare sector also hurt relative portfolio performance during the reporting period.

Generally speaking, stocks roared ahead in calendar 2003, ending a three-year bear market. Initially, many investors feared that growth was fragile, as business spending remained tepid and employment stayed weak. However, the Federal Reserve held rates low, which in turn allowed consumer spending to be unleashed from massive mortgage refinancing. In addition, fiscal stimulus -- in the form of tax cuts and spending hikes -- provided strength to consumers, while victories in Iraq provided a psychological lift to boost equity prices. Corporate earnings jumped in the third and fourth quarters as economic growth picked up.

As a result of these positives, all major equity indices registered gains in calendar 2003, with

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Millennium Fund /1/ Inception Date    Six Month        Average Annual Total
                                                    Period Ended        Return Ended 3/31/04
                                                       2/29/2004 1 Year 5 Years Life of Fund
   Investor Class /3a/                   10/20/1998        6.99% 44.32%   0.42%        9.66%
   Trust Class /3b, 5/                   11/03/1998        6.92% 44.30%   0.34%        9.57%
   Advisor Class /3b, 6/                 05/03/2002        7.21% 44.68%   0.42%        9.66%
   Russell 2000 Growth Index /2/                          15.42% 63.16%   2.31%        6.47%
   Russell 2000 Index /2/                                 18.34% 63.83%   9.66%       11.37%



The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

growth and value styles advancing at about the same rate, and small capitalization and technology stocks generating the greatest returns. Although the technology sector is a bit weak moving into 2004, we believe that this is a temporary pullback and that strong earnings results will move these stocks higher over the course of the year. Small-cap stocks continue to lead the way, although at a slower pace, while the return differential between small-caps and large-caps seems to be diminishing. For most of calendar 2003, we found that the stocks of cyclical, lower quality firms performed much better than larger, high quality, stable companies. Now we have begun to see the market distinguish among stocks based on fundamentals. We believe that the equity market will continue to be driven by fundamentals as the year progresses.

We remain bullish in the short run. We believe that the markets will overshoot on the upside, as they typically do. However, the picture gets foggier in the second half of calendar 2004. Regarding the economy, we think that the Federal Reserve will remain accommodative throughout 2004, judging from recent Fed comments and the unlikelihood of action in the months leading up to the presidential election. The situation may unfold as follows: employment grows slowly, productivity stays high, and inflation remains low; margins expand, the Fed stays on hold through 2004; interest rates are stable and even decline, the dollar gradually descends; GDP expands at a 5% plus rate, with the result that earnings can grow more than current expectations and P/E multiples expand as investors risk more capital from money market funds.

This paints a fairly favorable economic picture for stocks to continue on their upward trend. Overall, in 2004 we believe that market leadership will continue in technology, industrials, materials and financials. Unlike last year, however, we expect to see periods of strong rotation among sectors.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ David A. Burshtan
                               DAVID H. BURSHTAN
                      PORTFOLIO MANAGER SMALL CAP GROWTH

Partners Fund Portfolio Commentary

Although market momentum slowed in the last two months of first-half fiscal 2004, equity indices closed this six-month reporting period with strong gains. The Partners Fund outperformed the S&P 500 Index but underperformed its Russell 1000 Value Index benchmark.

Over the last six months, investors have vacillated on their outlook for the economy, interest rates, and various market sectors. At first, impressive second-half 2003 GDP growth galvanized investors and stocks rallied strongly, with cyclical companies leading the way. However, the more vigorous economy spawned concern that interest rates would rise, and toward the end of calendar 2003, investors rotated into less economically sensitive industry groups. Toward the end of this reporting period, stocks stalled as investors fixated on disappointing job growth began questioning whether the economy was really as strong as it appeared.

The Partners Fund was well balanced between cyclical sectors such as consumer discretionary, industrials, and information technology, which performed well in the first part of this reporting period, and less economically sensitive sectors such as healthcare and financials, which came on strong in the latter half. The end result was that the Fund enjoyed double-digit returns in all of the eight sectors it was invested in.

Our financial sector investments had the most favorable impact on absolute returns, with Countrywide Financial, Berkshire Hathaway, and Lehman Brothers Holdings (Neuberger Berman's parent company) making our top-ten performance list. Unfortunately for the portfolio, the Fund cannot continue to own Lehman Brothers now that Neuberger Berman is part of Lehman. Therefore, the position has to be eliminated. Our investment in Countrywide Financial offers a good example of our "best for less" investment approach. Countrywide has long been recognized as one of the highest quality, most profitable mortgage originators in the nation. Last year, we were able to buy the stock at just six times earnings after mortgage rates rose

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Partners Fund /1,9/ Inception Date       Six Month     Average Annual Total
                                                       Period Ended     Return Ended 3/31/04
                                                          2/29/2004 1 Year 5 Years  10 Years
   Investor Class /3a/                   01/20/1975/4/       16.58% 46.45%   2.16%    10.61%
   Trust Class /3a,/ /5/                 08/30/1993          16.48% 46.23%   2.03%    10.50%
   Advisor Class /3a,/ /6/               08/16/1996          16.38% 45.94%   1.72%    10.20%
   Russell 1000 Value Index /2/                              17.53% 40.82%   3.89%    12.61%
   S&P 500 Index /2/                                         14.59% 35.10%  (1.20%)   11.68%



Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

sharply in July. We believed Countrywide's large and highly profitable mortgage servicing business would help cushion earnings from a slowdown in the mortgage origination business. This thesis was never tested, because mortgage rates quickly came tumbling back down and both of Countrywide's businesses continued to thrive.

Our healthcare sector investments also performed well, with Aetna, Boston Scientific, and Laboratory Corporation of America all making our top-ten list. Finally, our consumer discretionary sector investments, most notably homebuilders Centex and Lennar, contributed to returns.

The lagging performance of our energy sector holdings hurt relative returns. We also made some mistakes. We were slow to realize how major changes in the pharmaceuticals distribution business would dampen the profits of industry leaders such as McKesson. We liquidated our position in McKesson, but not before we sustained some damage.

Looking ahead, we feel quite constructive about the economy and the stock market. Today's pessimists are obsessing over slow job growth and rapidly expanding trade deficits -- concerns that we believe are overblown. Why aren't we adding more jobs? In our opinion, it's because still cautious corporate managers remain focused on profitability and balance sheets. We believe job growth will eventually accelerate. In the interim, we believe record high productivity will leverage earnings, which we expect to continue to exceed expectations.

Some investors are worried about the exploding trade deficit with China. Let's think about that. There is a widely accepted economic theory called the theory of competitive advantage. The advantage China enjoys is low cost labor. America's advantage is low cost capital. Under free trade, these competitive advantages produce several positive things. First, they elevate the standard of living of the Chinese, eventually creating a bigger market for American products and services. Secondly, they increase the purchasing power of the American consumer, who can buy products imported from China at lower prices. In essence, we are importing disinflation from China and other low labor cost nations. That's why U.S. inflation is dormant and why we believe it will likely remain so as the economy continues to expand. Low interest rates help fuel sustained economic growth, which ultimately creates more jobs. The downside is the short-term pain of displaced labor in the U.S. and the need for job retraining. However, it is worth noting that despite the jobs lost to China and other low labor cost nations, America has the lowest unemployment rate in the developed world, and at 5.6% (as of February 2004), U.S. unemployment approximates its historical average.

In conclusion, earnings growth normally drives stocks. While many investors can't seem to see the forest through all the aforementioned trees, we believe that if earnings growth is as good as we anticipate, stocks will continue to make good progress. We will continue to seek the highest quality companies trading at the most compelling valuations and are confident such stocks will participate in the market advance.

Sincerely,

/s/ S. Basu Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER

Real Estate Fund Portfolio Commentary

In the first half of fiscal 2004, real estate investment trusts (REITs) posted strong gains and continued to outperform broad equity market indices. We are pleased to report that the Neuberger Berman Real Estate Fund outperformed its benchmark, the NAREIT Equity REIT Index.

Our overweight position in the regional malls sector, along with the above average performance of our stock selections in this property category, deserve much of the credit for the Fund's superior relative performance. Our underweight position in apartments, the worst performing sector, buoyed relative returns. Stock selection in the healthcare sector also contributed. Our office REIT holdings provided mixed results, as performance in this sector was restrained due to ongoing concerns over still anemic new job growth.

REITs' strong performance during this six-month reporting period was driven by three factors: increasing evidence of a bottom in commercial real estate fundamentals; attractive dividend yields versus other equity sectors and investment-grade fixed income alternatives; and large investment inflows into real estate securities.

In the second half of 2003, a sizable number of REIT managers reported modest improvements in occupancy levels and expressed confidence that occupancy rates would continue to trend higher in 2004. The firming in commercial real estate fundamentals is a result of four quarters of improving GDP growth filtering through the economy and creating more stable and, in some property sectors, increased demand for real estate space. New supply has been restrained. Supply growth, as measured by new permits and construction starts as a percentage of existing supply, decelerated and the level of commercial real estate supply growth for most property sectors will be below long-term averages for the next 12-18 months.

REITs' high yields continued to attract income-oriented investors. At the beginning of the first-half of fiscal 2004 (September 1, 2003) the average

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Real Estate Fund /1, 11/ Inception Date    Six Month Average Annual Total
                                                         Period Ended Return Ended 3/31/04
                                                            2/29/2004 1 Year  Life of Fund
      Trust Class /3b/                        05/01/2002       23.05% 55.38%        26.44%
      NAREIT Equity REIT Index /2/                             20.69% 52.58%        21.81%



The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

REIT yield was 6.1%, versus 4.5% for the 10-Year U.S. Treasury Bond and 1.7% for the S&P 500.

REITs have also enjoyed a performance tailwind from the strong flow of funds into the sector. Money coming into real estate securities mutual funds, closed-end funds, and institutional accounts dwarfed REIT issuance through this reporting period. This highly favorable supply/demand dynamic helped enhance returns.

As expected, there was significant divergence in performance among the core property sectors. Strong demand and restrained supply continued to produce attractive earnings growth for retail REITs, especially owners of regional malls. Industrial REITs performed well as investors grew more confident regarding demand prospects for the second half of 2004 and 2005. Office REITs lagged as weak near-term fundamentals coupled with mediocre job growth discouraged investors. Apartment REITs continued to struggle as historically low mortgage rates turned potential renters into first-home buyers. At this juncture, the apartment rental market is simply not price-competitive with entry level housing in most parts of the country.

Among the non-core real estate securities sectors, hotel REITs performed quite well. By historical standards, hotel REIT fundamentals are still not strong. However, they have improved as tourism and business travel have trended higher. This modest improvement was sufficient to attract value investors to this severely beaten down sector.

Looking ahead, we believe REIT fundamentals will continue to improve in most property sectors. Consumer confidence remains high, indicating that retail REITs will continue to enjoy favorable supply/demand dynamics. Recent Institute of Supply Management (ISM) data indicate that the manufacturing sector is strengthening, a positive for industrial REITs. Although, to date, new job growth has fallen well below expectations, employment is a lagging indicator, and we expect job growth to accelerate at some point in 2004. We believe this will result in improved fundamentals for the office sector. The apartment sector remains problematic. Until we see mortgage rates increase enough to begin pricing entry-level home buyers out of the market, apartment REIT fundamentals will remain weak.

Despite excellent capital appreciation over the last several years, REIT yields remain attractive. At the end of this reporting period, the average REIT yield was 5.2% compared with 4.0% for the 10-Year U.S. Treasury Bond and 1.6% for the S&P 500. We expect issuance of new real estate securities to increase in the coming year, but that investor demand for REITs will remain reasonably strong. This favorable flow of funds into real estate securities can't go on indefinitely, but we think it may continue to enhance REIT performance in the year ahead.

In conclusion, after three years of well-above-historical-average absolute and relative returns, we feel compelled to remind investors that our longer-term expectations are more modest. We believe REITs can produce 10%-12% annualized total returns with dividends-and-earnings-driven capital appreciation making nearly equal contributions. This may not be exciting compared with the returns of the last two years, but, we believe, will prove to be competitive with long-term equity market returns.

Sincerely,

/s/ Steven R. Brown
                                STEVEN R. BROWN
                               PORTFOLIO MANAGER

Regency Fund Portfolio Commentary

Mid-cap value stocks did well in the first half of fiscal 2004, and the Regency Fund slightly underperformed its benchmark, the Russell Midcap Value Index.

The Fund had positive returns in all eight of the sectors it was invested in. Our financial sector investments made the largest contribution to absolute returns, followed by our holdings in the healthcare, consumer discretionary, and energy sectors. On a relative return basis, our healthcare and energy sector holdings excelled. Relative performance was restrained by our minimal exposure to technology, the second best performing sector during this reporting period. Despite the tech sector's strong showing in the first half of fiscal 2004, we continue to believe that technology stocks are materially overvalued. We note that technology stocks got off to a fast start in calendar 2004, with the tech dominated Nasdaq Composite up 7.5% year-to-date on January 26, only to give back nearly all its gain by the end of February. This may indicate that other investors are beginning to recognize that tech sector valuations defy fundamental reality.

Although we have taken profits in stocks that performed well and hit our price targets, the portfolio remains overweighted in healthcare and energy, the two sectors that we believe offer the most compelling values. Our healthcare sector assets are concentrated in hospital companies and HMOs with healthy balance sheets, stable cash flows, high returns on equity, and realistic prospects for consistent double-digit earnings growth in the years ahead. Until quite recently, investors were enamoured of stocks in the most economically sensitive sectors, while healthcare services stocks lagged the market. Despite better relative performance over the last few months, we believe healthcare services stocks remain attractively valued. With the pace of economic growth moderating, we believe patient investors in less economically sensitive industry groups such as healthcare will be amply rewarded.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Regency Fund /1,9/ Inception Date    Six Month Average Annual Total
                                                   Period Ended Return Ended 3/31/04
                                                      2/29/2004 1 Year  Life of Fund
  Investor Class /3a/                   06/01/1999       20.18% 47.33%        12.63%
  Trust Class /3b, 5/                   06/10/1999       20.17% 47.40%        12.63%
  Russell Midcap Value Index /2/                         20.24% 51.60%         8.79%
  Russell Midcap Index /2/                               18.31% 50.83%         7.18%



The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


Our energy holdings consist of a diversified group of what we believe are high-quality exploration and production companies. Investors today are reluctant to buy even the highest quality energy stocks because of the fear that oil prices will fall from current highs. We agree that $35+ oil is not likely to persist indefinitely. However, we believe that $25 per barrel is a realistic long-run price for oil, given the higher finding costs the majors are experiencing and the thirst for oil from growing economies like China's. Our energy holdings enjoy below-average finding and development costs, strong balance sheets, conservative management and large prospect inventories. We believe these desirable characteristics would enable them to continue to grow reserves and production even in the face of a declining commodity price and should ultimately result in significant stock price appreciation.

Our single largest weighting remains in the financial sector. Although our financial holdings performed well in the first half of fiscal 2004, we believe that most are still undervalued due to the widespread misperception that all financial companies will suffer if interest rates trend higher as the economy expands. We think that higher interest rates aren't likely to hurt property and casualty insurers, which are still enjoying favorable business conditions, better pricing, and strong profit growth. Higher interest rates should actually help regional banks. With most commercial and home equity loans tied to the prime rate and adjusted monthly, the value of regional banks' assets declined as interest rates fell and their cost of capital for most deposits remained fixed. If interest rates trend higher in the year ahead, commercial and home equity loan rates will be adjusted upward, and profit margins should actually improve. We believe that this will be reflected in better than generally expected earnings in 2004.

We are bottom-up stock pickers, not economists or market forecasters. However, since our shareholders seem to appreciate our opinions on the economy and market, we will oblige. The consensus is calling for 4%-4.5% GDP growth in 2004. We think that is reasonable, but in our opinion, the valuations of equities in general and cyclical companies in particular already discount a reasonably good economy and improved corporate earnings prospects. At the same time, high quality companies in less economically sensitive groups such as healthcare, energy, and financials, trading at below market average valuations, do not require a more robust economy to grow cash flow and earnings at attractive rates. We believe this sets the stage for better relative performance in the year ahead.


Regardless of what the stock market has in store, we believe that over the longer term, a portfolio of the highest quality companies trading at below-market-average multiples will produce superior returns. Put another way, we are confident that buying the best for less will continue to be productive.

Sincerely,

/s/  Andrew B. Wellington
                             ANDREW B. WELLINGTON
                               PORTFOLIO MANAGER

Socially Responsive Fund Portfolio Commentary

Stocks got off to a fast start in the first half of fiscal 2004, but momentum slowed considerably during the last two months of this six-month reporting period -- a pause that could be expected after the market's breathtaking rally from mid-March through December 2003. For the reporting period, the Socially Responsive Fund fell short of its benchmarks, the S&P 500 Index and the Russell 1000 Value Index.

The Fund's financials sector investments had the most favorable impact on absolute returns. We have been biased toward less interest-rate-sensitive financial services companies whose businesses would not be hurt should interest rates trend higher in response to the recovering economy. State Street Corp., among our top performers during this reporting period, is a good example. State Street has long been the leading provider of transaction processing and custodial services to mutual fund companies and investment advisors. As investment companies sought to cut costs in response to a three-year bear market, the use of third-party processing services companies increased, expanding State Street's market. In addition to this favorable secular trend, State Street acquired Deutsche Bank's custodial services business, expanding its market share in Europe.

Although the performance of our tech holdings was mixed, big winners such as Teradyne and National Instruments more than compensated for tech sector disappointments. Energy and healthcare holdings also delivered solid returns, with Cimarex Energy, Newfield Exploration, Quest Diagnostics, and old favorite UnitedHealth Group making our top-ten performance list.

Largely due to the disappointing performance of Liberty Media Corp., one of our larger portfolio positions, our consumer discretionary sector investments under performed by a considerable margin. Liberty Media is a complex company that is difficult for Wall Street to get its arms around. Liberty has some transparently valuable media assets, most notably its 100% ownership of leading cable television retailer QVC and the Starz/Encore

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman               Inception Date    Six Month     Average Annual Total
Socially Responsive Fund /1,9/                Period Ended     Return Ended 3/31/04
                                                 2/29/2004 1 Year 5 Years  10 Years
Investor Class /3b/                03/16/1994       14.07% 33.75%   4.05%    11.34%
Trust Class /3a, 5/                03/03/1997       14.05% 33.56%   3.78%    11.18%
Russell 1000 Value Index /2/                        17.53% 40.82%   3.89%    12.61%
S&P 500 Index /2/                                   14.59% 35.10%  (1.20%)   11.68%



Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

movie networks, and its 50% ownership of the Discovery Channel. However, it also has an extensive portfolio of investments in smaller, less well-known media companies that are hard to appraise. We did a lot of homework on Liberty Media and concluded that the sum of its many parts was worth considerably more than the whole as reflected in its stock price. Management is in the process of repositioning assets by liquidating smaller investments to reduce debt and consolidating others. Eventually, we believe that streamlining Liberty Media will "surface" value and attract more favorable investor attention.

As managers of a socially responsive fund, we are always on the lookout for potentially rewarding investments in the healthcare sector. Over the last several years, major pharmaceutical stocks have been under pressure due to a substantial increase in the number of best selling drugs coming off patent, a slowdown in the FDA's drug approval process, and the potential political backlash over rapidly rising health care costs. The end result is that, on a fundamental basis, the leading pharmaceuticals stocks appear to us quite attractive.


However, stock selection in the pharmaceuticals sector is critical. When analyzing investment candidates in this area, we focus on two things: the financial risk from drugs coming off patent or facing spirited competition from newly approved alternatives, and the growth potential of new drugs coming to market.

Novartis, a new portfolio addition, has only a few drugs nearing patent expiration and its current roster of products appears to us well positioned relative to the competition. More importantly, it has several recently approved drugs for the treatment of cardiovascular disease and cancer that are gaining market share and appear to us to be potential blockbusters. With limited patent exposure and a portfolio of approved drugs already on the market that are still early in their market penetration, we believe that Novartis can sustain its earnings growth for the foreseeable future.

Novartis has successfully integrated social and environmental factors into its daily business decisions. In fact, the company has been singled out by a number of organizations, including Working Mother magazine, for having a great workplace environment. In addition, Novartis has positioned itself as a leader in environmental performance within the pharmaceutical industry, reducing its reduced greenhouse gas emissions and solid waste generation, while improving its manufacturing efficiency.

Our outlook for the economy and the market hasn't changed much in the last six months. Despite disappointing new job growth, the consumer has continued spending. Business investment and capital spending have been trending higher. Inflation has remained dormant and, although interest rates will eventually rise in response to the recovering economy, in our opinion, they will probably remain quite low. Corporate earnings have been growing nicely. This is a favorable economic backdrop for stocks. However, in our opinion, valuations already reflect much of this good news, and therefore, equity returns will likely moderate in the year ahead.

Sincerely,

/s/ Arthur Moretti

/s/ Ingrid S. Dyott
                      ARTHUR MORETTI AND INGRID S. DYOTT
                             PORTFOLIO CO-MANAGERS

Endnotes

               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Neuberger Berman Management Inc. (NBMI).

                    a. NBMI previously absorbed or waived certain operating expenses.

                    b.    NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment advisor to these Funds.

               5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               7. NBMI first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Glossary of Indices

                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest
                                U.S. companies based on total market
                                capitalization). The Russell 1000 Index
                                represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell
                                3000 Index total market capitalization. The smallest company's market capitalization is roughly $117 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S.
                                dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index: The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American
                                Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  General Electric 4.9

                             2  Pfizer Inc.      4.7

                             3  Microsoft Corp.  4.6

                             4  Intel Corp.      3.5

                             5  Cisco Systems    3.3

                             6  Johnson &
                                Johnson          3.0

                             7  Wal-Mart Stores  2.7

                             8  Home Depot       2.4

                             9  Amgen Inc.       2.3

                            10  Forest
                                Laboratories     2.2

--------------------------------------------------------------------------------

              Number of Shares                    Market Value/+/
                                                  (000's omitted)

              Common Stocks (98.3%)

              Advertising (1.0%)
               4,400 Lamar Advertising               $    175 *

              Aerospace (0.4%)
                 700 United Technologies                    65

              Banking (1.5%)
               3,100 Fifth Third Bancorp                   174
               1,500 Wells Fargo                            86
                                                     ---------
                                                           260

              Biotechnology (3.1%)
               6,400 Amgen Inc.                            407*
               2,600 Genzyme Corp.                         132*
                                                     ---------
                                                           539

              Broadcasting (1.2%)
               4,700 Clear Channel Communications          202

              Business Services--IT Business
              Services (1.6%)
               9,850 SunGard Data Systems                  286*

              Chemicals (1.3%)
               8,500 Ecolab Inc.                           232

              Communications Equipment (3.3%)
              25,025 Cisco Systems                         578*

              Computers & Systems (0.6%)
               7,700 EMC Corp.                             110*

              Consumer Staples (2.3%)
               3,000 Clorox Co.                            147
               2,500 Procter & Gamble                      256
                                                     ---------
                                                           403

              Diversified (1.0%)
               2,900 iShares Russell 2000
                      Growth Index Fund               181/(S)/

              Electrical & Electronics (1.0%)
               6,700 Molex Inc.                            178

              Entertainment (0.8%)
               5,200 Walt Disney                           138

              Financial Services (7.1%)
               2,900 American Express                      155
               2,300 Bear Stearns                          202
                 600 Capital One Financial                  43
               8,800 Charles Schwab                        108
               4,800 Citigroup Inc.                        241
               3,200 Fannie Mae                            240
               1,100 Freddie Mac                            68
               3,300 MBNA Corp.                             90

              Number of Shares                     Market Value/+/
                                                   (000's omitted)
               2,100 Washington Mutual                 $    94
                                                       -------
                                                         1,241

              Food & Beverage (2.6%)
               3,900 Coca-Cola                             195
               5,150 PepsiCo, Inc.                         267
                                                       -------
                                                           462

              Hardware (2.9%)
               7,300 Dell Inc.                            239 *
               2,800 IBM                                   270
                                                       -------
                                                           509

              Health Care (1.0%)
               4,000 Abbott Laboratories                   171

              Health Products & Services (3.7%)
               1,200 Anthem, Inc.                         103 *
                 400 Kinetic Concepts                      16 *
               3,900 Medtronic, Inc.                       183
               1,600 Stryker Corp.                         142
               3,400 UnitedHealth Group                    211
                                                       -------
                                                           655

              Industrial (1.6%)
               5,900 Fastenal Co.                          286

              Insurance (1.1%)
               4,700 AFLAC, Inc.                           191

              Internet (2.3%)
               1,300 eBay Inc.                             89 *
               7,000 Yahoo! Inc.                          311 *
                                                       -------
                                                           400

              Machinery & Equipment (1.1%)
               2,100 Danaher Corp.                         188

              Manufacturing (7.0%)
               2,400 3M Co.                                187
              26,300 General Electric                      855
               1,100 Illinois Tool Works                    88
               1,900 Parker-Hannifin                       107
                                                       -------
                                                         1,237

              Media (2.0%)
               8,950 Comcast Corp. Class A Special        261 *
               2,200 Viacom Inc. Class B                    85
                                                       -------
                                                           346

              Medical Equipment (1.1%)
               2,650 Zimmer Holdings                       200*

              Mining (1.2%)
               3,800 Barrick Gold                           78
               3,200 Newmont Mining                        139
                                                       -------
                                                           217

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Century Fund cont'd


                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Oil & Gas (1.6%)
                 1,700 Anadarko Petroleum            $    87
                 3,400 Burlington Resources              199
                                                     -------
                                                         286

                Pharmaceutical (12.2%)
                 3,200 Eli Lilly                         237
                 5,100 Forest Laboratories               385*
                 9,854 Johnson & Johnson                 531
                 3,400 Merck & Co.                       163
                22,625 Pfizer Inc.                       829
                                                     -------
                                                       2,145

                Restaurants (0.6%)
                 2,600 Yum! Brands                        96*

                Retail (9.9%)
                 5,600 Bed Bath & Beyond                 229*
                 4,500 Gap Inc.                           94
                11,700 Home Depot                        425
                 2,700 Linens 'n Things                   92*
                 2,400 Lowe's Cos.                       134
                 6,800 Target Corp.                      299
                 8,000 Wal-Mart Stores                   476
                                                     -------
                                                       1,749

                Semiconductors (10.7%)
                 2,200 Analog Devices                    110
                10,000 Applied Materials                 212*
                21,100 Intel Corp.                       617
                 3,000 KLA-Tencor                        158*
                 4,300 Lam Research                     110 *
                 4,200 Linear Technology                 168
                 2,000 Maxim Integrated Products         100
                 3,100 National Semiconductor            122*
                 6,800 Texas Instruments                 208
                 1,700 Xilinx Inc.                        72*
                                                     -------
                                                       1,877

                Software (6.6%)
                30,800 Microsoft Corp.                   816
                14,700 Oracle Corp.                      190*
                 5,300 VERITAS Software                  161*
                                                     -------
                                                       1,167

                Telecommunications (0.9%)
                 2,500 QUALCOMM Inc.                     159

                Transportation (2.0%)
                 5,000 United Parcel Service             354

                Total Common Stocks
                (Cost $15,366)                        17,283
                                                     -------

                  Principal Amount              Market Value/+/
                                                (000's omitted)

                  Short-Term Investments (2.1%)
                  $358,400  N&B Securities
                             Lending Quality
                             Fund, LLC              $   358/++/
                    13,491  Neuberger Berman
                             Institutional Cash
                             Fund Trust Class           13 /@/
                                                    -------

                  Total Short-Term Investments
                  (Cost $371)                           371/#/
                                                    -------

                  Total Investments (100.4%)
                  (Cost $15,737)                     17,654/##/
                  Liabilities, less cash,
                   receivables and other assets
                   [(0.4%)]                             (65)
                                                    -------

                  Total Net Assets (100.0%)         $17,589
                                                    -------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  OM Group          3.1

                            2  K-V
                               Pharmaceutical    2.9

                            3  Young
                               Innovations       2.5

                            4  G & K Services    2.4

                            5  Landstar System   2.3

                            6  Plantronics, Inc. 2.3

                            7  HCC Insurance
                               Holdings          2.1

                            8  Emmis
                               Communications    2.0

                            9  ScanSource, Inc.  2.0

                           10  Pulitzer Inc.     2.0

--------------------------------------------------------------------------------

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Common Stocks (88.6%)

              Auto/Truck Replacement Parts (1.1%)
              107,100 American Axle &
                       Manufacturing Holdings        $ 4,071*

              Banking & Financial (1.9%)
              150,030 Boston Private Financial
                       Holdings                        4,072
               58,200 Wintrust Financial               2,799/(S)/
                                                     -------
                                                       6,871

              Biotechnology (1.1%)
               98,700 Techne Corp.                     3,996*/(S)/

              Business Services (4.2%)
               66,400 Clark, Inc.                     1,119 *
              239,000 G & K Services                   8,685
               93,700 Rollins, Inc.                    2,177
              128,000 Watson Wyatt & Co.              3,033 *
                                                     -------
                                                      15,014

              Commercial Services (5.1%)
              160,100 Modine Manufacturing             4,555
              122,700 National Processing             2,429 *
              362,100 OM Group                        11,124*/(S)/
                                                     -------
                                                      18,108

              Consumer Products & Services (10.1%)
              184,000 Blyth, Inc.                      6,247
              224,900 Central Parking                  4,309/(S)/
              204,200 Plantronics, Inc.               8,152 *
              158,400 Snap-on                          5,069
              283,500 Spartech Corp.                   6,699
                6,800 Strayer Education                  739
              124,331 Tootsie Roll Industries          4,631
                                                     -------
                                                      35,846

              Distributor (4.5%)
              236,600 D & K Healthcare Resources       2,319
              224,900 MSC Industrial Direct            6,443
              150,100 ScanSource, Inc.                 7,154*/(S)/
                                                     -------
                                                      15,916

              Entertainment (1.6%)
              126,500 International Speedway           5,648

              Filters (1.0%)
               57,200 CLARCOR Inc.                     2,468
               27,800 CUNO Inc.                       1,192 *
                                                     -------
                                                       3,660

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Financial Services (6.2%)
               37,700 FactSet Research Systems       $ 1,388
               91,200 Financial Federal               3,142 *
               68,700 Greater Bay Bancorp              1,893/(S)/
              231,200 HCC Insurance Holdings           7,489
              112,600 ITLA Capital                    5,404 *
              130,600 W.P. Stewart & Co.               2,578/(S)/
                                                     -------
                                                      21,894

              Health Care (2.1%)
              120,700 Apria Healthcare Group          3,773 *
               88,000 Charles River Laboratories
                       International                  3,789 *
                                                     -------
                                                       7,562

              Health Products & Services (11.0%)
              450,000 Hooper Holmes                    2,821
               53,900 ICU Medical                      1,806*/(S)/
              392,100 K-V Pharmaceutical              10,218*
              112,600 Landauer, Inc.                   4,895
              204,100 Priority Healthcare             4,511 *
              224,900 STERIS Corp.                    5,665 *
              240,700 Young Innovations                8,976
                                                     -------
                                                      38,892

              Heavy Industry (1.0%)
              123,000 Chicago Bridge & Iron            3,450

              Insurance (3.0%)
              142,200 Direct General                   4,721
               69,600 Hilb, Rogal and Hamilton         2,561
               81,700 RLI Corp.                        3,268
                                                     -------
                                                      10,550

              Internet (0.4%)
               61,800 j2 Global Communications         1,357*/(S)/

              Machinery & Equipment (4.7%)
              143,000 IDEX Corp.                       6,092
              126,600 Lindsay Manufacturing            3,266
              141,400 Regal-Beloit                     2,984
              211,100 Robbins & Myers                  4,285
                                                     -------
                                                      16,627

              Oil & Gas (3.5%)
               71,300 CARBO Ceramics                   4,354
              107,000 FMC Technologies                2,814 *
              147,400 Offshore Logistics              3,389 *
               56,000 Universal Compression
                       Holdings                       1,743 *
                                                     -------
                                                      12,300

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Fasciano Fund cont'd


                Number of Shares               Market Value/+/
                                               (000's omitted)

                Publishing & Broadcasting (11.9%)
                285,600 Emmis Communications      $ 7,226 *
                365,900 Journal Communications       6,707
                281,300 Journal Register            5,660 *
                113,600 Lee Enterprises              5,122
                 69,800 McClatchy Co.                4,787
                108,600 Meredith Corp.               5,462
                137,600 Pulitzer Inc.                7,100
                                                  --------
                                                    42,064

                Real Estate (1.5%)
                 48,400 Beazer Homes USA             5,174/(S)/

                Restaurants (3.5%)
                182,300 Ruby Tuesday                 5,775/(S)/
                337,500 Steak n Shake               6,683 *
                                                  --------
                                                    12,458

                Retail (1.2%)
                 99,300 Regis Corp.                  4,292

                Semiconductors (0.4%)
                 33,300 Cabot Microelectronics       1,484*/(S)/

                Technology (2.2%)
                204,000 Kroll Inc.                  4,786 *
                252,490 Methode Electronics          3,156
                                                  --------
                                                     7,942

                Transportation (2.9%)
                 98,130 Heartland Express            2,192
                229,200 Landstar System             8,180 *
                                                  --------
                                                    10,372

                Waste Management (2.5%)
                130,200 Stericycle, Inc.            6,021 *
                 74,000 Waste Connections           2,788 *
                                                  --------
                                                     8,809

                Total Common Stocks
                (Cost $231,247)                    314,357
                                                  --------

                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (17.4%)
                $21,454,900 N&B Securities
                             Lending Quality
                             Fund, LLC             $ 21,455/++/
                 40,433,797 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        40,434/@/
                                                   --------

                Total Short-Term Investments
                (Cost $61,889)                       61,889/#/
                                                   --------

                Total Investments (106.0%)
                (Cost $293,136)                     376,246/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(6.0%)]                           (21,277)
                                                   --------

                Total Net Assets (100.0%)          $354,969
                                                   --------

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Capital One
                                Financial      15.9

                             2  Citigroup Inc.  9.5

                             3  International
                                Rectifier       9.2

                             4  J.P. Morgan
                                Chase           5.1

                             5  Merrill Lynch   4.8

                             6  Fannie Mae      4.6

                             7  Lehman
                                Brothers
                                Holdings        4.5

                             8  Flextronics
                                International   4.2

                             9  Amkor
                                Technology      4.1

                            10  Furniture
                                Brands
                                International   4.1

--------------------------------------------------------------------------------


           Number of Shares                         Market Value/+/
                                                    (000's omitted)

           Common Stocks (97.4%)

           Automotive (0.8%)
             390,000 Autoliv, Inc.               $   17,308

           Consumer Goods & Services (3.0%)
             560,000 Fresh Del Monte Produce         14,258
           1,375,000 MemberWorks Inc.               46,846 */(S)/++//
                                                 ----------
                                                     61,104

           Financial Services (49.7%)
           4,605,000 Capital One Financial          325,665
           3,876,000 Citigroup Inc.                 194,808
           1,275,000 Fannie Mae                      95,497
           1,780,000 FleetBoston Financial           80,153
           2,540,000 J.P. Morgan Chase              104,191
           1,060,000 Lehman Brothers Holdings        91,913/++/
           1,600,000 Merrill Lynch                   97,936
           2,320,000 Providian Financial            29,998 *
                                                 ----------
                                                  1,020,161

           Retail (10.6%)
           2,546,700 Furniture Brands
                      International                  83,659
             683,000 Neiman Marcus Group
                      Class B                        35,858
             791,100 Select Comfort                 21,415 *
           3,277,000 TJX Cos.                        77,173
                                                 ----------
                                                    218,105

           Technology (33.3%)
           1,800,000 Advanced Micro Devices         27,000 */(S)/
           1,900,000 Amdocs Ltd.                    52,972 *
           5,500,000 Amkor Technology               85,085 *
             750,000 Computer Associates             19,920
           4,820,000 Flextronics International      87,242 */(S)/
           4,082,700 International Rectifier       188,458 */++/
           1,810,000 Jabil Circuit                  50,644 *
           1,000,000 Nokia Corp. ADR                 21,770
           7,900,000 Nortel Networks                63,042 *
           1,800,000 NVIDIA Corp.                   40,050 *
             440,000 SanDisk Corp.                  11,158 *
             870,000 Tech Data                      35,209 *
                                                 ----------
                                                    682,550

           Total Common Stocks
           (Cost $1,186,100)                      1,999,228
                                                 ----------

                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (6.2%)
                $72,090,600 N&B Securities
                             Lending Quality
                             Fund, LLC            $   72,091/++/
                 54,877,335 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class         54,877/@/
                                                  ----------

                Total Short-Term Investments
                (Cost $126,968)                      126,968/#/
                                                  ----------

                Total Investments (103.6%)
                (Cost $1,313,068)                  2,126,196/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(3.6%)]                            (72,994)
                                                  ----------

                Total Net Assets (100.0%)         $2,053,202
                                                  ----------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Zebra
                                Technologies    2.8

                             2  Church & Dwight 2.5

                             3  Alberto-Culver
                                Class B         2.3

                             4  AptarGroup Inc. 2.2

                             5  Henry Schein    2.1

                             6  Mentor Corp.    2.0

                             7  Moore Wallace   2.0

                             8  IDEXX
                                Laboratories    1.8

                             9  Engineered
                                Support Systems 1.7

                            10  Fair Isaac      1.7

--------------------------------------------------------------------------------

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Common Stocks (95.3%)

             Aerospace (0.1%)
               248,750 Ducommun Inc.               $    5,584*

             Automotive (0.4%)
               568,700 Gentex Corp.                    23,180

             Banking & Financial (10.7%)
               280,100 Alabama National                14,288
             1,278,500 Bank of Hawaii                  58,351/(S)/
             2,158,400 Banknorth Group                 71,939
               645,626 BOK Financial                  26,167 *
             1,254,200 Colonial BancGroup              23,115
             1,565,900 Cullen/Frost Bankers            66,425
             1,460,600 East West Bancorp               77,631/++/
               173,200 First Community Bancorp          6,810
             2,722,750 First Niagara Financial
                        Group                          39,698
               196,500 M&T Bank                        18,874
             2,728,471 New York Community
                        Bancorp                        95,824
               793,650 OceanFirst Financial            20,040/++/
               828,370 Prosperity Bancshares           19,591/(S)/
             1,978,400 Provident Financial
                        Services                       38,974
             1,547,962 Sterling Bancshares             21,037
               692,368 Texas Regional
                        Bancshares                     27,418
             1,207,500 TierOne Corp.                   27,157*/++/
               813,400 Westamerica Bancorp             40,881
                                                   ----------
                                                      694,220

             Building, Construction & Furnishing (1.1%)
             1,521,800 Simpson Manufacturing           71,844/++/

             Business Services (1.0%)
             1,938,000 Harte-Hanks                     42,927
               449,700 Ritchie Bros. Auctioneers       24,288
                                                   ----------
                                                       67,215

             Capital Equipment (1.1%)
             1,281,500 Joy Global                      35,356
             1,010,300 Terex Corp.                    35,391 *
                                                   ----------
                                                       70,747

             Consumer Products & Services (6.6%)
             3,640,350 Alberto-Culver Class B         149,546
               711,700 Blyth, Inc.                     24,162
             3,916,200 Church & Dwight                163,227/++/
               481,176 Lancaster Colony                20,397
             1,950,800 Matthews International          60,806/++/
               475,500 The First Years                  8,155/++/
                                                   ----------
                                                      426,293

          Number of Shares                            Market Value/+/
                                                      (000's omitted)

          Defense (6.6%)
          1,148,162 Alliant Techsystems         $     65,560*/(S)/
          1,387,100 Anteon International              40,573*/(S)/
            272,000 CACI International                12,063*/(S)/
          2,163,975 Engineered Support
                     Systems                         112,960/(S)/++//
          2,735,700 ManTech International             57,121*/++/
          1,144,800 MTC Technologies                  30,784*/++/
          3,424,700 United Defense
                     Industries                      104,967*/++/
                                                ------------
                                                     424,028

          Diagnostic Equipment (1.3%)
          1,500,200 Biosite Inc.                      45,876*/(S)/++//
          2,514,200 Cytyc Corp.                      41,434 *
                                                ------------
                                                      87,310

          Filters (2.2%)
          1,031,000 CLARCOR Inc.                      44,488
            546,200 CUNO Inc.                        23,410 *
          1,259,100 Donaldson Co.                     71,806
                                                ------------
                                                     139,704

          Financial Technology (1.7%)
          1,838,625 Fair Isaac                       109,656/(S)/
             36,600 Nelnet, Inc.                        862 *
                                                ------------
                                                     110,518

          Food & Beverage (0.6%)
          1,327,400 Cott Corp.                       39,172 *

          Food Products (0.4%)
            701,700 American Italian Pasta            28,559

          Health Care (14.7%)
          2,263,000 Charles River Laboratories
                     International                    97,445*/(S)/
            579,600 Datascope Corp.                   19,596
          1,938,100 DENTSPLY International            84,908
            442,600 Diagnostic Products               21,351
          1,665,700 Haemonetics Corp.                 48,289*/++/
          1,857,300 Henry Schein                     132,797*
          2,239,900 IDEXX Laboratories               114,392*/++/
          2,950,050 K-V Pharmaceutical                76,878*/(S)/++//
          4,526,000 Mentor Corp.                 129,308/(S)/++//
          1,609,200 Patterson Dental                 109,055*
            725,000 Respironics, Inc.                37,925 *
          1,299,932 Taro Pharmaceutical
                     Industries                      81,701 *
                                                ------------
                                                     953,645

          Health Products & Services (0.3%)
            738,300 STERIS Corp.                     18,598 *

Schedule of Investments Genesis Fund cont'd


          Number of Shares                           Market Value/+/
                                                     (000's omitted)

          Industrial & Commercial Products (5.7%)
            969,700 Brady Corp.                   $   37,624
          1,095,800 Dionex Corp.                      57,968*/++/
            650,219 Mohawk Industries                54,163 *
          6,408,703 Moore Wallace                    127,918*
          1,374,700 Roper Industries                  66,742
            596,300 Snap-on                           19,082
            338,350 Woodhead Industries                5,481
                                                  ----------
                                                     368,978

          Insurance (3.8%)
            537,000 Arthur J. Gallagher               18,070/(S)/
             29,600 Aspen Insurance Holdings            773 *
          1,023,700 Axis Capital Holdings             31,233
          1,436,500 Brown & Brown                     53,007/(S)/
          1,206,907 Erie Indemnity                    57,014/(S)/
            974,800 HCC Insurance Holdings            31,574/(S)/
          1,279,525 W. R. Berkley                     53,292
                                                  ----------
                                                     244,963

          Intermediates (0.5%)
          1,202,700 Delta & Pine Land                 30,669

          Medical Equipment (0.3%)
            141,200 Kinetic Concepts                  5,698 *
            393,200 Vital Signs                       12,712/(S)/
                                                  ----------
                                                      18,410

          Medical Services (2.2%)
            325,789 AmSurg Corp.                     11,249 *
          1,166,600 Renal Care Group                 54,434 *
          1,387,300 Universal Health
                     Services Class B                 74,817/(S)/
                                                  ----------
                                                     140,500

          Mining (0.3%)
          1,350,000 Compass Minerals
                     International                    22,478

          Office Equipment (1.1%)
          1,758,000 United Stationers                 69,810*/(S)/++//

          Oil & Gas (5.6%)
            607,450 Apache Corp.                      25,009/(S)/
            597,300 Cabot Oil & Gas                   18,140
            724,000 Chesapeake Energy                  9,282
          2,289,700 Encore Acquisition                59,670*/++/
          1,036,400 Evergreen Resources              34,098 *
            730,000 Newfield Exploration             34,222 *
            870,200 St. Mary Land & Exploration       26,889
          1,078,290 Swift Energy                     20,487 *
          1,209,500 Unit Corp.                       32,148 *
          3,480,600 XTO Energy                       103,861
                                                  ----------
                                                     363,806

           Number of Shares                         Market Value/+/
                                                    (000's omitted)

           Oil Services (6.6%)
           1,746,800 Cal Dive International      $   42,360*/(S)/
           1,199,380 Cimarex Energy                 33,343 *
             949,000 Helmerich & Payne               28,204/(S)/
             828,900 Nabors Industries               39,248*/(S)/
           3,577,077 National-Oilwell               106,275*
             818,400 Oceaneering International       27,973*
             776,600 Offshore Logistics             17,854 *
             848,200 Patterson-UTI Energy           30,772 *
             547,300 Pride International             9,381 *
           1,185,000 Smith International             60,044*/(S)/
           1,690,000 Varco International            33,665 *
                                                 ----------
                                                    429,119

           Packing & Containers (2.2%)
           3,478,600 AptarGroup Inc.                140,709/++/

           Pharmaceutical (0.9%)
           1,972,100 Pharmaceutical Product
                      Development                   58,138 *

           Publishing & Broadcasting (1.7%)
           1,805,900 R.H. Donnelley                  78,286*/++/
           1,061,600 Valassis Communications         32,325*/(S)/
                                                 ----------
                                                    110,611

           Restaurants (2.6%)
           1,423,900 CEC Entertainment               77,702*/++/
           1,143,400 IHOP Corp.                      43,152/++/
           1,557,500 Ruby Tuesday                    49,342/(S)/
                                                 ----------
                                                    170,196

           Retail (4.6%)
           1,822,149 Big 5 Sporting Goods            45,791*/++/
             867,400 Claire's Stores                 17,539
           1,616,900 Hancock Fabrics                 27,245/++/
           1,248,800 Michaels Stores                 59,992/(S)/
           1,311,100 Pier 1 Imports                  30,693
             925,000 Regis Corp.                     39,978
             549,600 Russ Berrie                     19,785
           1,650,200 Talbots, Inc.                   55,942
                                                 ----------
                                                    296,965

           Technology (6.0%)
           1,155,800 Black Box                       59,535/(S)/++//
           3,540,400 Electronics for Imaging         89,820*/(S)/++//
             738,700 InVision Technologies           25,899*/(S)/
             680,500 MICROS Systems                 29,697 *
           2,527,200 Zebra Technologies             180,644*/(S)/++//
                                                 ----------
                                                    385,595

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Genesis Fund cont'd


             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Technology--Semiconductor (2.0%)
             1,501,400 Actel Corp.             $   37,085*/++/
             1,206,700 Cognex Corp.                40,135
             1,268,900 Credence Systems            14,402*/(S)/
               913,400 Novellus Systems           29,366 *
               187,800 Varian Semiconductor
                        Equipment                  7,660 *
                                               ----------
                                                  128,648

             Waste Management (0.4%)
             1,525,700 Bennett Environmental       27,310*/(S)/++//

             Total Common Stocks
             (Cost $4,002,896)                  6,167,522
                                               ----------

               Principal Amount                 Market Value/+/
                                                (000's omitted)

               Short-Term Investments (10.3%)
               $364,177,977 N&B Securities
                             Lending Quality
                             Fund, LLC            $  364,178/++/
                299,361,561 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        299,362/@/
                                                  ----------

               Total Short-Term Investments
               (Cost $663,540)                       663,540/#/
                                                  ----------

               Total Investments (105.6%)
               (Cost $4,666,436)                   6,831,062/##/
               Liabilities, less cash,
                receivables and other assets
                [(5.6%)]                            (360,816)
                                                  ----------

               Total Net Assets (100.0%)          $6,470,246
                                                  ----------

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  Liberty Media  5.1

                              2  Newfield
                                 Exploration    4.3

                              3  L-3
                                 Communications
                                 Holdings       4.2

                              4  Vodafone Group
                                 ADR            3.7

                              5  UnitedHealth
                                 Group          3.6

                              6  State Street   3.5

                              7  Target Corp.   3.5

                              8  Willis Group
                                 Holdings       3.4

                              9  National Grid
                                 Transco        3.4

                             10  Berkshire
                                 Hathaway
                                 Class B        3.2

--------------------------------------------------------------------------------

               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Common Stocks (98.0%)

               Banking & Financial (6.5%)
                 915,500 Fifth Third Bancorp     $   51,286
               1,134,200 State Street                60,941
                                                 ----------
                                                    112,227

               Consumer Cyclicals (3.5%)
               1,372,800 Target Corp.                60,348/(S)/

               Defense (4.2%)
               1,374,000 L-3 Communications
                          Holdings                   73,537/(S)/

               Diversified (3.1%)
                 603,600 Danaher Corp.               54,101/(S)/

               Energy (2.2%)
                 785,100 BP PLC ADR                  38,627/(S)/

               Financial Services (7.3%)
                 494,300 Ambac Financial Group       38,654/(S)/
                 769,964 Citigroup Inc.              38,698
                 459,700 Goldman Sachs               48,669
                                                 ----------
                                                    126,021

               Health Products & Services (6.8%)
                 671,400 Quest Diagnostics           55,639/(S)/
               1,002,400 UnitedHealth Group          62,149
                                                 ----------
                                                    117,788

               Industrial Gases (3.0%)
               1,411,600 Praxair, Inc.               51,269

               Insurance (6.6%)
                  17,850 Berkshire Hathaway
                          Class B                    55,924*
               1,541,200 Willis Group Holdings       59,105
                                                 ----------
                                                    115,029

               Media (10.1%)
               1,554,900 Comcast Corp. Class A
                          Special                    45,434*/(S)/
               7,704,176 Liberty Media               87,828*
               4,435,249 UnitedGlobalCom             42,090*/(S)/
                                                 ----------
                                                    175,352

               Oil & Gas (7.1%)
               1,070,100 EOG Resources               47,609
               1,591,350 Newfield Exploration        74,602*
                                                 ----------
                                                    122,211

               Oil Services (2.4%)
                 646,200 Schlumberger Ltd.           41,673/(S)/

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Pharmaceutical (4.4%)
               687,450 Millipore Co.               $   35,988*
               922,500 Novartis AG ADR                 40,728/(S)/
                                                   ----------
                                                       76,716

             Real Estate (4.0%)
               595,900 AMB Property                    21,107
             1,607,400 Equity Residential              47,820
                                                   ----------
                                                       68,927

             Technology (12.0%)
             1,588,700 Dell Inc.                       51,871*
             1,554,150 National Instruments            53,711/(S)/
             1,106,550 Synopsys, Inc.                  32,621*
             2,118,450 Teradyne, Inc.                  52,220*/(S)/
               547,200 Texas Instruments               16,772/(S)/
                                                   ----------
                                                      207,195

             Telecommunications (3.7%)
             2,549,600 Vodafone Group ADR              63,664/(S)/

             Transportation (3.3%)
               434,900 Burlington Northern
                        Santa Fe                       13,995
               736,700 Canadian National
                        Railway                        43,627/(S)/
                                                   ----------
                                                       57,622

             Utilities (3.3%)
             6,854,100 National Grid Transco           54,919
                76,600 National Grid Transco ADR        3,110/(S)/
                                                   ----------
                                                       58,029

             Waste Management (4.5%)
               978,500 Republic Services               25,676
             1,812,400 Waste Management                51,653
                                                   ----------
                                                       77,329

             Total Common Stocks
             (Cost $1,289,447)                      1,697,665
                                                   ----------

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Guardian Fund cont'd


               Principal Amount                 Market Value/+/
                                                (000's omitted)

               Short-Term Investments (22.6%)
               $353,250,500 N&B Securities
                             Lending Quality
                             Fund, LLC            $  353,251/++/
                 38,200,095 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        38,200 /@/
                                                  ----------

               Total Short-Term Investments
               (Cost $391,451)                       391,451/#/
                                                  ----------

               Total Investments (120.6%)
               (Cost $1,680,898)                   2,089,116/##/
               Liabilities, less cash,
                receivables and other assets
                [(20.6%)]                           (357,418)
                                                  ----------

               Total Net Assets (100.0%)          $1,731,698
                                                  ----------

See Notes to Schedule of Investments

Schedule of Investments International Fund

--------------------------------------------------------------------------------

Top Ten Equity Holdings


    Holding                      Country        Industry                       %

 1  Anglo Irish Bank             Ireland        Banking & Financial          3.5

 2  Vodafone Group               United Kingdom Telecommunications--Wireless 2.4

 3  TPV Technology               Hong Kong      Technology--Hardware         2.3

 4  Allied Irish Banks           Ireland        Banking                      2.2

 5  Talisman Energy              Canada         Energy                       2.2

 6  Cosmote Mobile Communication Greece         Telecommunications           1.9

 7  Kensington Group             United Kingdom Banking & Financial          1.8

 8  Banco Popular Espanol        Spain          Banking                      1.8

 9  Ramsay Health Care           Australia      Health Products & Services   1.8

10  Public Power Corp.           Greece         Energy                       1.8

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (96.8%)

                Australia (5.1%)
                 52,392 Australia & New Zealand
                         Banking Group              $  727
                 66,915 Cochlear Ltd.                1,190
                585,298 Ramsay Health Care           2,195
                339,815 Santos Ltd.                  1,591
                 45,770 Westpac Banking                595
                                                    ------
                                                     6,298

                Austria (0.4%)
                  4,410 Mayr-Melnhof Karton            538

                Belgium (1.2%)
                 50,815 Interbrew                    1,530

                Canada (5.3%)
                 51,085 Canadian Western Bank        1,603
                 56,200 Great Canadian Gaming        1,061*
                 45,820 PetroKazakhstan, Inc.        1,171*
                 46,800 Talisman Energy              2,725
                                                    ------
                                                     6,560

                Finland (1.5%)
                 22,700 Nokia Oyj ADR                  494
                 46,900 Pohjola Group, D Shares      1,309
                                                    ------
                                                     1,803

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              France (10.2%)
                 28,150 Beneteau                       $ 1,933
                 20,460 BNP Paribas                      1,295
                 19,700 CNP Assurances                   1,138
                 72,752 Credit Agricole                  1,874
                 31,585 Neopost SA                       1,729
                 12,050 Pierre & Vacances                1,213
                 13,750 Publicis Groupe                    476
                 12,280 Sanofi-Synthelabo SA               840
                 11,665 Societe Generale, A Shares       1,037
                 12,425 Total SA ADR                     1,143
                                                       -------
                                                        12,678

              Greece (5.9%)
                 29,240 Babis Vovos                        570
                149,100 Cosmote Mobile
                         Communication                   2,412
                115,545 Greek Organization of
                         Football Prognostics            2,139
                 81,255 Public Power Corp.               2,178
                                                       -------
                                                         7,299

              Hong Kong (3.9%)
                 70,370 China Mobile
                         (Hong Kong) ADR                 1,240
              2,296,000 Karrie International               664
              4,758,000 TPV Technology                   2,873
                                                       -------
                                                         4,777

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments International Fund cont'd

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Ireland (8.5%)
               180,597 Allied Irish Banks            $ 2,746
               258,324 Anglo Irish Bank                4,387
                73,655 CRH PLC                         1,539
                75,521 Grafton Group                     564
               108,890 IAWS Group                      1,334
                                                     -------
                                                      10,570

               Italy (4.1%)
                18,820 e.Biscom                        1,173*
                99,461 Merloni Elettrodomestici        1,726
                57,705 Permasteelisa SpA                 911
               243,340 UniCredito Italiano             1,284
                                                     -------
                                                       5,094

               Japan (14.7%)
               151,000 Aica Kogyo                      1,434
                14,550 Aiful Corp.                     1,284
                58,600 Belluna Co.                     2,103
                78,900 Chiyoda Co.                     1,004
                26,200 Eneserve Corp.                  1,091
                37,200 F.C.C. Co.                      1,287
                13,900 Hogy Medical                      601
                62,000 Kaga Electronics                1,044
                54,400 Mandom Corp.                    1,093
                47,700 Musashi Seimitsu                1,380
                   961 NTT DoCoMo                      1,997
                16,700 Promise Co.                     1,012
                47,600 Rinnai Corp.                    1,185
                23,700 Sawai Pharmaceutical              857
               136,000 Takuma Co.                        916
                                                     -------
                                                      18,288

               Netherlands (6.1%)
                30,338 Fugro NV                        1,755
                22,795 Hunter Douglas                  1,052
                54,293 Imtech NV                       1,396
               144,785 New Skies Satellites             991 *
                89,245 Reed Elsevier                   1,226
                23,120 Royal Dutch Petroleum--NY
                        Shares                         1,147
                                                     -------
                                                       7,567

               South Africa (1.4%)
                26,700 Harmony Gold
                        Mining ADR                       402
               961,689 Steinhoff International         1,287
                                                     -------
                                                       1,689

               Number of Shares                   Market Value/+/
                                                  (000's omitted)

               Spain (4.7%)
                  44,125 Banco de Sabadell           $    873
                  36,505 Banco Popular Espanol          2,219
                  11,930 Bankinter SA                     493
                  55,820 Repsol YPF                     1,146
                  23,402 Telefonica SA ADR              1,151
                                                     --------
                                                        5,882

               Sweden (2.8%)
                 113,690 Capio AB                      1,041 *
                  85,600 Nobia AB                         887
                 156,235 Swedish Match                  1,493
                                                     --------
                                                        3,421

               Switzerland (0.8%)
                   9,720 Roche Holding                  1,005

               United Kingdom (19.4%)
                 138,790 Barratt Developments           1,431
                 119,912 British Sky Broadcasting
                          Group                        1,607 *
                  26,467 Cairn Energy                    332 *
                  69,285 Carpetright PLC                1,282
                  75,700 Diageo PLC                     1,048
                  26,755 GlaxoSmithKline PLC              558
                  43,165 HBOS PLC                         586
                 263,385 Kensington Group               2,247
                 148,071 Lloyds TSB Group               1,233
                 148,055 Northern Rock                  2,132
                   9,835 Premier Oil                      96 *
                 234,204 Redrow PLC                     1,628
                  18,925 Royal Bank of Scotland
                          Group                           599
                 199,711 Stanley Leisure                1,788
                  47,180 Travis Perkins                 1,192
                 161,350 Trinity Mirror                 1,785
               1,201,245 Vodafone Group                 2,998
                 170,898 William Hill                   1,579
                                                     --------
                                                       24,121

               United States (0.8%)
                  21,820 Autoliv, Inc.                    968

               Total Common Stocks
               (Cost $93,036)                         120,088
                                                     --------

               Preferred Stocks (1.6%)

               Germany (1.6%)
                   3,427 Porsche AG
                         (Cost $1,543)                  1,997
                                                     --------

Schedule of Investments International Fund cont'd


                 Principal Amount               Market Value/+/
                                                (000's omitted)

                 Short-Term Investments (1.6%)
                 $1,981,378 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class
                             (Cost $1,981)          $1,981/@#/
                                                    ------

                             Principal Amount           Market Value/+/
                                                        (000's omitted)

                             Total Investments (100.0%)
                             (Cost $96,560)                $124,066/##/
                             Cash, receivables and other
                              assets, less liabilities (0.0%)
                                                           --------

                             Total Net Assets (100.0%)     $124,072
                                                           --------

Summary Schedule of Investments by Industry International Fund

                                                 Market Value/+/ Percentage of
  Industry                                       (000's omitted)    Net Assets
  --------                                       --------------- -------------
  Banking                                            $14,689         11.8%
  Banking & Financial                                 11,239          9.0%
  Energy                                               8,284          6.7%
  Building, Construction & Furnishing                  7,907          6.4%
  Telecommunications                                   5,977          4.8%
  Entertainment                                        5,506          4.4%
  Telecommunications--Wireless                         4,995          4.0%
  Media                                                4,618          3.7%
  Technology--Hardware                                 4,411          3.5%
  Automotive                                           4,345          3.5%
  Oil & Gas                                            4,336          3.5%
  Consumer Products & Services                         4,101          3.3%
  Health Products & Services                           3,985          3.2%
  Retailing                                            3,671          3.0%
  Pharmaceutical                                       3,260          2.6%
  Business Services                                    2,720          2.2%
  Business Services--IT Business Services              2,578          2.1%
  Insurance                                            2,447          2.0%
  Finance                                              2,296          1.9%
  Diversified                                          2,059          1.7%
  Consumer Durables                                    1,933          1.6%
  Manufacturing                                        1,825          1.5%
  Building Services--General Business Services         1,756          1.4%
  Auto/Truck Replacement Parts                         1,540          1.2%
  Tobacco                                              1,493          1.2%
  Chemicals                                            1,434          1.2%
  Food & Beverage                                      1,334          1.1%
  Specialty Chemical                                   1,213          1.0%
  Building Products                                    1,185          1.0%
  Consumer Cyclical--Leisure & Consumer Services       1,061          0.9%
  Home Furnishings                                     1,052          0.8%
  Health Care                                          1,041          0.8%
  Capital Goods                                          916          0.7%
  Advertising                                            476          0.4%
  Mining                                                 402          0.3%
  Other Assets--Net                                    1,987          1.6%
                                                    --------        ------
  Total Net Assets                                  $124,072        100.0%
                                                    --------        ------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Zebra
                                Technologies    3.0

                             2  Varian Medical
                                Systems         2.3

                             3  Nextel Partners 2.0

                             4  Caremark Rx     1.9

                             5  Symantec Corp.  1.9

                             6  Investors
                                Financial
                                Services        1.8

                             7  Royal Caribbean
                                Cruises         1.7

                             8  Mandalay Resort
                                Group           1.7

                             9  Fastenal Co.    1.6

                            10  E.W. Scripps    1.6

--------------------------------------------------------------------------------

              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Common Stocks (98.0%)

              Biotechnology (2.1%)
               76,500 Celgene Corp.                 $ 3,136*/(S)/
               87,000 Genzyme Corp.                  4,418 *
                                                    -------
                                                      7,554

              Building, Construction &
              Furnishing (1.1%)
               36,500 Centex Corp.                    3,898

              Business Services (3.2%)
               72,600 Corporate Executive Board       3,620
              104,800 Education Management           3,355 *
               92,000 Stericycle, Inc.               4,254 *
                                                    -------
                                                     11,229

              Business Services--IT Business
              Services (2.3%)
              184,000 Alliance Data Systems          5,511 *
               86,500 SunGard Data Systems           2,514 *
                                                    -------
                                                      8,025

              Capital Equipment (2.9%)
               57,000 Danaher Corp.                   5,109
               65,000 Donaldson Co.                   3,707
               37,500 SPX Corp.                      1,575 *
                                                    -------
                                                     10,391

              Capital Goods (2.1%)
               96,500 Gentex Corp.                    3,933
               45,000 Harman International
                       Industries                     3,510
                                                    -------
                                                      7,443

              Communications Equipment (2.6%)
               47,500 Advanced Fibre
                       Communications                1,165 *
              101,500 Avaya Inc.                     1,741 *
              234,500 Corning Inc.                   2,943 *
              100,400 UTStarcom, Inc.                 3,326*/(S)/
                                                    -------
                                                      9,175

              Diversified (0.6%)
               32,000 iShares Russell 2000
                       Growth Index Fund              1,992/(S)/

              Electrical & Electronics (2.2%)
              118,500 Jabil Circuit                  3,315 *
              138,000 Molex Inc.                      4,372/(S)/
                                                    -------
                                                      7,687

              Energy (3.9%)
               31,000 Kinder Morgan                   1,913
               58,500 Murphy Oil                      3,670
               26,000 Patterson-UTI Energy             943 *

             Number of Shares                    Market Value/+/
                                                 (000's omitted)
              36,500 Smith International         $     1,849*
             175,133 XTO Energy                        5,226
                                                 -----------
                                                      13,601

             Entertainment (1.8%)
             133,000 International Game
                      Technology                       5,219
              28,500 Marvel Enterprises                 976 *
                                                 -----------
                                                       6,195

             Finance (2.4%)
              61,500 Capital One Financial             4,350/(S)/
              61,400 Moody's Corp.                     4,105
                                                 -----------
                                                       8,455

             Financial Services (5.0%)
              87,500 Franklin Resources                4,944
             144,000 Investors Financial
                      Services                         6,340/(S)/
             121,067 New York Community
                      Bancorp                          4,252
              38,500 Piper Jaffray                    1,983 *
                                                 -----------
                                                      17,519

             Food & Beverage (1.3%)
              59,500 Whole Foods Market                4,602/(S)/

             Health Care (10.1%)
              46,000 Allergan, Inc.                    4,027
              45,500 C. R. Bard                        4,295
             206,000 Caremark Rx                       6,646*/(S)/
              85,000 Community Health
                      Systems                          2,384*/(S)/
              82,500 Gilead Sciences                   4,472*/(S)/
              43,000 Invitrogen Corp.                  3,169*
             100,200 NPS Pharmaceuticals               3,003*/(S)/
              74,500 Teva Pharmaceutical
                      Industries ADR                   4,843/(S)/
              57,000 Watson Pharmaceuticals           2,617 *
                                                 -----------
                                                      35,456

             Health Products & Services (1.7%)
              78,000 Henry Schein                     5,577 *
               7,700 Kinetic Concepts                   311 *
                                                 -----------
                                                       5,888

             Industrial (2.5%)
              33,000 American Power Conversion           746
             117,500 Fastenal Co.                 5,693/(S)/
             135,400 United Rentals                   2,375 *
                                                 -----------
                                                       8,814

Schedule of Investments Manhattan Fund cont'd



               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Internet (1.5%)
                54,500 Getty Images                 $ 2,777*
               102,000 Juniper Networks               2,639*/(S)/
                                                    -------
                                                      5,416

               Leisure (3.4%)
               115,500 Mandalay Resort Group          5,937
               138,200 Royal Caribbean Cruises        6,115/(S)/
                                                    -------
                                                     12,052

               Manufacturing (1.0%)
                62,000 Eaton Corp.                    3,630

               Media (2.9%)
                57,500 E.W. Scripps                   5,598
               133,075 Univision Communications       4,742*/(S)/
                                                    -------
                                                     10,340

               Medical Equipment (4.5%)
                18,000 Fisher Scientific
                        International                  959 *
                33,130 ResMed Inc.                    1,559*/(S)/
                96,050 Varian Medical Systems         8,043*
                68,500 Zimmer Holdings                5,181*
                                                    -------
                                                     15,742

               Metals (1.0%)
                86,000 Freeport-McMoRan
                        Copper & Gold                 3,668

               Packing & Containers (1.7%)
                85,000 Packaging Corp. of
                        America                       2,003
               191,000 Pactiv Corp.                   4,104*
                                                    -------
                                                      6,107

               Restaurants (2.2%)
                50,000 Applebee's International       2,045
                99,000 Starbucks Corp.                3,704*
                46,000 Wendy's International          1,871
                                                    -------
                                                      7,620

               Retail (9.0%)
               124,000 Coach, Inc.                    4,914*
               131,500 Nordstrom, Inc.                5,147
               104,500 PETsMART, Inc.                 2,836
               117,400 Ross Stores                    3,763
               145,500 Staples, Inc.                  3,815*
               152,000 TJX Cos.                       3,580
               100,500 Tuesday Morning                3,316*
               136,000 Williams-Sonoma                4,351*
                                                    -------
                                                     31,722

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Semiconductors (6.6%)
             458,000 Agere Systems Class A           $  1,777*/(S)/
             103,500 Altera Corp.                       2,285*
              71,500 Broadcom Corp.                     2,902*
             174,000 Fairchild
                      Semiconductor
                      International                     4,489*
             127,000 Intersil Corp.                     2,996
             422,500 JDS Uniphase                       2,070*/(S)/
             122,500 Microchip Technology               3,491
              81,500 National Semiconductor            3,208 *
                                                     --------
                                                       23,218

             Semiconductor Equipment (2.8%)
             188,500 ASML Holding ADR                  3,442 *
              63,000 KLA-Tencor                        3,326 *
              52,000 Novellus Systems                  1,672 *
              60,000 Teradyne, Inc.                    1,479 *
                                                     --------
                                                        9,919

             Software (5.9%)
             140,600 BEA Systems                       1,940 *
              60,500 Electronic Arts                   2,853 *
              88,500 Mercury Interactive               4,296 */(S)/
             161,000 Symantec Corp.                    6,624 *
             200,000 TIBCO Software                    1,604 *
             121,000 VERITAS Software                  3,681 *
                                                     --------
                                                       20,998

             Technology (4.7%)
              91,000 Agilent Technologies              3,111 *
              16,500 Cognizant Technology
                      Solutions                          783 *
              47,500 NetScreen Technologies            1,684 *
              23,900 Novell, Inc.                        243 *
             150,000 Zebra Technologies               10,721 *
                                                     --------
                                                       16,542

             Telecommunications (2.0%)
             550,000 Nextel Partners                   7,051 *

             Transportation (1.0%)
             128,400 J.B. Hunt Transport Services      3,518 *

             Total Common Stocks
             (Cost $273,315)                          345,467
                                                     --------

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Manhattan Fund cont'd


                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (21.7%)
                $71,152,500 N&B Securities
                             Lending Quality
                             Fund, LLC             $ 71,153/++/
                  5,355,598 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class        5,356 /@/
                                                   --------

                Total Short-Term Investments
                (Cost $76,509)                       76,509/#/
                                                   --------

                Total Investments (119.7%)
                (Cost $349,824)                     421,976/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(19.7%)]                          (69,518)
                                                   --------

                Total Net Assets (100.0%)          $352,458
                                                   --------

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Station Casinos  3.5

                             2  Tractor Supply   2.5

                             3  Jefferies Group  2.4

                             4  MSC Industrial
                                Direct           2.2

                             5  Central Garden &
                                Pet              2.1

                             6  Techne Corp.     2.0

                             7  Resources
                                Connection       1.9

                             8  Photon Dynamics  1.9

                             9  Zebra
                                Technologies     1.8

                            10  Wright Medical
                                Group            1.8

--------------------------------------------------------------------------------

               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Common Stocks (100.3%)

               Banking & Financial (3.3%)
                16,900 Cathay Bancorp                $ 1,029
                30,800 Glacier Bancorp                   995
                                                     -------
                                                       2,024

               Broadcasting (1.5%)
                50,000 Radio One Class D                911 *

               Building, Construction &
               Furnishing (2.2%)
                46,300 MSC Industrial Direct           1,326

               Business Services (4.7%)
                16,100 Corporate Executive Board         803
                36,500 Resources Connection            1,177*
                29,200 Sylvan Learning Systems          902 *
                                                     -------
                                                       2,882

               Capital Goods (1.7%)
                13,200 Harman International
                        Industries                     1,029

               Communications (1.1%)
                48,400 Gray Television                   678

               Consumer Discretionary (1.1%)
                26,900 Fairmont Hotels & Resorts         689

               Consumer Products & Services (2.1%)
                36,000 Central Garden & Pet            1,243*

               Drugs (1.1%)
               132,000 ThermoGenesis Corp.              673 *

               Electrical & Electronics (1.2%)
                38,300 Plexus Corp.                     734 *

               Entertainment (4.7%)
                30,300 Alliance Gaming                  735 *
                55,900 Station Casinos                 2,102
                                                     -------
                                                       2,837

               Financial Services (2.4%)
                39,600 Jefferies Group                 1,465

               Health Care (8.9%)
                21,900 Gen-Probe                        749 *
                14,100 Martek Biosciences               838 *
                12,500 Neurocrine Biosciences           695 *
                29,800 Techne Corp.                    1,207*
                24,000 United Surgical Partners
                        International                   875 *
                33,100 VCA Antech                      1,049*
                                                     -------
                                                       5,413

                Number of Shares                   Market Value/+/
                                                   (000's omitted)

                Health Products & Services (10.1%)
                24,900   Advanced Neuromodulation
                          Systems                      $ 1,068*
                23,900   Covance, Inc.                    717 *
                14,500   INAMED Corp.                     695 *
                32,000   Merit Medical Systems            663 *
                21,300   MGI Pharma                      1,046*
                86,200   Quidel Corp.                     888 *
                32,800   Wright Medical Group            1,073*
                                                       -------
                                                         6,150

                Industrial (1.4%)
                24,900   Terex Corp.                      872 *

                Industrial & Commercial Products (1.5%)
                23,000   Actuant Corp.                    918 *

                Insurance (1.2%)
                22,200   ProAssurance Corp.               750 *

                Internet (3.7%)
                33,700   Ask Jeeves                       681 *
                28,500   RADWARE Ltd.                     795 *
                51,400   Secure Computing                 743 *
                                                       -------
                                                         2,219

                Machinery & Equipment (1.1%)
                15,000   Graco Inc.                        637

                Metals (1.3%)
                29,100   Century Aluminum                 791 *

                Mining (0.8%)
                40,200   Meridian Gold                    514 *

                Oil & Gas (4.6%)
                55,900   Energy Partners                  768 *
                18,375   Patina Oil & Gas                  938
                36,700   Ultra Petroleum                 1,070*
                                                       -------
                                                         2,776

                Pharmaceutical (1.4%)
                37,300   Connetics Corp.                  822 *

                Publishing & Broadcasting (1.0%)
                33,500   Journal Communications            614

                Retail (5.1%)
                12,500   Dick's Sporting Goods            725 *
                27,750   Hot Topic                        805 *
                36,100   Tractor Supply                  1,546*
                                                       -------
                                                         3,076

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Millennium Fund cont'd


               Number of Shares                  Market Value/+/
                                                 (000's omitted)

               Semiconductors (2.8%)
               38,600 Semtech Corp.                  $  931 *
               18,400 Varian Semiconductor
                       Equipment                        751 *
                                                     -------
                                                       1,682

               Software (10.4%)
               40,000 Activision, Inc.                  841 *
               30,600 Ascential Software                690 *
               40,800 Callidus Software                 647 *
               45,600 Concord Communications            844 *
               30,200 F5 Networks                       999 *
               28,700 FileNET Corp.                     812 *
               49,400 Quest Software                    779 *
               33,000 Sybase, Inc.                      710 *
                                                     -------
                                                       6,322

               Technology (7.6%)
               59,000 CyberGuard Corp.                  646 *
               13,500 MICROS Systems                    589 *
               28,400 OmniVision Technologies           802 *
               52,900 TTM Technologies                  855 *
               16,100 Varian Inc.                       643 *
               15,350 Zebra Technologies               1,097*
                                                     -------
                                                       4,632

               Technology--Semiconductor (6.1%)
               27,100 Integrated Circuit Systems        746 *
               50,600 LTX Corp.                         784 *
               65,000 Microsemi Corp.                  1,014*
               32,000 Photon Dynamics                  1,143*
                                                     -------
                                                       3,687

               Transportation (2.9%)
               28,200 Old Dominion Freight Line         942 *
               18,700 UTI Worldwide                      845
                                                     -------
                                                       1,787

               Waste Management (1.3%)
               16,600 Stericycle, Inc.                  768 *

               Total Common Stocks
               (Cost $46,568)                         60,921
                                                     -------

            Principal Amount                        Market Value/+/
                                                    (000's omitted)

            Short-Term Investments (1.5%)
            $894,500 Neuberger Berman Institutional
                      Cash Fund Trust Class
                      (Cost $895)                       $   895/# @/
                                                        -------

            Total Investments (101.8%)
            (Cost $47,463)                               61,816/##/
            Liabilities, less cash,
             receivables and other assets
             [(1.8%)]                                    (1,113)
                                                        -------

            Total Net Assets (100.0%)                   $60,703
                                                        -------

See Notes to Schedule of Investments

Schedule of Investments_Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  Citigroup Inc.    2.7

                            2  Berkshire
                               Hathaway
                               Class B           2.7

                            3  J.P. Morgan
                               Chase             2.1

                            4  Lennar Corp.      2.1

                            5  Centex Corp.      2.0

                            6  American
                               International
                               Group             2.0

                            7  Merrill Lynch     2.0

                            8  Countrywide
                               Credit Industries 1.9

                            9  NVR, Inc.         1.9

                           10  Pfizer Inc.       1.8

--------------------------------------------------------------------------------

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Common Stocks (98.5%)

              Advertising (1.2%)
              263,200 Omnicom Group            $     21,530

              Auto Related (1.5%)
              397,400 Harley-Davidson                21,110
              115,200 Navistar International         5,368 */(S)/
                                               ------------
                                                     26,478

              Auto/Truck Replacement Parts (0.9%)
              381,000 Advance Auto Parts            15,030 *

              Banking & Financial (6.7%)
              748,800 BISYS Group                   13,216 *
              323,400 Fannie Mae                     24,223
              232,700 H & R Block                    12,577
              575,700 Merrill Lynch                  35,239
              571,500 State Street                   30,707
                                               ------------
                                                    115,962

              Broadcasting (0.8%)
              343,500 Clear Channel
                       Communications                14,784

              Building, Construction & Furnishing (5.3%)
              331,700 Centex Corp.                   35,426
              685,500 Home Depot                     24,890
               71,100 NVR, Inc.                     32,884 *
                                               ------------
                                                     93,200

              Building Materials (4.0%)
              168,000 American Standard             18,305 *
               14,688 Eagle Materials                   857
               49,384 Eagle Materials Class B         2,778
              729,800 Lennar Corp.              36,089/(S)/
              290,900 York International             10,859
                                               ------------
                                                     68,888

              Capital Goods (1.1%)
              443,000 SPX Corp.                      18,606*/(S)/

              Communications (0.8%)
              548,500 Cablevision Systems            13,976*/(S)/

              Communication Services (0.2%)
              127,900 Scientific-Atlanta              4,234

              Consumer Cyclicals (3.9%)
              423,450 Best Buy                       22,549
              247,100 Black & Decker                 12,735
              277,500 Carnival Corp.            12,313/(S)/
              741,800 Masco Corp.                    20,800
                                               ------------
                                                     68,397

              Number of Shares                      Market Value/+/
                                                    (000's omitted)

              Consumer Goods & Services (2.3%)
              1,306,200  Cendant Corp.         $29,651/(S)/
                426,800  Fairmont Hotels &
                          Resorts                    10,939
                                               ------------
                                                     40,590

              Consumer Staples (3.1%)
              2,386,656  Liberty Media              27,208 *
                674,400  Viacom Inc. Class B         25,937/(S)/
                                               ------------
                                                     53,145

              Defense (1.3%)
                422,700  L-3 Communications
                          Holdings                   22,623

              Diversified (1.0%)
              2,918,600  ABB Ltd.                   17,720 *

              Electrical & Electronics (1.2%)
                745,000  Tyco International          21,285/(S)/

              Energy (2.0%)
                491,900  Cooper Cameron             21,752 *
                210,000  Talisman Energy             12,281
                                               ------------
                                                     34,033

              Finance (0.8%)
                126,300  Goldman Sachs               13,371

              Financial Services (17.5%)
                594,200  American Express            31,742
                 14,800  Berkshire Hathaway
                          Class B                   46,368 *
                932,400  Citigroup Inc.              46,863
                368,166  Countrywide Credit
                          Industries                 33,735
                738,300  General Electric            24,010
                897,400  J.P. Morgan Chase           36,811
                313,300  Lehman Brothers
                          Holdings                   27,166/(S)/++//
                613,100  PMI Group                   24,279
                318,200  Radian Group                13,905
                256,759  XL Capital                  19,683
                                               ------------
                                                    304,562

              Food & Beverage (1.3%)
                433,200  PepsiCo, Inc.               22,483

              Forest Products & Paper (1.3%)
                327,400  Louisiana Pacific            8,097
                223,100  Weyerhaeuser Co.            14,557/(S)/
                                               ------------
                                                     22,654

              Health Care (8.3%)
                187,200  Anthem, Inc.                16,090*/(S)/
                664,000  Boston Scientific          27,124 *

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Partners Fund cont'd


            Number of Shares                       Market Value/+/
                                                   (000's omitted)
              522,000 Caremark Rx                $     16,840*/(S)/
              623,600 Laboratory Corp. of
                       America Holdings                24,439*
              645,500 PacifiCare Health
                       Systems                         23,044*
              135,500 Wellpoint Health
                       Networks                        14,738*
              554,400 Wyeth                            21,899
                                                 ------------
                                                      144,174

            Health Products & Services (0.6%)
              199,100 Universal Health Services
                       Class B                         10,737

            Insurance (4.4%)
              283,300 Aetna Inc.                       22,888
              478,700 American International
                       Group                           35,424
              365,100 Marsh & McLennan                 17,521
                                                 ------------
                                                       75,833

            Internet (0.8%)
              597,900 Check Point Software
                       Technologies                    13,764*/(S)/

            Machinery & Equipment (1.0%)
              285,600 Nucor Corp.                      17,964/(S)/

            Metals (1.1%)
              458,400 Freeport-McMoRan
                       Copper & Gold                   19,551/(S)/

            Oil & Gas (2.2%)
              351,300 EOG Resources                    15,629
              588,500 FMC Technologies                 15,477*
              138,200 Smith International              7,003 *
                                                 ------------
                                                       38,109

            Pharmaceutical (5.0%)
              290,800 AmerisourceBergen Corp.          16,875
            1,135,800 King Pharmaceuticals             21,887*
              872,600 Pfizer Inc.                 31,981/(S)/
              539,700 Shire Pharmaceuticals
                       Group ADR                       16,687*/(S)/
                                                 ------------
                                                       87,430

            Retail (1.0%)
              570,200 Abercrombie & Fitch         17,978/(S)/

            Semiconductors (1.6%)
              400,000 Applied Materials                8,496 *
            1,798,200 Taiwan Semiconductor
                       Manufacturing ADR               18,683*
                                                 ------------
                                                       27,179

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Software (1.9%)
                  785,600 Microsoft Corp.         $   20,818
                  558,000 PeopleSoft, Inc.            12,042*
                                                  ----------
                                                      32,860

             Technology (8.7%)
                  642,700 Computer Sciences           26,859*
                1,432,500 Compuware Corp.            11,231 *
                  244,739 First Data                  10,029
                  234,300 IBM                         22,610
                  817,800 InterActiveCorp            26,636 */(S)/
                  261,600 Lexmark International
                           Group                     21,527 *
                1,352,100 Nokia Corp. ADR             29,435
                  115,600 Synopsys, Inc.              3,408 *
                                                  ----------
                                                     151,735

             Technology--Semiconductor (0.5%)
                  281,700 Novellus Systems            9,057 *

             Transportation (3.2%)
                  841,500 Frontline Ltd.              26,878
                  444,000 Teekay Shipping             29,602
                                                  ----------
                                                      56,480

             Total Common Stocks
             (Cost $1,294,203)                     1,716,402
                                                  ----------

             Principal Amount

             Short-Term Investments (13.7%)
             $211,686,600 N&B Securities
                           Lending Quality
                           Fund, LLC                 211,687/++/
               27,683,228 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class          27,683 /@/
                                                  ----------

             Total Short-Term Investments
             (Cost $239,370)                         239,370/#/
                                                  ----------

             Total Investments (112.2%)
             (Cost $1,533,573)                     1,955,772/##/
             Liabilities, less cash,
              receivables and other assets
              [(12.2%)]                             (213,278)
                                                  ----------

             Total Net Assets (100.0%)            $1,742,494
                                                  ----------

See Notes to Schedule of Investments

Schedule of Investments_Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  Simon Property
                               Group             5.1

                            2  General Growth
                               Properties        4.5

                            3  Vornado Realty
                               Trust             4.4

                            4  Boston Properties 3.9

                            5  Kilroy Realty     3.6

                            6  Brookfield
                               Properties        3.6

                            7  PS Business
                               Parks             3.4

                            8  CBL & Associates
                               Properties        2.9

                            9  Chelsea Property
                               Group             2.9

                           10  Rouse Company     2.8

--------------------------------------------------------------------------------

             Number of Shares                       Market Value/+/
                                                    (000's omitted)

             Common Stocks (96.6%)

             Apartments (6.3%)
             14,200 Avalonbay Communities               $   716
             28,800 Gables Residential Trust              1,010
             56,700 United Dominion Realty Trust          1,070
                                                        -------
                                                          2,796

             Community Centers (9.5%)
             21,300 Chelsea Property Group                1,264
             21,000 Federal Realty Investment Trust         889
             17,900 Pan Pacific Retail Properties           886
             27,900 Tanger Factory Outlet Centers         1,183
                                                        -------
                                                          4,222

             Diversified (6.8%)
             25,900 Colonial Properties Trust             1,035
             34,600 Vornado Realty Trust                  1,969
                                                        -------
                                                          3,004

             Health Care (2.4%)
             40,500 Ventas, Inc.                          1,071

             Industrial (5.7%)
             12,000 AMB Property                            425
             19,839 Catellus Development                    521
              5,200 CenterPoint Properties                  402
             35,200 ProLogis                              1,166
                                                        -------
                                                          2,514

             Lodging (8.8%)
             45,000 Hilton Hotels                           721
             87,100 Host Marriott                         1,059*
             60,500 La Quinta                              468 *
             40,100 LaSalle Hotel Properties                820
             21,500 Starwood Hotels & Resorts
                     Worldwide                              839
                                                        -------
                                                          3,907

             Manufactured Homes (2.3%)
             25,100 Affordable Residential
                     Communities                           474 *
             15,800 Manufactured Home
                     Communities                            529
                                                        -------
                                                          1,003

             Office (27.4%)
             19,500 Alexandria Real Estate Equities       1,197
             34,100 Boston Properties                     1,747
             34,000 Brandywine Realty Trust                 969

              Number of Shares                     Market Value/+/
                                                   (000's omitted)
                  53,500 Brookfield Properties         $ 1,603
                  29,800 CarrAmerica Realty                960
                  39,900 HRPT Properties Trust             442
                  48,100 Kilroy Realty                   1,606
                  27,500 Koger Equity                      653
                  11,800 Mack-Cali Realty                  502
                  14,400 Prentiss Properties Trust         502
                  23,900 SL Green Realty                 1,052
                  53,800 Trizec Properties                 876
                                                       -------
                                                        12,109

              Office--Industrial (7.7%)
                  33,800 Bedford Property
                          Investors                      1,039
                  20,000 Liberty Property Trust            846
                  33,200 PS Business Parks               1,511
                                                       -------
                                                         3,396

              Regional Malls (18.7%)
                  22,000 CBL & Associates
                          Properties                     1,266
                  63,400 General Growth
                          Properties                     1,982
                   9,000 Mills Corp.                       449
                   4,900 Pennsylvania REIT                 179
                  25,000 Rouse Company                   1,250
                  41,100 Simon Property Group            2,239
                  38,700 Taubman Centers                   921
                                                       -------
                                                         8,286

              Self Storage (1.0%)
                  11,200 Sovran Self Storage               425

              Total Common Stocks
              (Cost $34,369)                            42,733
                                                       -------

              Principal Amount

              Short-Term Investments (6.1%)
              $2,680,244 Neuberger Berman
                          Institutional Cash
                          Fund Trust Class
                          (Cost $2,680)                  2,680/#@/
                                                       -------

              Total Investments (102.7%)
              (Cost $37,049)                            45,413/##/
              Liabilities, less cash,
               receivables and other assets
               [(2.7%)]                                 (1,186)
                                                       -------

              Total Net Assets (100.0%)                $44,227
                                                       -------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Constellation
                                Brands          2.6

                             2  Oxford Health
                                Plans           2.5

                             3  XTO Energy      2.5

                             4  Sunoco, Inc.    2.4

                             5  RenaissanceRe
                                Holdings        2.4

                             6  First Tennessee
                                National        2.4

                             7  Pioneer Natural
                                Resources       2.3

                             8  Radian Group    2.3

                             9  Talisman Energy 2.3

                            10  V. F. Corp.     2.3

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (97.5%)

                Auto Related (1.0%)
                11,600 AutoNation, Inc.             $   194*
                 2,200 AutoZone, Inc.                  197 *
                                                    -------
                                                        391

                Automotive (3.4%)
                 8,400 Johnson Controls                 490
                13,500 Lear Corp.                       832
                                                    -------
                                                      1,322

                Auto/Truck Replacement Parts (1.8%)
                 7,600 Borg-Warner Automotive           686

                Banking (3.3%)
                13,300 North Fork Bancorp               562
                13,600 TCF Financial                    707
                                                    -------
                                                      1,269

                Banking & Financial (7.8%)
                23,900 Charter One Financial            866
                19,800 First Tennessee National         915
                25,000 IndyMac Bancorp                  880
                11,400 Southtrust Corp.                 383
                                                    -------
                                                      3,044

                Business Services (2.3%)
                19,900 Manpower Inc.                    891

                Consumer Goods & Services (1.8%)
                 8,300 Mohawk Industries               691 *

                Consumer Products & Services (2.0%)
                10,700 Whirlpool Corp.                  781

                Financial Services (11.0%)
                10,550 Ambac Financial Group            825
                 9,200 Bear Stearns                     808
                17,900 CIT Group                        707
                 5,900 Federated Investors              190
                19,050 GreenPoint Financial             831
                20,700 Radian Group                     905
                                                    -------
                                                      4,266

                Food & Beverage (6.1%)
                31,700 Constellation Brands           1,005*
                60,700 Del Monte Foods                 662 *
                27,400 Fresh Del Monte Produce          697
                                                    -------
                                                      2,364

                Health Care (6.9%)
                10,000 Anthem, Inc.                    859 *
                12,500 Davita, Inc.                     569*
                 6,600 Laboratory Corp. of
                        America Holdings               259 *

               Number of Shares                 Market Value/+/
                                                (000's omitted)
                8,300 Omnicare, Inc.                $   382
               16,100 WellChoice Inc.                  595 *
                                                    -------
                                                      2,664

               Health Products & Services (7.0%)
               20,500 Oxford Health Plans               983
                2,300 Quest Diagnostics                 191
               24,500 Triad Hospitals                  865 *
               12,500 Universal Health Services
                       Class B                          674
                                                    -------
                                                      2,713

               Industrial Goods & Services (0.2%)
                  900 American Standard                 98 *

               Insurance (8.6%)
               10,300 Loews Corp.                       621
               11,400 PartnerRe Ltd.                    630
               18,300 PMI Group                         724
               17,300 RenaissanceRe Holdings            916
                5,700 XL Capital                        437
                                                    -------
                                                      3,328

               Manufacturing (2.2%)
               20,800 SPX Corp.                        874 *

               Oil & Gas (11.6%)
                4,400 EOG Resources                     196
               10,200 Equitable Resources               439
                2,900 Murphy Oil                        182
               28,300 Pioneer Natural Resources        909 *
               15,200 Sunoco, Inc.                      935
               15,400 Talisman Energy                   900
               32,266 XTO Energy                        963
                                                    -------
                                                      4,524

               Restaurants (1.9%)
               30,100 Darden Restaurants                734

               Retail (6.5%)
               14,400 Foot Locker                       377
               18,900 Liz Claiborne                     697
               10,800 Office Depot                     188 *
               19,300 Payless ShoeSource               258 *
               17,700 Reebok International              705/(S)/
                6,900 Regis Corp.                       298
                                                    -------
                                                      2,523

               Retail Stores (4.1%)
               30,800 Pier 1 Imports                    721
               19,900 V. F. Corp.                       894
                                                    -------
                                                      1,615

Schedule of Investments_Regency Fund cont'd


                Number of Shares                 Market Value/+/
                                                 (000's omitted)

                Technology (3.1%)
                21,600 Computer Associates           $   574
                54,400 Western Digital                  619 *
                                                     -------
                                                       1,193

                Transportation (4.1%)
                 6,300 Canadian National Railway         373
                21,300 CNF Inc.                          708
                 7,500 Teekay Shipping                   500
                                                     -------
                                                       1,581

                Utilities, Electric & Gas (0.8%)
                 6,400 PPL Corp.                         298

                Total Common Stocks
                (Cost $30,144)                        37,850
                                                     -------

                Principal Amount                Market Value/+/
                                                (000's omitted)

                Short-Term Investments (3.5%)
                $369,000 N&B Securities Lending
                          Quality Fund, LLC         $   369/++/
                 972,492 Neuberger Berman
                          Institutional Cash
                          Fund Trust Class             972 /@/
                                                    -------

                Total Short-Term Investments
                (Cost $1,341)                         1,341/#/
                                                    -------

                Total Investments (101.0%)
                (Cost $31,485)                       39,191/##/
                Liabilities, less cash,
                 receivables and other assets
                 [(1.0%)]                              (389)
                                                    -------

                Total Net Assets (100.0%)           $38,802
                                                    -------

See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  Liberty Media  5.2

                              2  Newfield
                                 Exploration    4.3

                              3  Vodafone Group
                                 ADR            3.8

                              4  Quest
                                 Diagnostics    3.8

                              5  UnitedHealth
                                 Group          3.8

                              6  Willis Group
                                 Holdings       3.7

                              7  State Street   3.6

                              8  Target Corp.   3.6

                              9  Equity
                                 Residential    3.6

                             10  Praxair, Inc.  3.5

--------------------------------------------------------------------------------

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Common Stocks (98.4%)

              Banking & Financial (6.7%)
                141,000  Fifth Third Bancorp     $      7,899
                171,900  State Street                   9,236
                                                 ------------
                                                       17,135

              Business Services (3.2%)
                179,900  Manpower Inc.                  8,051

              Consumer Cyclicals (3.6%)
                208,900  Target Corp.                   9,183

              Diversified (3.4%)
                 95,400  Danaher Corp.                  8,551

              Energy (2.3%)
                120,400  BP PLC ADR                     5,924

              Financial Services (7.6%)
                 75,500  Ambac Financial Group          5,904
                118,200  Citigroup Inc.                 5,941
                 71,100  Goldman Sachs                  7,527
                                                 ------------
                                                       19,372

              Health Products & Services (7.6%)
                116,850  Quest Diagnostics              9,683
                155,500  UnitedHealth Group             9,641
                                                 ------------
                                                       19,324

              Industrial Gases (3.5%)
                248,000  Praxair, Inc.                  9,007

              Insurance (6.2%)
                 45,800  Progressive Corp.              3,786
                 49,500  RenaissanceRe Holdings         2,621
                243,200  Willis Group Holdings          9,327
                                                 ------------
                                                       15,734

              Media (10.3%)
                236,700  Comcast Corp.
                          Class A Special              6,916 *
              1,162,206  Liberty Media                 13,249*
                655,423  UnitedGlobalCom                6,220*/(S)/
                                                 ------------
                                                       26,385

              Oil & Gas (9.2%)
                272,069  Cimarex Energy                7,564 *
                163,400  Helmerich & Payne              4,856
                236,050  Newfield Exploration          11,066*
                                                 ------------
                                                       23,486

              Pharmaceutical (6.2%)
                132,950  MedImmune, Inc.               3,415 *
                120,300  Millipore Corp.                6,298*
                140,800  Novartis AG ADR          6,216 /(S)/
                                                 ------------
                                                       15,929

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Real Estate (5.4%)
               133,900 AMB Property                   $  4,743
               306,900 Equity Residential                9,130
                                                      --------
                                                        13,873

            Technology (12.7%)
               241,800 Dell Inc.                        7,895 *
               226,101 National Instruments              7,814
               211,600 Synopsys, Inc.                   6,238 *
               328,400 Teradyne, Inc.                   8,095 *
                81,100 Texas Instruments                 2,486
                                                      --------
                                                        32,528

            Telecommunications (3.8%)
               391,200 Vodafone Group ADR               9,768 /(S)/

            Transportation (3.5%)
               149,300 Canadian National Railway         8,842

            Utilities (3.2%)
             1,028,800 National Grid Transco             8,243

            Total Common Stocks
            (Cost $216,203)                            251,335
                                                      --------

            Principal Amount

            Repurchase Agreements (3.6%)
            $9,188,000 State Street Bank and Trust
                        Co., Repurchase Agreement,
                        0.92%, due 3/1/04, dated
                        2/27/04, Maturity Value
                        $9,188,704, Collateralized
                        by $8,805,000 U.S.
                        Treasury Notes, 4.63%,
                        due 5/15/06 (Collateral
                        Value $9,464,785)
                        (Cost $9,188)                    9,188/#/
                                                      --------

            Short-Term Investments (3.3%)
               100,000 Community Capital Bank,
                        1.15%, due 3/31/04                 100
               100,000 Self Help Credit Union,
                        1.11%, due 5/18/04                 100
             8,089,200 N&B Securities Lending
                        Quality Fund, LLC                8,089/++/
                                                      --------

            Total Short-Term Investments
            (Cost $8,289)                                8,289/#/
                                                      --------

            Total Investments (105.3%)
            (Cost $233,680)                            268,812/##/
            Liabilities, less cash,
             receivables and other assets
             [(5.3%)]                                  (13,454)
                                                      --------

            Total Net Assets (100.0%)                 $255,358
                                                      --------

See Notes to Schedule of Investments

Notes to Schedule of Investments

/+/Investment securities of each Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Funds value all other securities by a method the Board of Trustees of Neuberger Berman Equity Funds believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Trust's foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchanges no longer represent the amount that a fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.
## At February 29, 2004, selected Fund information on a U.S. Federal income tax basis was as follows:

                                           Gross        Gross          Net
(000's omitted)                       Unrealized   Unrealized   Unrealized
Neuberger Berman               Cost Appreciation Depreciation Appreciation
Century Fund             $   15,737  $    2,117    $   200     $    1,917
Fasciano Fund               293,136      89,829      6,719         83,110
Focus Fund                1,313,068     823,902     10,774        813,128
Genesis Fund              4,666,436   2,194,111     29,485      2,164,626
Guardian Fund             1,680,898     409,050        832        408,218
International Fund           96,560      28,192        686         27,506
Manhattan Fund              349,824      74,273      2,121         72,152
Millennium Fund              47,463      14,979        626         14,353
Partners Fund             1,533,573     428,492      6,293        422,199
Real Estate Fund             37,049       8,395         31          8,364
Regency Fund                 31,485       7,844        138          7,706
Socially Responsive Fund    233,680      35,734        602         35,132

*  Non-income producing security.
(S)All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
/++/Affiliated issuer (see Notes A and F of Notes to Financial Statements).
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


                  This page has been left blank intentionally

Statements of Assets and Liabilities

                                                                                                  -------------------

Neuberger Berman Equity Funds                                                                       Century  Fasciano
(000's omitted except per share amounts)                                                               Fund      Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see Schedule of Investments:
    Unaffiliated issuers                                                                          $ 17,283  $314,357
    Non-controlled affiliated issuers                                                                  371    61,889
                                                                                                    17,654   376,246
    Cash                                                                                                --        --
    Dividends and interest receivable                                                                   20       182
    Receivable for securities sold                                                                     397        --
    Receivable for Fund shares sold                                                                      1       459
    Receivable from administrator-net (Note B)                                                           2        --
    Prepaid expenses and other assets                                                                   --        16
Total Assets                                                                                        18,074   376,903
Liabilities
    Payable for collateral on securities loaned (Note A)                                               358    21,455
    Payable for securities purchased                                                                    91        --
    Payable for Fund shares redeemed                                                                     9       203
    Payable to investment manager (Note B)                                                               7       227
    Payable to administrator-net (Note B)                                                               --        40
    Accrued expenses and other payables                                                                 20         9
Total Liabilities                                                                                      485    21,934
Net Assets at value                                                                               $ 17,589  $354,969
Net Assets consist of:
    Paid-in capital                                                                               $ 51,919  $260,559
    Undistributed (distributions in excess of) net investment income                                   (46)     (822)
    Accumulated net realized gains (losses) on investments                                         (36,201)   12,122
    Net unrealized appreciation (depreciation) in value of investments                               1,917    83,110
Net Assets at value                                                                               $ 17,589  $354,969
Net Assets
    Investor Class                                                                                $ 17,589  $339,296
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --    15,673
    Institutional Class                                                                                 --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                                   2,963     8,432
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     1,462
    Institutional Class                                                                                 --        --
Net Asset Value, offering and redemption price per share
    Investor Class                                                                                $   5.94  $  40.24
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     10.72
    Institutional Class                                                                                 --        --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                                          $    349  $ 20,846
    Non-controlled affiliated issuers                                                                   --        --
Total securities on loan, at market value                                                         $    349  $ 20,846
*Cost of investments:
    Unaffiliated issuers                                                                          $ 15,366  $231,247
    Non-controlled affiliated issuers                                                                  371    61,889
Total cost of investments                                                                         $ 15,737  $293,136

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)



-------------------------------------------------------------------------

      Focus     Genesis    Guardian International   Manhattan Millennium
       Fund        Fund        Fund          Fund        Fund       Fund
$1,672,011  $4,023,360  $1,697,665       $122,085  $ 345,467   $  60,921
   454,185   2,807,702     391,451          1,981     76,509         895
 2,126,196   6,831,062   2,089,116        124,066    421,976      61,816
        --          --          --            155         --          --
       324       3,515       1,723            170        122          10
     1,293      13,598          --            556      3,359          55
     4,813      20,600         724            567         56           2
        --          --          --             --         --          --
        13         177         108              6         25          16
 2,132,639   6,868,952   2,091,671        125,520    425,538      61,899
    72,091     364,178     353,251             --     71,153          --
     4,565      16,041       3,467            870         --         971
     1,329      13,211       1,733            405      1,521         148
       736       3,220         637             79        147          40
       495       1,710         408             25         71          10
       221         346         477             69        188          27
    79,437     398,706     359,973          1,448     73,080       1,196
$2,053,202  $6,470,246  $1,731,698       $124,072  $ 352,458   $  60,703
$1,353,208  $4,294,136  $1,637,169       $110,728  $ 688,117   $ 179,486
       997     (10,508)     (1,448)          (157)    (1,098)       (391)
  (114,131)     21,992    (312,241)       (14,027)  (406,713)   (132,745)
   813,128   2,164,626     408,218         27,528     72,152      14,353
$2,053,202  $6,470,246  $1,731,698       $124,072  $ 352,458   $  60,703
$1,587,991  $1,371,565  $1,397,934       $119,492  $ 339,036   $  56,368
   417,290   3,816,598     315,734          4,580     11,201       3,906
    47,921     410,274      18,030             --      2,221         429
        --     871,809          --             --         --          --
    40,908      50,601      94,930          7,943     55,183       4,842
    14,607      98,425      27,202            279      1,182         305
     2,410      18,026       1,376             --        225          50
        --      23,534          --             --         --          --
$    38.82  $    27.11  $    14.73       $  15.04  $    6.14   $   11.64
     28.57       38.78       11.61          16.41       9.48       12.82
     19.89       22.76       13.10             --       9.89        8.62
        --       37.04          --             --         --          --
$   21,895  $  239,053  $  341,163       $     --  $  68,375   $      --
    46,168     113,748          --             --         --          --
$   68,063  $  352,801  $  341,163       $     --  $  68,375   $      --
$  945,486  $2,617,211  $1,289,447       $ 94,579  $ 273,315   $  46,568
   367,582   2,049,225     391,451          1,981     76,509         895
$1,313,068  $4,666,436  $1,680,898       $ 96,560  $ 349,824   $  47,463

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Statements of Assets and Liabilities cont'd

                                                                          ------------------------------------------------------

Neuberger Berman Equity Funds                                                Partners Real Estate   Regency Socially Responsive
(000's omitted except per share amounts)                                         Fund        Fund      Fund                Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see
    Schedule of Investments:
    Unaffiliated issuers                                                  $1,689,236      $42,733  $37,850             $260,723
    Non-controlled affiliated issuers                                        266,536        2,680    1,341                8,089
                                                                           1,955,772       45,413   39,191              268,812
    Cash                                                                          --           --       --                    1
    Dividends and interest receivable                                            943           31       47                  155
    Receivable for securities sold                                            12,870           --      447                   --
    Receivable for Fund shares sold                                            1,239           31       52                  830
    Receivable from administrator-net (Note B)                                    --           --       --                   --
    Prepaid expenses and other assets                                            101            1        1                   10
Total Assets                                                               1,970,925       45,476   39,738              269,808
Liabilities
    Payable for collateral on securities loaned (Note A)                     211,687           --      369                8,089
    Payable for securities purchased                                          13,892        1,163      401                4,455
    Payable for Fund shares redeemed                                           1,432           26      122                1,778
    Payable to investment manager (Note B)                                       637           28       16                   82
    Payable to administrator-net (Note B)                                        412            8       11                   46
    Accrued expenses and other payables                                          371           24       17                   --
Total Liabilities                                                            228,431        1,249      936               14,450
Net Assets at value                                                       $1,742,494      $44,227  $38,802             $255,358
Net Assets consist of:
    Paid-in capital                                                       $1,559,875      $34,223  $30,678             $217,611
    Undistributed (distributions in excess of) net investment income              86         (263)     (35)                (208)
    Accumulated net realized gains (losses) on investments                  (239,666)       1,903      453                2,823
    Net unrealized appreciation (depreciation) in value of investments       422,199        8,364    7,706               35,132
Net Assets at value                                                       $1,742,494      $44,227  $38,802             $255,358
Net Assets
    Investor Class                                                        $1,389,014      $    --  $25,428             $213,512
    Trust Class                                                              323,523       44,227   13,374               41,846
    Advisor Class                                                             29,957           --       --                   --
    Institutional Class                                                           --           --       --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                            62,003           --    1,742               10,574
    Trust Class                                                               18,752        3,295    1,049                2,994
    Advisor Class                                                              2,008           --       --                   --
    Institutional Class                                                           --           --       --                   --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $    22.40      $    --  $ 14.59             $  20.19
    Trust Class                                                                17.25        13.42    12.75                13.98
    Advisor Class                                                              14.92           --       --                   --
    Institutional Class                                                           --           --       --                   --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                  $  194,050      $    --  $   358             $  7,954
    Non-controlled affiliated issuers                                         11,532           --       --                   --
Total securities on loan, at market value                                 $  205,582      $    --  $   358             $  7,954
*Cost of investments:
    Unaffiliated issuers                                                  $1,275,911      $34,369  $30,144             $225,591
    Non-controlled affiliated issuers                                        257,662        2,680    1,341                8,089
Total cost of investments                                                 $1,533,573      $37,049  $31,485             $233,680

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                                                           --------------------------------------

Neuberger Berman Equity Funds                                                              Century  Fasciano      Focus   Genesis
(000's omitted)                                                                               Fund      Fund       Fund      Fund
Investment Income
Income:
Dividend income--unaffiliated issuers                                                       $   83   $   946  $  7,731  $ 13,976
Dividend income--non-controlled affiliated issuers                                              --        --       982     4,299
Interest income (Note A)                                                                        --        --         2        10
Income from securities loaned-net (Note A)                                                       1        40       107       384
Income from investments in affiliated issuers (Note A)                                          --       119       230     1,255
Foreign taxes withheld (Note A)                                                                 --        --        --        (9)
Total income                                                                                    84     1,105     9,052    19,915
Expenses:
Investment management fee (Note B)                                                              48     1,362     4,426    19,178
Administration fee (Note B):
     Investor Class                                                                             23       229     1,873     1,674
     Trust Class                                                                                --        --       742     6,613
     Advisor Class                                                                              --        31        74       710
     Institutional Class                                                                        --        --        --       570
Distribution fees (Note B):
     Trust Class                                                                                --        --       186        --
     Advisor Class                                                                              --        19        46       444
Shareholder servicing agent fees:
     Investor Class                                                                             33       136       412       508
     Trust Class                                                                                --        --        12        23
     Advisor Class                                                                              --         9        10        13
     Institutional Class                                                                        --        --        --         9
Audit fees                                                                                       9        28        26        26
Custodian fees (Note B)                                                                         18        52       121       332
Insurance expense                                                                               --         2        10        29
Legal fees                                                                                      14        14        14        13
Registration and filing fees                                                                    11        25        37        85
Reimbursement of expenses previously assumed by administrator (Note B)                          --        --        --        --
Shareholder reports                                                                              1        15        71       315
Trustees' fees and expenses                                                                     14        14        14        15
Miscellaneous                                                                                    1        22       100       165
Total expenses                                                                                 172     1,958     8,174    30,722

Expenses reimbursed by administrator (Note B)                                                  (41)       (6)       --        (4)
Investment management fee waived (Note A)                                                       --       (15)      (31)     (159)
Expenses reduced by custodian fee expense offset and commission recapture
 arrangements (Note B)                                                                          (1)      (10)      (89)     (136)
Total net expenses                                                                             130     1,927     8,054    30,423
Net investment income (loss)                                                                   (46)     (822)      998   (10,508)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in unaffiliated issuers               1,230    12,123   (10,531)   94,691
Net realized gain (loss) on investment securities sold in non-contolled affiliated issuers      --        --     4,174     3,930
Net realized gain (loss) on foreign currency (Note A)                                           --        --        --        --
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                            404    30,746   342,439   754,938
     Foreign currency (Note A)                                                                  --        --        --        --
Net gain (loss) on investments                                                               1,634    42,869   336,082   853,559
Net increase (decrease) in net assets resulting from operations                             $1,588   $42,047  $337,080  $843,051

See Notes to Financial Statements

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)


-------------------------------------------------------------------------------------------

 Guardian International  Manhattan  Millennium   Partners Real Estate  Regency    Socially
     Fund          Fund       Fund        Fund       Fund        Fund     Fund  Responsive
                                                                                      Fund
$ 10,563        $   748    $   571      $   51  $  6,925       $  752   $  218     $ 1,024
      --             --         --          --        95           --       --          --
       3             --         --          --         1           --       --          44
     250             17        165          83       290            2        1          26
     191              9          5           2        86            6        5          --
    (364)           (45)        (2)         (0)      (16)          (2)      (1)        (42)
  10,643            729        739         136     7,381          758      223       1,052
   4,014            426        938         259     3,946          155       96         454
   1,742            126        429          74     1,678           --       29         172
     595              7         27           8       608           73       24          65
      35             --          4           1        56           --       --          --
      --             --         --          --        --           --       --          --
     149             --         --           2       152           18        6          16
      22             --          3           1        35           --       --          --
     679             55        278          75       502           --       14          80
      14              9         10           9        12           15        9          10
       9             --          9           9         9           --       --          --
      --             --         --          --        --           --       --          --
      26             22         18          10        26           22        9          10
     155            102         67          37       144           14       25          53
      11              1          2           1        10           --       --           1
      12             11         12          11        12            8       13          12
      39             20         33          31        34           11       21          23
      --             24         --          15        --           --        8          --
     100              5         19          --        84            2        2           5
      14             14         14          14        14           14       14          14
     108              4         27          --       106            3        2          12
   7,724            826      1,890         557     7,428          335      272         927

      --             (2)        (7)        (17)       --          (61)     (11)         --
     (24)            (1)        (1)         (0)      (11)          (1)      (1)         --
     (52)            (0)       (45)        (13)     (123)          (5)      (2)        (12)
   7,648            823      1,837         527     7,294          268      258         915
   2,995            (94)    (1,098)       (391)       87          490      (35)        137
  51,646         10,462     27,808       5,400    88,510        2,377    2,559       8,087
      --             --         --          --     1,291           --       --          --
       7             --         --          --       (24)          --       --          (4)
 168,078         16,606      6,540        (908)  161,499        4,702    3,882      13,209
       4             19         --          --        --           --       --           4
 219,735         27,087     34,348       4,492   251,276        7,079    6,441      21,296
$222,730        $26,993    $33,250      $4,101  $251,363       $7,569   $6,406     $21,433

Statements of Changes in Net Assets

                                                                                        CENTURY FUND
                                                                                  -------------------------

Neuberger Berman Equity Funds                                                       Six Months        Year
                                                                                         Ended       Ended
                                                                                  February 29,  August 31,
                                                                                          2004        2003
                                                                                   (Unaudited)
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                           $   (46)    $   (96)
Net realized gain (loss) on investments                                                  1,230      (1,811)
Change in net unrealized appreciation (depreciation) of investments                        404       3,535
Net increase (decrease) in net assets resulting from operations                          1,588       1,628
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Net realized gain on investments:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Tax return of capital:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Total distributions to shareholders                                                         --          --
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                                           1,498       3,181
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Payments for shares redeemed:
Investor Class                                                                          (2,494)     (3,347)
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Redemption fees retained (Note A):
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Net increase (decrease) from Fund share transactions                                      (996)       (166)
Net Increase (Decrease) in Net Assets                                                      592       1,462
Net Assets:
Beginning of period                                                                     16,997      15,535
End of period                                                                          $17,589     $16,997
Undistributed (distributions in excess of) net investment income at end of period      $   (46)    $    --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


     FASCIANO FUND              FOCUS FUND               GENESIS FUND
----------------------------------------------------------------------------

  Six Months       Year    Six Months         Year   Six Months         Year
       Ended      Ended         Ended        Ended        Ended        Ended
February 29, August 31,  February 29,   August 31, February 29,   August 31,
        2004       2003          2004         2003         2004         2003
 (Unaudited)              (Unaudited)               (Unaudited)
  $    (822)  $    (854)   $      998  $    2,152    $  (10,508) $  (13,689)
      12,123      4,584        (6,357)    (67,281)       98,621     (57,932)
      30,746     29,478       342,439     524,317       754,938     884,108
      42,047     33,208       337,080     459,188       843,051     812,487
          --         --        (2,051)         --            --          --
          --         --          (102)         --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
     (1,543)         --            --          --          (592)     (3,726)
          --         --            --          --        (1,579)     (7,994)
        (75)         --            --          --          (163)       (973)
          --         --            --          --          (378)     (1,664)
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
     (1,618)         --        (2,153)         --        (2,712)    (14,357)
      66,023    179,821       154,090     346,786       130,805     226,046
          --         --       173,561     196,025       756,152     944,062
       3,313     13,122        20,637      13,968       101,225     115,331
          --         --            --          --       177,994     192,357
       1,498         --         1,822          --           553       3,547
          --         --           102          --         1,560       7,753
          63         --            --          --           160         951
          --         --            --          --           363       1,613
    (44,317)   (148,255)     (131,150)   (434,725)     (221,107)   (221,614)
          --         --      (154,518)   (200,842)     (359,415)   (702,015)
     (3,540)     (1,380)       (6,216)    (10,159)      (63,116)   (142,512)
          --         --            --          --       (58,513)   (115,262)
          --         --            --          --            --          --
          --         --            --          --            --          --
      23,040     43,308        58,328     (88,947)      466,661     310,257
      63,469     76,516       393,255     370,241     1,307,000   1,108,387
     291,500    214,984     1,659,947   1,289,706     5,163,246   4,054,859
    $354,969  $ 291,500    $2,053,202  $1,659,947    $6,470,246  $5,163,246
  $    (822)  $      --    $      997  $    2,152    $  (10,508) $       --

Statements of Changes in Net Assets cont'd


                                                                                        GUARDIAN FUND
                                                                                  -------------------------

Neuberger Berman Equity Funds                                                       Six Months         Year
                                                                                         Ended        Ended
                                                                                  February 29,   August 31,
                                                                                          2004         2003
                                                                                   (Unaudited)
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                        $    2,995  $    6,276
Net realized gain (loss) on investments                                                 51,653    (216,802)
Change in net unrealized appreciation (depreciation) of investments                    168,082     381,260
Net increase (decrease) in net assets resulting from operations                        222,730     170,734
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                          (3,898)     (5,659)
Trust Class                                                                               (535)     (1,594)
Advisor Class                                                                               --         (73)
Institutional Class                                                                         --          --
Net realized gain on investments:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Tax return of capital:
Investor Class                                                                              --      (1,104)
Trust Class                                                                                 --        (277)
Advisor Class                                                                               --         (14)
Total distributions to shareholders                                                     (4,433)     (8,721)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                                          26,420      93,413
Trust Class                                                                             32,540      74,235
Advisor Class                                                                              964       1,775
Institutional Class                                                                         --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                           3,595       6,244
Trust Class                                                                                531       1,856
Advisor Class                                                                               --          87
Institutional Class                                                                         --          --
Payments for shares redeemed:
Investor Class                                                                        (106,299)   (269,609)
Trust Class                                                                            (45,192)   (152,914)
Advisor Class                                                                           (1,864)     (3,836)
Institutional Class                                                                         --          --
Redemption fees retained (Note A):
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Net increase (decrease) from Fund share transactions                                   (89,305)   (248,749)
Net Increase (Decrease) in Net Assets                                                  128,992     (86,736)
Net Assets:
Beginning of period                                                                  1,602,706   1,689,442
End of period                                                                       $1,731,698  $1,602,706
Undistributed (distributions in excess of) net investment income at end of period   $   (1,448) $      (10)

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)



   INTERNATIONAL FUND         MANHATTAN FUND            MILLENNIUM FUND
----------------------------------------------------------------------------

  Six Months       Year    Six Months        Year    Six Months        Year
       Ended      Ended         Ended       Ended         Ended       Ended
February 29, August 31,  February 29,  August 31,  February 29,  August 31,
        2004       2003          2004        2003          2004        2003
 (Unaudited)              (Unaudited)               (Unaudited)
      $ (94)   $    733      $ (1,098)  $  (2,438)     $   (391)  $    (633)
      10,462     (7,197)       27,808     (30,232)        5,400     (15,790)
      16,625     13,555         6,540      86,705          (908)     23,986
      26,993      7,091        33,250      54,035         4,101       7,563
     (1,122)       (211)           --          --            --          --
        (25)         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
     (1,147)       (211)           --          --            --          --
      19,044     19,807         4,727     121,795         8,698     136,381
       2,203     10,927         2,750      22,572         3,843       5,881
          --         --           222       1,129         3,652       3,459
          --         --            --          --            --          --
         993        192            --          --            --          --
          19         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
     (7,581)    (21,946)      (21,961)   (148,874)      (15,262)   (147,354)
       (662)     (9,969)       (9,629)    (26,590)       (4,835)     (6,097)
          --         --          (381)     (1,099)       (4,071)     (2,902)
          --         --            --          --            --          --
          33        200            --          --            --          --
           1         13            --          --            --          --
      14,050       (776)      (24,272)    (31,067)       (7,975)    (10,632)
      39,896      6,104         8,978      22,968        (3,874)     (3,069)
      84,176     78,072       343,480     320,512        64,577      67,646
   $ 124,072   $ 84,176      $352,458   $ 343,480      $ 60,703   $  64,577
     $ (157)   $  1,084      $ (1,098)  $      --      $   (391)  $      --

Statements of Changes in Net Assets cont'd

                                                                                        PARTNERS FUND
                                                                                  -------------------------

Neuberger Berman Equity Funds                                                       Six Months         Year
                                                                                         Ended        Ended
                                                                                  February 29,   August 31,
                                                                                          2004         2003
                                                                                   (Unaudited)
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                        $       87  $      632
Net realized gain (loss) on investments                                                 89,777    (187,861)
Change in net unrealized appreciation (depreciation) of investments                    161,499     390,305
Net increase (decrease) in net assets resulting from operations                        251,363     203,076
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                            (389)     (2,097)
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Net realized gain on investments:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Tax return of capital:
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Total distributions to shareholders                                                       (389)     (2,097)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                                          28,195     100,343
Trust Class                                                                             41,925      76,294
Advisor Class                                                                            2,944       5,093
Institutional Class                                                                         --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                             373       2,006
Trust Class                                                                                 --          --
Advisor Class                                                                               --          --
Institutional Class                                                                         --          --
Payments for shares redeemed:
Investor Class                                                                         (87,037)   (226,631)
Trust Class                                                                            (65,992)   (125,352)
Advisor Class                                                                           (7,084)     (8,726)
Institutional Class                                                                         --          --
Redemption fees retained (Note A):
Investor Class                                                                              --          --
Trust Class                                                                                 --          --
Net increase (decrease) from Fund share transactions                                   (86,676)   (176,973)
Net Increase (Decrease) in Net Assets                                                  164,298      24,006
Net Assets:
Beginning of period                                                                  1,578,196   1,554,190
End of period                                                                       $1,742,494  $1,578,196
Undistributed (distributions in excess of) net investment income at end of period   $       86  $      388

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


    REAL ESTATE FUND           REGENCY FUND        SOCIALLY RESPONSIVE FUND
----------------------------------------------------------------------------

  Six Months       Year    Six Months        Year    Six Months        Year
       Ended      Ended         Ended       Ended         Ended       Ended
February 29, August 31,  February 29,  August 31,  February 29,  August 31,
        2004       2003          2004        2003          2004        2003
 (Unaudited)              (Unaudited)               (Unaudited)
       $ 490   $    685       $   (35)    $   (86)     $    137    $    123
       2,377        780         2,559          65         8,083       5,444
       4,702      3,710         3,882       3,905        13,213      23,157
       7,569      5,175         6,406       3,884        21,433      28,724
          --         --            --          --          (326)       (158)
       (753)       (822)           --          --           (19)         (2)
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --        (5,734)         --
     (1,129)         --            --          --        (1,402)         --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
     (1,882)       (822)           --          --        (7,481)       (160)
          --         --         3,647       4,971       100,337      97,683
       9,085     25,818           493         490        18,333      22,010
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --         5,703         144
       1,623        722            --          --         1,353           2
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --        (2,440)     (4,280)      (36,452)    (60,480)
     (3,322)    (11,924)         (631)     (3,891)       (9,339)    (10,192)
          --         --            --          --            --          --
          --         --            --          --            --          --
          --         --            --          --            --          --
           2          4            --          --            --          --
       7,388     14,620         1,069      (2,710)       79,935      49,167
      13,075     18,973         7,475       1,174        93,887      77,731
      31,152     12,179        31,327      30,153       161,471      83,740
     $44,227   $ 31,152       $38,802     $31,327      $255,358    $161,471
     $ (263)   $     --       $   (35)    $    --      $   (208)   $     --

Notes to Financial Statements Equity Funds


     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and one offers Institutional Class shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Certain items in the Statements of Changes in Net Assets for the year ended August 31, 2003 and the Financial Highlights for the periods ended August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

     accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the six months ended February 29, 2004 were $4,073, $187,392, $176, $19,194, $729,954, and $1,831 for
     Focus, Guardian, Manhattan, Millennium, Partners, and Regency, respectively.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in December. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. At August 31, 2003, the capital loss carryforwards for each Fund were as follows:

                                                           Expiring in:
                             2008        2009         2010         2011
         Century/(1)/  $3,239,905 $18,886,740 $  9,229,871 $  4,938,464
         Focus                                  23,343,649   26,584,771
         Guardian                               45,760,276  313,121,547
         International                           6,773,087   13,304,956
         Manhattan                             323,654,143  102,695,625
         Millennium                27,997,365   71,963,076   33,014,006
         Partners                               34,488,256  172,806,906
         Regency                                 1,771,919      118,267

     (1)The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

Notes to Financial Statements Equity Funds cont'd


     Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2003, the Funds elected to defer the following net capital and currency losses arising between November 1, 2002 and August 31, 2003:

                           Century       $    716,718
                           Focus           50,457,463
                           Genesis         75,227,297
                           Guardian         4,991,996
                           International    4,397,246
                           Manhattan        7,525,470
                           Millennium       4,994,227
                           Partners       111,373,860

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

8 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


     Summary of option transactions for the six months ended February 29, 2004:

                                                      Value When
               Focus                           Number    Written
               Contracts outstanding 8/31/03       0   $       0
               Contracts written              10,000     529,974
               Contracts expired                   0           0
               Contracts exercised           (10,000)   (529,974)
               Contracts closed                    0           0
                                             -------   ---------
               Contracts outstanding 2/29/04       0   $       0
                                             -------   ---------

10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended February 29, 2004, the Funds did not enter into any financial futures contracts. At February 29, 2004, there were no open positions.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the

Notes to Financial Statements Equity Funds cont'd

     difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds receive cash collateral equal to at least 102% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Funds under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At February 29, 2004, Century and Regency paid Neuberger $70 and $91, respectively, under the Agreement.

     Prior to April 17, 2003, the Funds had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds received cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Funds received a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions.

     Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption Income from securities loaned-net.

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14 Redemption of fund shares: The Investor and Trust Classes of International and the Trust Class of Real Estate charge a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

     for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the six months ended February 29, 2004, the Investor and Trust Classes of International and the Trust Class of Real Estate received $32,705, $1,077 and $2,461, respectively, in redemption fees.

15   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Funds. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that any Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the six months ended February 29, 2004, income earned on this investment is reflected in the Statements of Operations under the caption Income from investments in affiliated issuers. For the six months ended February 29, 2004, management fees waived on the Cash Fund and income earned on the Cash Fund were as follows:

                                      Management Fees Income Earned on
          (000's omitted)     Waived on the Cash Fund    the Cash Fund
          Century                                $ --           $   --
          Fasciano                                 15              119
          Focus                                    31              230
          Genesis                                 159            1,255
          Guardian                                 24              191
          International                             1                9
          Manhattan                                 1                5
          Millennium                               --                2
          Partners                                 11               86
          Real Estate                               1                6
          Regency                                   1                5
          Socially Responsive                      --               --

Notes to Financial Statements Equity Funds cont'd


16 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First     Next     Next     Next     Next     Next     Next    Next
                       $250     $250     $250     $250     $500     $500     $500    $1.5
                    million  million  million  million  million  million  million billion Thereafter
Century                0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%
Fasciano               0.85%    0.85%   0.825%   0.825%    0.80%   0.775%   0.75%  0.725%      0.725%
Focus                  0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%
Genesis                0.85%    0.80%    0.75%    0.70%    0.65%    0.65%   0.65%   0.65%       0.65%
Guardian               0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%
International          0.85%   0.825%    0.80%   0.775%    0.75%   0.725%  0.725%   0.70%       0.70%
Manhattan              0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%
Millennium             0.85%    0.80%    0.75%    0.70%    0.65%    0.65%   0.65%   0.65%       0.65%
Partners               0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%
Real Estate            0.85%    0.85%    0.85%    0.85%    0.85%    0.85%   0.85%   0.85%       0.85%
Regency                0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%
Socially Responsive    0.55%   0.525%    0.50%   0.475%    0.45%   0.425%  0.425%  0.425%       0.40%

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted distribution plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

     servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                              Reimbursement
                                                                            from Management
                                               Expense             for the Six Months Ended
Class                                Limitation/(1)(2)/ Expiration        February 29, 2004
Century Fund Investor Class                1.50%           8/31/14                  $40,870
Fasciano Fund Advisor Class                1.90%           8/31/14                    6,372
Focus Fund Trust Class                     1.50%           8/31/07                       --
Focus Fund Advisor Class                   1.50%           8/31/14                       --
Genesis Fund Trust Class                   1.50%           8/31/07                       --
Genesis Fund Advisor Class                 1.50%           8/31/14                       --
Genesis Fund Institutional Class           0.85%           8/31/14                    4,076
Guardian Fund Trust Class                  1.50%           8/31/07                       --
Guardian Fund Advisor Class                1.50%           8/31/14                       --
International Fund Investor Class          1.70%           8/31/07                       --
International Fund Trust Class             2.00%           8/31/14                    2,702
Manhattan Fund Trust Class                 1.50%           8/31/07                       --
Manhattan Fund Advisor Class               1.50%           8/31/14                    6,890
Millennium Fund Investor Class             1.75%           8/31/07                       --
Millennium Fund Trust Class                1.75%           8/31/14                    7,413
Millennium Fund Advisor Class              1.90%           8/31/14                    9,151
Partners Fund Trust Class                  1.50%           8/31/07                       --
Partners Fund Advisor Class                1.50%           8/31/14                       --
Real Estate Fund Trust Class               1.50%           8/31/14                   61,143
Regency Fund Investor Class                1.50%           8/31/14                       --
Regency Fund Trust Class                   1.50%           8/31/14                   11,330
Socially Responsive Fund Trust Class       1.50%           8/31/07                       --

     (1)Expense limitation per annum of the respective class' average daily net assets.
     (2)In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano Fund so that its Operating Expenses are limited to 1.50% per annum of its average daily net assets. This undertaking, which is terminable by Management upon notice to Fasciano Fund, is in addition to the contractual undertaking as stated above.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 29, 2004, the Investor Class of International, Investor Class of Millennium, and Investor Class of Regency

Notes to Financial Statements Equity Funds cont'd

     reimbursed Management $24,233, $14,949, and $7,647 under this agreement. At February 29, 2004, contingent liabilities to Management under the agreement were as follows:

                   Century Fund Investor Class      $330,951
                   Fasciano Fund Advisor Class         6,372
                   Genesis Fund Institutional Class  184,133
                   International Fund Trust Class     27,485
                   Manhattan Fund Advisor Class       31,232
                   Millennium Fund Investor Class     27,711
                   Millennium Fund Trust Class        33,659
                   Millennium Fund Advisor Class      18,884
                   Real Estate Fund Trust Class      314,831
                   Regency Fund Investor Class        20,487
                   Regency Fund Trust Class          144,261

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company ("the Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Funds voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction. At February 29, 2004, Focus and Partners both owned shares of Lehman. Income earned on these shares is reflected in the Statements of Operations under the caption Dividend income-non-controlled affiliated issuers. Each Fund intends that this position will be liquidated on or before April 30, 2004. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

     On July 1, 2003, the Funds entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended February 29, 2004, the impact of this arrangement on the Funds was a reduction of expenses as follows:

                       Century Fund             $    878
                       Fasciano Fund               9,925
                       Focus Fund                 88,748
                       Genesis Fund              132,261
                       Guardian Fund              51,250
                       International Fund             --
                       Manhattan Fund             44,826
                       Millennium Fund            13,127
                       Partners Fund             122,930
                       Real Estate Fund            5,329
                       Regency Fund                2,068
                       Socially Responsive Fund   12,418

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $12, $54, $411, $3,583, $349, $260, $63, $29, $127, $6, $8, and $33 for
     Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     Note C--Securities Transactions:

     During the six months ended February 29, 2004, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

                     (000's omitted)     Purchases    Sales
                     Century              $  5,681 $  7,074
                     Fasciano               59,568   40,398
                     Focus                 230,193  167,156
                     Genesis               929,442  543,204
                     Guardian              232,086  307,353
                     International          59,281   46,189
                     Manhattan             200,656  228,362
                     Millennium             43,235   50,991
                     Partners              513,748  603,156
                     Real Estate            22,614   17,270
                     Regency                13,570   11,902
                     Socially Responsive   115,381   42,597

     During the six months ended February 29, 2004, International had entered into various contracts to deliver currencies at specified future dates. At February 29, 2004, there were no open contracts.

     During the six months ended February 29, 2004, there were brokerage commissions on securities paid to Neuberger, Lehman and other brokers as follows:

                                                     Other
              (000's omitted)     Neuberger Lehman Brokers  Total
              Century                  $  3   $  1  $   10 $   14
              Fasciano                   11      2     116    129
              Focus                     338    156     437    931
              Genesis                   240    253   1,525  2,018
              Guardian                  194     86     656    936
              International              --     10     184    194
              Manhattan                  62     77     442    581
              Millennium                  8      8     148    164
              Partners                  317    238   1,095  1,650
              Real Estate                13      7      40     60
              Regency                     8      4      24     36
              Socially Responsive        32     32     166    230

Notes to Financial Statements Equity Funds cont'd


     Note D--Fund Share Transactions:

     Share activity for the six months ended February 29, 2004 and for the year ended August 31, 2003 was as follows:

               For the Six Months Ended February 29, 2004    For the Year Ended August 31, 2003
                       Shares Issued on                          Shares Issued on
                        Reinvestment of                           Reinvestment of
(000's         Shares     Dividends and   Shares          Shares    Dividends and   Shares
omitted)         Sold     Distributions Redeemed    Total   Sold    Distributions Redeemed    Total
Century:
Investor Class    258                --     (431)   (173)    654               --    (694)     (40)
Fasciano:
Investor Class  1,720                39   (1,171)    588   5,804               --  (4,823)     981
Advisor Class     327                 6     (340)     (7)  1,521               --    (162)   1,359
Focus:
Investor Class  4,279                53   (3,700)    632  14,149               -- (18,330)  (4,181)
Trust Class     6,537                 4   (5,959)    582  10,704               -- (11,361)    (657)
Advisor Class   1,121                --     (340)    781   1,128               --    (831)     297
Genesis:
Investor Class  5,186                22   (8,922) (3,714) 11,255              179 (11,098)     336
Trust Class    20,950                43   (9,972) 11,021  32,424              273 (24,651)   8,046
Advisor Class   4,763                 8   (2,989)  1,782   6,793               57  (8,564)  (1,714)
Institutional
 Class          5,282                10   (1,701)  3,591   7,027               60  (4,151)   2,936
Guardian:
Investor Class  1,908               260   (7,707) (5,539)  8,292              592 (24,409) (15,525)
Trust Class     2,977                49   (4,181) (1,155)  8,401              224 (17,123)  (8,498)
Advisor Class      79                --     (148)    (69)    176                9    (391)    (206)
International:
Investor Class  1,360                74     (573)    861   1,995               20  (2,211)    (196)
Trust Class       148                 1      (44)    105   1,030               --    (939)      91
Manhattan:
Investor Class    798                --   (3,742) (2,944) 25,504               -- (31,306)  (5,802)
Trust Class       303                --   (1,064)   (761)  3,025               --  (3,590)    (565)
Advisor Class      24                --      (40)    (16)    147               --    (143)       4
Millennium:
Investor Class    773                --   (1,367)   (594) 15,579               -- (16,892)  (1,313)
Trust Class       315                --     (396)    (81)    580               --    (611)     (31)
Advisor Class     445                --     (499)    (54)    463               --    (388)      75
Partners:
Investor Class  1,352                18   (4,253) (2,883)  6,033              125 (13,849)  (7,691)
Trust Class     2,650                --   (4,226) (1,576)  5,869               -- (10,054)  (4,185)
Advisor Class     215                --     (546)   (331)    444               --    (792)    (348)
Real Estate:
Trust Class       722               132     (270)    584   2,588               73  (1,192)   1,469
Regency:
Investor Class    269                --     (180)     89     472               --    (401)      71
Trust Class        42                --      (54)    (12)     53               --    (444)    (391)
Socially
 Responsive:
Investor Class  5,010               297   (1,892)  3,415   5,960                9  (3,435)   2,534
Trust Class     1,352               102     (701)    753   1,932               --    (872)   1,060

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


     Note E--Line of Credit:

     At February 29, 2004, each Fund (except International) was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 29, 2004. During the six months ended February 29, 2004, none of the Funds utilized this line of credit.

     At February 29, 2004, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that International will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 29, 2004, nor had it utilized this line of credit at any time prior to that date.

Notes to Financial Statements Equity Funds cont'd


     Note F--Investments In Non-Controlled Affiliates*:

Focus                     Balance of                        Balance of                      Dividends
                              Shares     Gross      Gross       Shares                    Included in
                                Held Purchases      Sales         Held        Value Dividend Income--
                          August 31,       and        and February 29, February 29,    Non-Controlled
Name of Issuer                  2003 Additions Reductions         2004         2004        Affiliates

Furniture Brands
 International**           2,930,000        --    383,300    2,546,700 $         --        $  684,950
International Rectifier    3,587,700   495,000         --    4,082,700  188,457,432                --
MemberWorks Inc.             619,600   755,400         --    1,375,000   46,846,250                --

Genesis                   Balance of                        Balance of                      Dividends
                              Shares     Gross      Gross       Shares                    Included in
                                Held Purchases      Sales         Held        Value Dividend Income--
                          August 31,       and        and February 29, February 29,    Non-Controlled
Name of Issuer                  2003 Additions Reductions         2004         2004        Affiliates

Actel Corp.                1,618,000        --    116,600    1,501,400 $ 37,084,580        $       --
AptarGroup Inc.            3,428,600    50,000         --    3,478,600  140,709,370           486,584
Bennett Environment               -- 1,525,700         --    1,525,700   27,310,030                --
Big 5 Sporting Goods              -- 1,822,149         --    1,822,149   45,790,604                --
Biosite Inc.                 521,251   978,949         --    1,500,200   45,876,116                --
Black Box                  1,155,800        --         --    1,155,800   59,535,258           115,580
CEC Entertainment          2,046,300        --    622,400    1,423,900   77,702,223                --
Church & Dwight            3,816,200   100,000         --    3,916,200  163,227,216           618,592
Concerto Software**          826,400        --    826,400           --           --                --
Dionex Corp.               1,095,800        --         --    1,095,800   57,967,820                --
East West Bancorp          1,460,600        --         --    1,460,600   77,630,890           292,120
Electronics for Imaging    3,490,400    50,000         --    3,540,400   89,819,948                --
Encore Acquisition                -- 2,289,700         --    2,289,700   59,669,582                --
Engineered Support
 Systems                   1,400,350   763,625         --    2,163,975  112,959,495            38,952
The First Years              475,500        --         --      475,500    8,154,825            28,530
Haemonetics Corp.          1,977,600        --    311,900    1,665,700   48,288,643                --
Hancock Fabrics            1,616,900        --         --    1,616,900   27,244,765           323,380
IDEXX Laboratories         2,189,900    50,000         --    2,239,900  114,391,693                --
IHOP Corp.                 1,143,400        --         --    1,143,400   43,151,916           571,700
K-V Pharmaceutical         1,966,700   983,350         --    2,950,050   76,878,303                --
ManTech International      2,092,100   643,600         --    2,735,700   57,121,416                --
Matthews International     1,765,800   185,000         --    1,950,800   60,806,436           148,664
Mentor Corp.               4,526,000        --         --    4,526,000  129,307,820         1,357,800
MTC Technologies                  -- 1,144,800         --    1,144,800   30,783,672                --
OceanFirst Financial         793,650        --         --      793,650   20,039,663           317,460
R.H. Donnelley             1,805,900        --         --    1,805,900   78,285,765                --
Simpson Manufacturing      1,521,800        --         --    1,521,800   71,844,178                --
TierOne Corp.              1,207,500        --         --    1,207,500   27,156,675                --
United Defense Industries  3,199,700   225,000         --    3,424,700  104,967,055                --
United Stationers          1,758,000        --         --    1,758,000   69,810,180                --
Zebra Technologies         2,527,200        --         --    2,527,200  180,644,256                --

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At February 29, 2004, the issuers of these securities were no longer affiliated with the Fund.

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)


     Note G--Change in Independent Accountants:

     In October 2003, KPMG LLP reported to the Audit Committee of the Trust that it would not be able to serve as an independent accountant for the Trust following the merger of Neuberger Berman into Lehman Brothers Holdings Inc., because of certain relationships bearing on KPMG LLP's independence from entities that would be a part of the investment company complex following the merger. At its regular board meeting on December 10, 2003, based on the recommendation of the Audit Committee of the Trust, the Board of Trustees voted to appoint Tait, Weller & Baker as the independent accountant for certain Funds for the Funds' fiscal year ended August 31, 2004. The Funds affected by the auditor change are Century, Manhattan, Millennium, Regency, and Socially Responsive. During the three previous fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the three previous fiscal years and through December 10, 2003, there were no disagreements between the Funds and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

     Note H--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

Financial Highlights Century Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                      Six Months
                                                            Ended
                                                     February 29,                   Year Ended August 31,
                                                     ----------------  ------------------------------------------------


                                                             2004      2003/++//++/    2002/++//++/     2001/++//++/
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $ 5.42           $  4.89       $   6.50           $ 13.44
                                                           ------           -------       --------           -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.02)             (.03)          (.05)             (.08)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                  .54               .56          (1.56)            (6.86)
                                                           ------           -------       --------           -------
Total From Investment Operations                              .52               .53          (1.61)            (6.94)
                                                           ------           -------       --------           -------
Net Asset Value, End of Period                             $ 5.94           $  5.42       $   4.89           $  6.50
                                                           ------           -------       --------           -------
Total Return/+//+/                                          +9.59%**         +10.84%       --24.77%           -51.60%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 17.6           $  17.0       $   15.5           $  17.5
Ratio of Gross Expenses to Average Net Assets/#/             1.50%*           1.51 %         1.50 %            1.50 %
Ratio of Net Expenses to Average Net Assets/++/              1.49%*           1.51 %         1.50 %            1.50 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (.53%)*           (.62%)         (.89%)            (.86%)
Portfolio Turnover Rate                                       33 %             115 %           142%/##/         107 %

Investor Class/+/                                          Period from
                                                     December 6, 1999^
                                                         to August 31,
                                                     --------------------


                                                            2000(Euro)


Net Asset Value, Beginning of Period                           $ 10.00
                                                               -------

Income From Investment Operations
Net Investment Income (Loss)                                      (.05)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                      3.49
                                                               -------
Total From Investment Operations                                  3.44
                                                               -------
Net Asset Value, End of Period                                 $ 13.44
                                                               -------
Total Return/+//+/                                              +34.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                        $  43.6
Ratio of Gross Expenses to Average Net Assets/#/                  1.50%*
Ratio of Net Expenses to Average Net Assets/++/                   1.50%*
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                           (.81%)*
Portfolio Turnover Rate                                            65 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class                       Six Months                                    Two Months
                                          Ended                                         Ended
                                   February 29,          Year Ended August 31,     August 31,
                                  -------------------    ----------------------    --------------


                                           2004
                                    (Unaudited)               2003       2002            2001

Net Asset Value, Beginning of
 Period                                $ 35.39           $ 31.19     $33.93            $34.39
                                       -------             -------    ------           ------

Income From Investment
 Operations
Net Investment Income (Loss)              (.09)             (.11)      (.16)             (.06)
Net Gains or Losses on Securities
 (both realized and unrealized)           5.13              4.31      (1.50)             (.40)
                                       -------             -------    ------           ------
Total From Investment Operations          5.04              4.20      (1.66)             (.46)
                                       -------             -------    ------           ------

Less Distributions
From Net Investment Income                  --                --         --                --
From Net Capital Gains                    (.19)               --      (1.08)               --
                                       -------       -     -------    ------   -       ------    -
Total Distributions                       (.19)               --      (1.08)               --
                                       -------             -------    ------           ------
Net Asset Value, End of Period         $ 40.24           $ 35.39     $31.19            $33.93
                                       -------             -------    ------           ------
Total Return/+//+/                      +14.28%**         +13.47%     -4.99%            -1.34%**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                             $ 339.3           $ 277.6     $214.1            $203.3
Ratio of Gross Expenses to
 Average Net Assets/#/                    1.19%*           1.24 %     1.36 %             1.58%*
Ratio of Net Expenses to Average
 Net Assets                               1.18%*/++/       1.24 %     1.36 %             1.58%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets             (.49%)*           (.36%)     (.48%)           (1.03%)*
Portfolio Turnover Rate                    14 %              24 %       24 %               4 %

Investor Class

                                          Year Ended June 30,
                                  ------------------------------------



                                  2001(Pounds)   2000(Yen)  1999(Yen)

Net Asset Value, Beginning of
 Period                                 $32.55      $31.78     $34.91
                                        ------      ------     ------

Income From Investment
 Operations
Net Investment Income (Loss)              (.11)        .34        .40
Net Gains or Losses on Securities
 (both realized and unrealized)           2.24         .82      (2.25)
                                        ------      ------     ------
Total From Investment Operations          2.13        1.16      (1.85)
                                        ------      ------     ------

Less Distributions
From Net Investment Income                (.29)       (.39)      (.03)
From Net Capital Gains                      --          --      (1.25)
                                        ------      ------     ------
Total Distributions                       (.29)       (.39)     (1.28)
                                        ------      ------     ------
Net Asset Value, End of Period          $34.39      $32.55     $31.78
                                        ------      ------     ------
Total Return/+//+/                       +6.64%      +3.70%     -5.20%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                              $210.6      $266.9     $418.2
Ratio of Gross Expenses to
 Average Net Assets/#/                    1.3 %         --%        --%
Ratio of Net Expenses to Average
 Net Assets                               1.3 %       1.2 %      1.2 %
Ratio of Net Investment Income
 (Loss) to Average Net Assets              (.4%)       .8 %      1.8 %
Portfolio Turnover Rate                     3 %        29 %       20 %

Advisor Class                                                       Six Months                   Year          Period from
                                                                         Ended                  Ended        May 24, 2002^
                                                                  February 29,             August 31,        to August 31,
                                                                 -------------------    -----------------    -------------------


                                                                          2004                   2003                 2002
                                                                   (Unaudited)

Net Asset Value, Beginning of Period                                  $  9.45              $  8.38                 $ 10.00
                                                                      -------       -      -------       -         -------

Income From Investment Operations
Net Investment Income (Loss)                                             (.05)                (.09)                   (.03)
Net Gains or Losses on Securities (both realized and unrealized)         1.37                 1.16                   (1.59)
                                                                      -------       -      -------       -         -------
Total From Investment Operations                                         1.32                 1.07                   (1.62)
                                                                      -------       -      -------       -         -------

Less Distributions
From Net Capital Gains                                                   (.05)                  --                      --
                                                                      -------       -      -------       -         -------
Net Asset Value, End of Period                                        $ 10.72              $  9.45                 $  8.38
                                                                      -------       -      -------       -         -------
Total Return/+//+/                                                     +14.01%**            +12.77%                 -16.20%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                               $  15.7              $  13.9                 $   0.9
Ratio of Gross Expenses to Average Net Assets/#/                        1.63 %*              1.83 %                   1.90%*
Ratio of Net Expenses to Average Net Assets                              1.62%*/++/          1.83 %/(S)/              1.90%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets              (.93%)*             (1.03%)                 (1.04%)*
Portfolio Turnover Rate                                                   14 %                 24 %                    24 %

See Notes to Financial Highlights

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February, 29                            Year Ended August 31,
                                                 -----------------------  ----------------------------------------------


                                                             2004
                                                      (Unaudited)              2003       2002       2001          2000

Net Asset Value, Beginning of Period                     $  32.28         $  23.05  $  36.11   $  50.61   $  36.25
                                                         --------         --------  --------   --------   --------

Income From Investment Operations
Net Investment Income (Loss)                                  .03              .05       .01       (.04)      (.01)
Net Gains or Losses on Securities (both realized
 and unrealized)                                             6.56             9.18    (10.65)    (10.23)     19.69
                                                         --------         --------  --------   --------   --------
Total From Investment Operations                             6.59             9.23    (10.64)    (10.27)     19.68
                                                         --------         --------  --------   --------   --------

Less Distributions
From Net Investment Income                                   (.05)              --        --         --       (.01)
From Net Capital Gains                                         --               --     (2.42)     (4.23)     (5.31)
                                                         --------         --------  --------   --------   --------
Total Distributions                                          (.05)              --     (2.42)     (4.23)     (5.32)
                                                         --------         --------  --------   --------   --------
Net Asset Value, End of Period                           $  38.82         $  32.28  $  23.05   $  36.11   $  50.61
                                                         --------         --------  --------   --------   --------
Total Return/+//+/                                         +20.44%**        +40.04%   -31.58%    -20.40%    +59.29%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,588.0         $1,300.0  $1,024.6   $1,618.6   $1,996.4
Ratio of Gross Expenses to Average Net Assets/#/             .84 %*           .90 %     .87 %      .83 %      .85 %
Ratio of Net Expenses to Average Net Assets                  .83 %*/++/       .90 %     .87 %      .83 %      .84 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  .15 %*           .21 %     .02 %     (.09 %)    (.02 %)
Portfolio Turnover Rate                                        9 %             24 %      25 %       38 %       55 %

Trust Class/+/                                   Six Months Ended
                                                     February 29,                            Year Ended August 31,
                                                 -----------------------  ----------------------------------------------


                                                             2004
                                                      (Unaudited)              2003       2002       2001          2000

Net Asset Value, Beginning of Period                     $  23.75         $  16.98  $  26.66   $  35.33   $  23.62
                                                         --------         --------  --------   --------   --------

Income From Investment Operations
Net Investment Income (Loss)                                 (.00)             .01      (.04)      (.08)      (.05)
Net Gains or Losses on Securities (both realized
 and unrealized)                                             4.83             6.76     (7.86)     (7.17)     13.40
                                                         --------         --------  --------   --------   --------
Total From Investment Operations                             4.83             6.77     (7.90)     (7.25)     13.35
                                                         --------         --------  --------   --------   --------

Less Distributions
From Net Investment Income                                   (.01)              --        --         --         --
From Net Capital Gains                                         --               --     (1.78)     (1.42)     (1.64)
                                                         --------         --------  --------   --------   --------
Total Distributions                                          (.01)              --     (1.78)     (1.42)     (1.64)
                                                         --------         --------  --------   --------   --------
Net Asset Value, End of Period                           $  28.57         $  23.75  $  16.98   $  26.66   $  35.33
                                                         --------         --------  --------   --------   --------
Total Return/+//+/                                         +20.33%**        +39.87%   -31.74%    -20.58%    +59.02%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $  417.3         $  333.0  $  249.3   $  398.2   $  372.4
Ratio of Gross Expenses to Average Net Assets/#/            1.02 %*          1.06 %    1.04 %     1.03 %     1.05 %
Ratio of Net Expenses to Average Net Assets                  1.01%*/++/      1.06 %    1.04 %     1.03 %     1.05 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.03%)*          .04 %     (.15%)     (.28%)     (.22%)
Portfolio Turnover Rate                                        9 %             24 %      25 %       38 %       55 %

Investor Class/+/

                                                 -------------



                                                          1999

Net Asset Value, Beginning of Period             $  27.79
                                                 --------

Income From Investment Operations
Net Investment Income (Loss)                          .02
Net Gains or Losses on Securities (both realized
 and unrealized)                                    10.50
                                                 --------
Total From Investment Operations                    10.52
                                                 --------

Less Distributions
From Net Investment Income                           (.09)
From Net Capital Gains                              (1.97)
                                                 --------
Total Distributions                                 (2.06)
                                                 --------
Net Asset Value, End of Period                   $  36.25
                                                 --------
Total Return/+//+/                                 +38.09%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $1,326.6
Ratio of Gross Expenses to Average Net Assets/#/     .85 %
Ratio of Net Expenses to Average Net Assets          .85 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                          .03 %
Portfolio Turnover Rate                               57 %

Trust Class/+/

                                                 -------------



                                                          1999

Net Asset Value, Beginning of Period             $  17.14
                                                 --------

Income From Investment Operations
Net Investment Income (Loss)                         (.02)
Net Gains or Losses on Securities (both realized
 and unrealized)                                     6.53
                                                 --------
Total From Investment Operations                     6.51
                                                 --------

Less Distributions
From Net Investment Income                           (.03)
From Net Capital Gains                                 --
                                                 --------
Total Distributions                                  (.03)
                                                 --------
Net Asset Value, End of Period                   $  23.62
                                                 --------
Total Return/+//+/                                 +38.07%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $  216.0
Ratio of Gross Expenses to Average Net Assets/#/     .95 %
Ratio of Net Expenses to Average Net Assets          .95 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                          (.07%)
Portfolio Turnover Rate                               57 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Focus Fund cont'd


Advisor Class/+/                                     Six Months Ended
                                                         February 29,                          Year Ended August 31,
                                                     -----------------------  -------------------------------------------


                                                                 2004              2003      2002      2001         2000
                                                          (Unaudited)

Net Asset Value, Beginning of Period                          $ 16.54         $ 11.86   $ 18.64   $ 23.57   $ 16.18
                                                              -------         -------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.02)           (.02)     (.06)     (.15)     (.06)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     3.37            4.70     (5.48)    (4.78)     8.99
                                                              -------         -------   -------   -------   -------
Total From Investment Operations                                 3.35            4.68     (5.54)    (4.93)     8.93
                                                              -------         -------   -------   -------   -------

Less Distributions
From Net Capital Gains                                             --              --     (1.24)       --     (1.54)
                                                              -------         -------   -------   -------   -------
Net Asset Value, End of Period                                $ 19.89         $ 16.54   $ 11.86   $ 18.64   $ 23.57
                                                              -------         -------   -------   -------   -------
Total Return/+//+/                                             +20.25%**       +39.46%   -31.83%   -20.92%   +58.68%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $  47.9         $  26.9   $  15.8   $  20.7   $  15.2
Ratio of Gross Expenses to Average Net Assets/#/                1.21 %*          1.31%    1.28 %    1.47 %    1.50 %
Ratio of Net Expenses to Average Net Assets                      1.21%*/++/      1.31%    1.28 %    1.47 %    1.50 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      (.20%)*         (.19%)    (.37%)    (.71%)    (.66%)
Portfolio Turnover Rate                                            9 %            24 %      25 %      38 %      55 %

Advisor Class/+/

                                                     ------------


                                                             1999


Net Asset Value, Beginning of Period                 $ 11.31
                                                     -------

Income From Investment Operations
Net Investment Income (Loss)                            (.08)
Net Gains or Losses on Securities (both realized and
 unrealized)                                            4.96
                                                     -------
Total From Investment Operations                        4.88
                                                     -------

Less Distributions
From Net Capital Gains                                  (.01)
                                                     -------
Net Asset Value, End of Period                       $ 16.18
                                                     -------
Total Return/+//+/                                    +43.15%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $   1.9
Ratio of Gross Expenses to Average Net Assets/#/       1.50 %
Ratio of Net Expenses to Average Net Assets            1.50 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                             (.58%)
Portfolio Turnover Rate                                  57 %

See Notes to Financial Highlights

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 29,                          Year Ended August 31,
                                                 -----------------------    ---------------------------------------------------


                                                             2004
                                                      (Unaudited)                 2003       2002       2001      2000     1999

Net Asset Value, Beginning of Period                     $  23.44           $  19.70   $  19.78   $  18.00   $ 14.39   $ 12.47
                                                         --------       -   --------   --------   --------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.04)              (.06)      (.01)      (.01)       --       .11
Net Gains or Losses on Securities (both realized
 and unrealized)                                             3.72               3.87        .51       2.83      3.69      2.27
                                                         --------       -   --------   --------   --------   -------   -------
Total From Investment Operations                             3.68               3.81        .50       2.82      3.69      2.38
                                                         --------       -   --------   --------   --------   -------   -------

Less Distributions
From Net Investment Income                                     --                 --         --         --      (.08)     (.12)
From Net Capital Gains                                       (.01)              (.07)      (.58)     (1.04)       --      (.34)
                                                         --------       -   --------   --------   --------   -------   -------
Total Distributions                                          (.01)              (.07)      (.58)     (1.04)     (.08)     (.46)
                                                         --------       -   --------   --------   --------   -------   -------
Net Asset Value, End of Period                           $  27.11           $  23.44   $  19.70   $  19.78   $ 18.00   $ 14.39
                                                         --------       -   --------   --------   --------   -------   -------
Total Return/+//+/                                         +15.71%**          +19.40%    +2.54 %    +16.52%   +25.79%   +19.20%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,371.6           $1,273.2   $1,063.2   $  978.3   $ 749.0   $ 851.3
Ratio of Gross Expenses to Average Net Assets/#/            1.05 %*            1.08 %     1.10 %     1.11 %    1.21 %    1.17 %
Ratio of Net Expenses to Average Net Assets                  1.04%*/++/        1.08 %     1.10 %     1.11 %    1.21 %    1.17 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.35%)*            (.31%)     (.05%)     (.07%)    (.02%)    .61 %
Portfolio Turnover Rate                                       10 %               17 %       19 %       19 %      38 %      33 %

Trust Class/+/                                   Six Months Ended
                                                     February 29,                          Year Ended August 31,
                                                 -----------------------    ---------------------------------------------------


                                                             2004                 2003       2002       2001      2000     1999
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $  33.54           $  28.19   $  28.33   $  25.34   $ 20.26   $ 17.28
                                                         --------       -   --------   --------   --------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.07)              (.10)      (.02)      (.03)       --       .13
Net Gains or Losses on Securities (both realized
 and unrealized)                                             5.33               5.55        .72       4.06      5.19      3.17
                                                         --------       -   --------   --------   --------   -------   -------
Total From Investment Operations                             5.26               5.45        .70       4.03      5.19      3.30
                                                         --------       -   --------   --------   --------   -------   -------

Less Distributions
From Net Investment Income                                     --                 --         --         --      (.11)     (.12)
From Net Capital Gains                                       (.02)              (.10)      (.84)     (1.04)       --      (.20)
                                                         --------       -   --------   --------   --------   -------   -------
Total Distributions                                          (.02)              (.10)      (.84)     (1.04)     (.11)     (.32)
                                                         --------       -   --------   --------   --------   -------   -------
Net Asset Value, End of Period                           $  38.78           $  33.54   $  28.19   $  28.33   $ 25.34   $ 20.26
                                                         --------       -   --------   --------   --------   -------   -------
Total Return/+//+/                                         +15.68%**          +19.40%    +2.49 %    +16.50%   +25.76%   +19.15%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $3,816.6           $2,931.7   $2,237.3   $1,520.1   $ 770.9   $ 591.1
Ratio of Gross Expenses to Average Net Assets/#/            1.10 %*            1.12 %     1.13 %     1.15 %    1.21 %    1.23 %
Ratio of Net Expenses to Average Net Assets                  1.09%*/++/        1.12 %     1.13 %     1.15 %    1.21 %    1.23 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.40%)*            (.35%)     (.07%)     (.11%)    (.02%)    .54 %
Portfolio Turnover Rate                                       10 %               17 %       19 %       19 %      38 %      33 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Genesis Fund cont'd


Advisor Class/+/                            Six Months Ended
                                                February 29,                         Year Ended August 31,
                                            -----------------------  ------------------------------------------------------


                                                        2004
                                                 (Unaudited)              2003     2002      2001         2000         1999

Net Asset Value, Beginning of Period                 $ 19.71         $ 16.60   $16.72   $ 15.84   $ 12.64      $ 10.67
                                                     -------         -------   ------   -------   -------      -------

Income From Investment Operations
Net Investment Income (Loss)                            (.07)           (.10)    (.06)     (.07)     (.04)         .01
Net Gains or Losses on Securities (both
 realized and unrealized)                               3.13            3.27      .43      2.42      3.25         1.99
                                                     -------         -------   ------   -------   -------      -------
Total From Investment Operations                        3.06            3.17      .37      2.35      3.21         2.00
                                                     -------         -------   ------   -------   -------      -------

Less Distributions
From Net Investment Income                                --              --       --        --      (.01)        (.03)
From Net Capital Gains                                  (.01)           (.06)    (.49)    (1.47)       --           --
                                                     -------         -------   ------   -------   -------      -------
Total Distributions                                     (.01)           (.06)    (.49)    (1.47)     (.01)        (.03)
                                                     -------         -------   ------   -------   -------      -------
Net Asset Value, End of Period                       $ 22.76         $ 19.71   $16.60   $ 16.72   $ 15.84      $ 12.64
                                                     -------         -------   ------   -------   -------      -------
Total Return/+//+/                                    +15.53%**       +19.15%   +2.22%   +16.18%   +25.42%      +18.75%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $ 410.3         $ 320.2   $298.2   $ 169.7   $  99.0      $  81.8
Ratio of Gross Expenses to Average Net
 Assets/#/                                             1.36 %*         1.37 %   1.39 %    1.46 %    1.50 %       1.50 %
Ratio of Net Expenses to Average Net Assets             1.35%*/++/     1.37 %   1.39 %    1.46 %    1.50 %/++/   1.50 %/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     (.65%)*         (.61%)   (.33%)    (.42%)    (.31%)       .16 %
Portfolio Turnover Rate                                  10 %            17 %     19 %      19 %      38 %         33 %

Institutional Class/+/                                                                                           Period from
                                                 Six Months Ended                                              July 1, 1999^
                                                     February 29,             Year Ended August 31,            to August 31,
                                                 --------------------  ------------------------------------    ----------------


                                                             2004
                                                      (Unaudited)           2003    2002     2001     2000              1999

Net Asset Value, Beginning of Period                      $ 32.00      $ 26.83   $26.88  $ 25.41  $ 20.28             $21.01
                                                          -------      -------   ------  -------  -------  -          ------

Income From Investment Operations
Net Investment Income (Loss)                                 (.02)        (.02)     .05      .05      .08                .02
Net Gains or Losses on Securities (both
 realized and unrealized)                                    5.08         5.28      .69     3.87     5.20               (.75)
                                                          -------      -------   ------  -------  -------  -          ------
Total From Investment Operations                             5.06         5.26      .74     3.92     5.28               (.73)
                                                          -------      -------   ------  -------  -------  -          ------

Less Distributions
From Net Investment Income                                     --           --       --     (.06)    (.04)                --
From Net Capital Gains                                       (.02)        (.09)    (.79)   (2.39)    (.11)                --
                                                          -------      -------   ------  -------  -------  -          ------
Total Distributions                                          (.02)        (.09)    (.79)   (2.45)    (.15)                --
                                                          -------      -------   ------  -------  -------  -          ------
Net Asset Value, End of Period                            $ 37.04      $ 32.00   $26.83  $ 26.88  $ 25.41             $20.28
                                                          -------      -------   ------  -------  -------  -          ------
Total Return/+//+/                                         +15.80%**    +19.68%   +2.77%  +16.87%  +26.22%             -3.47%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $ 871.8      $ 638.2   $456.3  $ 357.7  $ 232.1             $224.2
Ratio of Gross Expenses to Average Net Assets/#/             .85 %*       .85 %    .85 %    .85 %    .85 %              .85 %*
Ratio of Net Expenses to Average Net Assets/++/              .85 %*       .85 %    .85 %    .85 %    .85 %              .85 %*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          (.15%)*      (.08%)   .20 %    .19 %    .34 %              .48 %*
Portfolio Turnover Rate                                       10 %         17 %     19 %     19 %     38 %               33 %

See Notes to Financial Highlights

Financial Highlights Guardian Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 29,                         Year Ended August 31,
                                                 -----------------------    -------------------------------------------------


                                                             2004
                                                      (Unaudited)                2003      2002      2001      2000      1999

Net Asset Value, Beginning of Period                     $  12.92           $  11.53  $  14.30  $  20.22  $  22.72  $  21.32
                                                         --------           --------  --------  --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                  .03                .05       .12       .13       .14       .18
Net Gains or Losses on Securities (both realized
 and unrealized)                                             1.82               1.40     (2.77)    (2.82)     2.99      5.29
                                                         --------           --------  --------  --------  --------  --------
Total From Investment Operations                             1.85               1.45     (2.65)    (2.69)     3.13      5.47
                                                         --------           --------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                   (.04)              (.05)     (.12)     (.13)     (.15)     (.16)
From Net Capital Gains                                         --                 --        --     (3.10)    (5.48)    (3.91)
Tax Return of Capital                                          --               (.01)       --        --        --        --
                                                         --------       -   --------  --------  --------  --------  --------
Total Distributions                                          (.04)              (.06)     (.12)    (3.23)    (5.63)    (4.07)
                                                         --------           --------  --------  --------  --------  --------
Net Asset Value, End of Period                           $  14.73           $  12.92  $  11.53  $  14.30  $  20.22  $  22.72
                                                         --------           --------  --------  --------  --------  --------
Total Return/+//+/                                         +14.34%**          +12.70%  -18.64 %  -13.36 %   +16.84%   +26.12%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,397.9           $1,297.6  $1,337.1  $1,999.5  $2,713.2  $3,441.0
Ratio of Gross Expenses to Average Net Assets/#/             .90 %*             .92 %     .88 %     .84 %     .84 %     .82 %
Ratio of Net Expenses to Average Net Assets                  .90 %*/++/         .92 %     .88 %     .84 %     .84 %     .82 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  .39 %*             .44 %     .84 %     .83 %     .64 %     .70 %
Portfolio Turnover Rate                                       14 %              113 %      85 %      88 %      83 %      73 %

Trust Class/+/                                   Six Months Ended
                                                     February 29,                         Year Ended August 31,
                                                 -----------------------    -------------------------------------------------


                                                             2004
                                                      (Unaudited)                2003      2002      2001      2000      1999

Net Asset Value, Beginning of Period                     $  10.18           $   9.10  $  11.27  $  15.44  $  16.36  $  14.24
                                                         --------           --------  --------  --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                  .01                .03       .08       .09       .09       .12
Net Gains or Losses on Securities (both realized
 and unrealized)                                             1.44               1.10     (2.18)    (2.16)     2.23      3.57
                                                         --------       -   --------  --------  --------  --------  --------
Total From Investment Operations                             1.45               1.13     (2.10)    (2.07)     2.32      3.69
                                                         --------           --------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                   (.02)              (.04)     (.07)     (.09)     (.10)     (.10)
From Net Capital Gains                                         --                 --        --     (2.01)    (3.14)    (1.47)
Tax Return of Capital                                          --               (.01)       --        --        --        --
                                                         --------       -   --------  --------  --------  --------  --------
Total Distributions                                          (.02)              (.05)     (.07)    (2.10)    (3.24)    (1.57)
                                                         --------       -   --------  --------  --------  --------  --------
Net Asset Value, End of Period                           $  11.61           $  10.18  $   9.10  $  11.27  $  15.44  $  16.36
                                                         --------       -   --------  --------  --------  --------  --------
Total Return/+//+/                                         +14.25%**          +12.59%   -18.72%   -13.47%   +16.72%   +26.07%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $  315.7           $  288.5  $  335.3  $  555.4  $1,093.6  $1,251.2
Ratio of Gross Expenses to Average Net Assets/#/            1.04 %*            1.05 %    1.02 %     .98 %     .91 %     .88 %
Ratio of Net Expenses to Average Net Assets                  1.03%*/++/        1.05 %    1.02 %     .98 %     .91 %     .88 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  .26 %*             .33 %     .71 %     .69 %     .58 %     .65 %
Portfolio Turnover Rate                                       14 %              113 %      85 %      88 %      83 %      73 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Guardian Fund cont'd


Advisor Class/+/                                     Six Months Ended
                                                         February 29,                      Year Ended August 31,
                                                     -----------------------  ------------------------------------------------


                                                                 2004
                                                          (Unaudited)             2003     2002     2001     2000         1999

Net Asset Value, Beginning of Period                          $ 11.48         $ 10.29  $ 12.75  $ 15.60  $ 13.54  $ 10.81
                                                              -------         -------  -------  -------  -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                       --              --      .06      .05       --       --
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     1.62            1.25    (2.47)   (2.19)    2.16     2.73
                                                              -------         -------  -------  -------  -------  -------
Total From Investment Operations                                 1.62            1.25    (2.41)   (2.14)    2.16     2.73
                                                              -------         -------  -------  -------  -------  -------

Less Distributions
From Net Investment Income                                         --            (.05)    (.05)    (.03)    (.01)      --
From Net Capital Gains                                             --              --       --     (.68)    (.09)      --
Tax Return of Capital                                              --            (.01)      --       --       --       --
                                                              -------         -------  -------  -------  -------  -------
Total Distributions                                                --            (.06)    (.05)    (.71)    (.10)      --
                                                              -------         -------  -------  -------  -------  -------
Net Asset Value, End of Period                                $ 13.10         $ 11.48  $ 10.29  $ 12.75  $ 15.60  $ 13.54
                                                              -------         -------  -------  -------  -------  -------
Total Return/+//+/                                             +14.11%**       +12.21%  -18.95%  -13.74%  +16.04%  +25.25%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $  18.0         $  16.6  $  17.0  $  24.1  $  27.5  $  24.8
Ratio of Gross Expenses to Average Net Assets/#/                1.28 %*         1.31 %   1.24 %   1.32 %   1.48 %   1.50 %
Ratio of Net Expenses to Average Net Assets                      1.28%*/++/     1.31 %   1.24 %   1.32 %   1.47 %   1.50 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                      .01 %*          .05 %    .48 %    .35 %      --%    .03 %
Portfolio Turnover Rate                                           14 %           113 %     85 %     88 %     83 %     73 %

See Notes to Financial Highlights

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                      Six Months Ended
                                                           February 29,                              Year Ended August 31,
                                                     ----------------------------    ----------------------------------------


                                                                   2004
                                                            (Unaudited)                      2003     2002     2001      2000

Net Asset Value, Beginning of Period                          $ 11.58                $ 10.60      $11.81   $ 20.82  $ 16.76
                                                              -------            -   -------      ------   -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.01)                   .10         .03       .05     (.07)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     3.63                    .88       (1.21)    (4.84)    4.35
                                                              -------            -   -------      ------   -------  -------
Total From Investment Operations                                 3.62                    .98       (1.18)    (4.79)    4.28
                                                              -------            -   -------      ------   -------  -------

Less Distributions
From Net Investment Income                                       (.16)                  (.03)       (.02)       --     (.01)
From Net Capital Gains                                             --                     --        (.04)    (4.32)    (.21)
                                                              -------            -   -------      ------   -------  -------
Total Distributions                                              (.16)                  (.03)       (.06)    (4.32)    (.22)
                                                              -------            -   -------      ------   -------  -------
Redemption Fees                                                   .00                    .03         .03       .10       --
                                                              -------            -   -------      ------   -------  -------
Net Asset Value, End of Period                                $ 15.04                $ 11.58      $10.60   $ 11.81  $ 20.82
                                                              -------            -   -------      ------   -------  -------
Total Return/+//+/                                             +31.41%**               +9.58%      -9.76%   -25.71%  +25.43%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $ 119.5                $  82.0      $ 77.1   $  98.2  $ 193.7
Ratio of Gross Expenses to Average Net Assets/#/                1.63 %*                1.70 %      1.69 %    1.56 %   1.43 %
Ratio of Net Expenses to Average Net Assets                      1.63%*/(S)/++//        1.70%/++/  1.69 %    1.56 %   1.43 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          (.17%)*               1.00 %       .31 %     .33 %    (.33%)
Portfolio Turnover Rate                                           47 %                   90 %        63 %      61 %     80 %

Trust Class/+/                                         Six Months Ended
                                                           February 29,                              Year Ended August 31,
                                                     ----------------------------    ----------------------------------------


                                                                   2004                      2003     2002     2001      2000
                                                            (Unaudited)

Net Asset Value, Beginning of Period                          $ 12.60                $ 11.36      $12.56   $ 21.24  $ 16.92
                                                              -------            -   -------      ------   -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.04)                   .09        (.01)       --     (.08)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     3.96                   1.04       (1.26)    (4.95)    4.61
                                                              -------            -   -------      ------   -------  -------
Total From Investment Operations                                 3.92                   1.13       (1.27)    (4.95)    4.53
                                                              -------            -   -------      ------   -------  -------

Less Distributions
From Net Investment Income                                       (.11)                    --          --        --     (.01)
From Net Capital Gains                                             --                     --        (.04)    (3.86)    (.20)
                                                              -------            -   -------      ------   -------  -------
Total Distributions                                              (.11)                    --        (.04)    (3.86)    (.21)
                                                              -------            -   -------      ------   -------  -------
Redemption Fees                                                   .00                    .11         .11       .13       --
                                                              -------            -   -------      ------   -------  -------
Net Asset Value, End of Period                                $ 16.41                $ 12.60      $11.36   $ 12.56  $ 21.24
                                                              -------            -   -------      ------   -------  -------
Total Return/+//+/                                             +31.19%**              +10.92%      -9.25%   -25.43%  +26.72%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $   4.6                $   2.2      $  0.9   $   1.8  $   4.0
Ratio of Gross Expenses to Average Net Assets/#/                2.00 %*                2.00 %      1.99 %    1.86 %   1.53 %
Ratio of Net Expenses to Average Net Assets/++/                 2.00 %*                2.00 %      1.99 %    1.86 %   1.53 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          (.58%)*                .81 %       (.09%)     -- %    (.43%)
Portfolio Turnover Rate                                           47 %                   90 %        63 %      61 %     80 %

Investor Class/+/

                                                     --------------



                                                              1999

Net Asset Value, Beginning of Period                 $ 13.85
                                                     -------

Income From Investment Operations
Net Investment Income (Loss)                            (.08)
Net Gains or Losses on Securities (both realized and
 unrealized)                                            3.00
                                                     -------
Total From Investment Operations                        2.92
                                                     -------

Less Distributions
From Net Investment Income                                --
From Net Capital Gains                                  (.01)
                                                     -------
Total Distributions                                     (.01)
                                                     -------
Redemption Fees                                           --
                                                     -------
Net Asset Value, End of Period                       $ 16.76
                                                     -------
Total Return/+//+/                                    +21.09%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $ 112.5
Ratio of Gross Expenses to Average Net Assets/#/       1.61 %
Ratio of Net Expenses to Average Net Assets            1.61 %/(S)/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                 (.43%)
Portfolio Turnover Rate                                  94 %

Trust Class/+/

                                                     --------------


                                                              1999

Net Asset Value, Beginning of Period                 $ 13.87
                                                     -------

Income From Investment Operations
Net Investment Income (Loss)                            (.07)
Net Gains or Losses on Securities (both realized and
 unrealized)                                            3.12
                                                     -------
Total From Investment Operations                        3.05
                                                     -------

Less Distributions
From Net Investment Income                                --
From Net Capital Gains                                    --
                                                     -------
Total Distributions                                       --
                                                     -------
Redemption Fees                                           --
                                                     -------
Net Asset Value, End of Period                       $ 16.92
                                                     -------
Total Return/+//+/                                    +21.99%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)              $   2.4
Ratio of Gross Expenses to Average Net Assets/#/       1.70 %
Ratio of Net Expenses to Average Net Assets/++/        1.70 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                 (.49%)
Portfolio Turnover Rate                                  94 %


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                    Six Months Ended
                                                         February 29,
                                                     -----------------------    ---------------


                                                                 2004
                                                          (Unaudited)           2003/++//++/

Net Asset Value, Beginning of Period                          $  5.58                $  4.70
                                                              -------       -        -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.02)                  (.04)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                      .58                    .92
                                                              -------       -        -------
Total From Investment Operations                                  .56                    .88
                                                              -------       -        -------

Less Distributions
From Net Capital Gains                                             --                     --
                                                              -------       -        -------
Net Asset Value, End of Period                                $  6.14                $  5.58
                                                              -------       -        -------
Total Return/+//+/                                             +10.04%**              +18.72%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $ 339.0                $ 324.6
Ratio of Gross Expenses to Average Net Assets/#/                1.08 %*                1.12 %
Ratio of Net Expenses to Average Net Assets                      1.06%*/++/            1.12 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          (.63%)*                (.78%)
Portfolio Turnover Rate                                           58 %                  145 %

Trust Class/+/                                       Six Months Ended
                                                         February 29,
                                                     -----------------------    ---------------


                                                                 2004
                                                          (Unaudited)           2003/++//++/

Net Asset Value, Beginning of Period                          $  8.62                $  7.26
                                                              -------       -        -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.03)                  (.06)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                      .89                   1.42
                                                              -------       -        -------
Total From Investment Operations                                  .86                   1.36
                                                              -------       -        -------

Less Distributions
From Net Capital Gains                                             --                     --
                                                              -------       -        -------
Net Asset Value, End of Period                                $  9.48                $  8.62
                                                              -------       -        -------
Total Return/+//+/                                              +9.98%**              +18.73%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $  11.2                $  16.7
Ratio of Gross Expenses to Average Net Assets/#/                 1.19%*                1.19 %
Ratio of Net Expenses to Average Net Assets                      1.16%*/++/            1.19 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          (.74%)*                (.85%)
Portfolio Turnover Rate                                           58 %                  145 %

Investor Class/+/
                                                                  Year Ended August 31,
                                                     -------------------------------------------------------------



                                                     2002/++//++/   2001/++//++/      2000(Euro)     1999(Euro)

Net Asset Value, Beginning of Period                      $  6.63        $ 21.01     $  12.07         $  9.42
                                                          -------        -------     --------         -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.04)          (.05)        (.08)           (.06)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                (1.84)         (8.97)       10.22            3.54
                                                          -------        -------     --------         -------
Total From Investment Operations                            (1.88)         (9.02)       10.14            3.48
                                                          -------        -------     --------         -------

Less Distributions
From Net Capital Gains                                       (.05)         (5.36)       (1.20)           (.83)
                                                          -------        -------     --------         -------
Net Asset Value, End of Period                            $  4.70        $  6.63     $  21.01         $ 12.07
                                                          -------        -------     --------         -------
Total Return/+//+/                                         -28.57%        -51.10%      +87.89%         +37.40%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $ 300.5        $ 517.8     $1,178.6         $ 566.0
Ratio of Gross Expenses to Average Net Assets/#/            1.05 %          .95 %        .92 %          1.00 %
Ratio of Net Expenses to Average Net Assets                 1.05 %          .95 %        .92 %          1.00 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (.69%)         (.52%)       (.52%)          (.50%)
Portfolio Turnover Rate                                       98 %          102 %        105 %           115 %

Trust Class/+/
                                                                  Year Ended August 31,
                                                     -------------------------------------------------------------



                                                     2002/++//++/   2001/++//++/      2000(Euro)     1999(Euro)

Net Asset Value, Beginning of Period                      $ 10.23        $ 26.01     $  15.02         $ 11.61
                                                          -------        -------     --------         -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.07)          (.11)        (.11)           (.11)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                (2.83)        (12.03)       12.64            4.29
                                                          -------        -------     --------         -------
Total From Investment Operations                            (2.90)        (12.14)       12.53            4.18
                                                          -------        -------     --------         -------

Less Distributions
From Net Capital Gains                                       (.07)         (3.64)       (1.54)           (.77)
                                                          -------        -------     --------         -------
Net Asset Value, End of Period                            $  7.26        $ 10.23     $  26.01         $ 15.02
                                                          -------        -------     --------         -------
Total Return/+//+/                                         -28.54%        -51.16%      +87.95%         +36.24%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  18.2        $  32.0     $  138.6         $  45.3
Ratio of Gross Expenses to Average Net Assets/#/            1.11 %         1.07 %       1.02 %          1.11 %
Ratio of Net Expenses to Average Net Assets                 1.11 %         1.07 %       1.02 %/++/      1.11 %/++/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (.75%)         (.66%)       (.62%)          (.61%)
Portfolio Turnover Rate                                       98 %          102 %        105 %           115 %

See Notes to Financial Highlights

Financial Highlights Manhattan Fund cont'd


Advisor Class/+/                                     Six Months Ended
                                                         February 29,
                                                     --------------------    ---------------


                                                                 2004
                                                          (Unaudited)        2003/++//++/

Net Asset Value, Beginning of Period                           $ 9.00             $  7.61
                                                               ------    -        -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.05)               (.09)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                      .94                1.48
                                                               ------    -        -------
Total From Investment Operations                                  .89                1.39
                                                               ------    -        -------

Less Distributions
From Net Capital Gains                                             --                  --
                                                               ------    -        -------
Net Asset Value, End of Period                                 $ 9.89             $  9.00
                                                               ------    -        -------
Total Return/+//+/                                              +9.89%**           +18.27%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                        $  2.2             $   2.2
Ratio of Gross Expenses to Average Net Assets/#/                 1.50%*             1.50 %
Ratio of Net Expenses to Average Net Assets/++/                  1.47%*             1.50 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                         (1.05%)*            (1.16%)
Portfolio Turnover Rate                                           58 %               145 %

Advisor Class/+/
                                                               Year Ended August 31,
                                                     -------------------------------------------------------



                                                     2002/++//++/   2001/++//++/   2000(Euro)   1999(Euro)

Net Asset Value, Beginning of Period                      $ 10.77        $ 27.05      $ 14.54      $ 10.76
                                                          -------        -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.11)          (.16)        (.21)        (.04)
Net Gains or Losses on Securities (both realized and
 unrealized)                                                (2.97)        (12.62)       12.72         3.92
                                                          -------        -------      -------      -------
Total From Investment Operations                            (3.08)        (12.78)       12.51         3.88
                                                          -------        -------      -------      -------

Less Distributions
From Net Capital Gains                                       (.08)         (3.50)          --         (.10)
                                                          -------        -------      -------      -------
Net Asset Value, End of Period                            $  7.61        $ 10.77      $ 27.05      $ 14.54
                                                          -------        -------      -------      -------
Total Return/+//+/                                         -28.81%        -51.43%      +86.04%      +36.09%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $   1.8        $   1.8      $   5.4      $   1.7
Ratio of Gross Expenses to Average Net Assets/#/            1.50 %         1.50 %       1.50 %       1.50 %
Ratio of Net Expenses to Average Net Assets/++/             1.50 %         1.50 %       1.50 %       1.50 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                     (1.14%)        (1.05%)      (1.09%)      (1.00%)
Portfolio Turnover Rate                                       98 %          102 %        105 %        115 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Millennium Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                  Six Months
                                                        Ended
                                                 February 29,                                Year Ended August 31,
                                            ------------------------    ------------------------------------------------


                                                         2004
                                                  (Unaudited)           2003/++//++/      2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Period              $10.88                     $  9.36           $ 14.35        $ 36.02
                                                  ------                     -------           -------        -------

Income From Investment Operations
Net Investment Income (Loss)                        (.07)                       (.10)             (.14)          (.21)
Net Gains or Losses on Securities (both
 realized and unrealized)                            .83                        1.62             (4.85)        (16.36)
                                                  ------                     -------           -------        -------
Total From Investment Operations                     .76                        1.52             (4.99)        (16.57)
                                                  ------                     -------           -------        -------

Less Distributions
From Net Capital Gains                                --                          --                --          (5.09)
Tax Return of Capital                                 --                          --                --           (.01)
                                                  ------            -        -------           -------        -------
Total Distributions                                   --                          --                --          (5.10)
                                                  ------                     -------           -------        -------
Net Asset Value, End of Period                    $11.64                     $ 10.88           $  9.36        $ 14.35
                                                  ------                     -------           -------        -------
Total Return/+//+/                                 +6.99%**                   +16.24%           -34.77%        -48.32%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $ 56.4                     $  59.1           $  63.1        $ 118.0
Ratio of Gross Expenses to Average Net
 Assets/#/                                          1.75%*                     1.75 %            1.62 %         1.47 %
Ratio of Net Expenses to Average Net Assets         1.71%*/(S)/++//             1.75%/++/        1.62 %         1.47 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (1.27%)*                    (1.09%)           (1.05%)        (1.08%)
Portfolio Turnover Rate                              70 %                       241 %             126 %          158 %

Trust Class/+/                                     Six Months
                                                        Ended
                                                 February 29,                                Year Ended August 31,
                                            ------------------------    ------------------------------------------------


                                                         2004
                                                  (Unaudited)           2003/++//++/      2002/++//++/   2001/++//++/

Net Asset Value, Beginning of Period              $11.98                     $ 10.30           $ 15.82        $ 34.10
                                                  ------                     -------           -------        -------

Income From Investment Operations
Net Investment Income (Loss)                        (.08)                       (.11)             (.17)          (.28)
Net Gains or Losses on Securities (both
 realized and unrealized)                            .92                        1.79             (5.35)        (15.89)
                                                  ------                     -------           -------        -------
Total From Investment Operations                     .84                        1.68             (5.52)        (16.17)
                                                  ------                     -------           -------        -------

Less Distributions
From Net Capital Gains                                --                          --                --          (2.11)
                                                  ------                     -------           -------        -------
Net Asset Value, End of Period                    $12.82                     $ 11.98           $ 10.30        $ 15.82
                                                  ------                     -------           -------        -------
Total Return/+//+/                                 +7.01%**                   +16.31%           -34.89%        -48.45%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $  3.9                     $   4.6           $   4.3        $   7.9
Ratio of Gross Expenses to Average Net
 Assets/#/                                          1.75%*                     1.75 %            1.75 %         1.75 %
Ratio of Net Expenses to Average Net
 Assets/++/                                         1.71%*                     1.75 %            1.75 %         1.75 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                (1.27%)*                    (1.10%)           (1.18%)        (1.35%)
Portfolio Turnover Rate                              70 %                       241 %             126 %          158 %

Investor Class/+/                                                      Period from
                                                                 October 20, 1998^
                                                                     to August 31,
                                            -----------------    -----------------------



                                               2000(Euro)               1999(Euro)

Net Asset Value, Beginning of Period           $ 19.49                     $ 10.00
                                               -------                     -------

Income From Investment Operations
Net Investment Income (Loss)                      (.24)                       (.10)
Net Gains or Losses on Securities (both
 realized and unrealized)                        18.61                        9.59
                                               -------                     -------
Total From Investment Operations                 18.37                        9.49
                                               -------                     -------

Less Distributions
From Net Capital Gains                           (1.84)                         --
Tax Return of Capital                               --                          --
                                               -------       -             -------
Total Distributions                              (1.84)                         --
                                               -------                     -------
Net Asset Value, End of Period                 $ 36.02                     $ 19.49
                                               -------                     -------
Total Return/+//+/                              +96.88%                     +94.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)        $ 315.5                     $  66.4
Ratio of Gross Expenses to Average Net
 Assets/#/                                       1.38 %                      1.76 %*
Ratio of Net Expenses to Average Net Assets      1.38 %/(S)/                  1.75%*/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               (.94%)                     (1.23%)*
Portfolio Turnover Rate                           176 %                       208 %

Trust Class/+/                                                         Period from
                                                                 November 4, 1998^
                                                                     to August 31,
                                            -----------------    -----------------------



                                               2000(Euro)               1999(Euro)

Net Asset Value, Beginning of Period           $ 18.20                     $ 10.00
                                               -------                     -------

Income From Investment Operations
Net Investment Income (Loss)                      (.27)                       (.10)
Net Gains or Losses on Securities (both
 realized and unrealized)                        17.45                        8.30
                                               -------                     -------
Total From Investment Operations                 17.18                        8.20
                                               -------                     -------

Less Distributions
From Net Capital Gains                           (1.28)                         --
                                               -------                     -------
Net Asset Value, End of Period                 $ 34.10                     $ 18.20
                                               -------                     -------
Total Return/+//+/                              +96.66%                     +82.00%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)        $  19.5                     $   2.2
Ratio of Gross Expenses to Average Net
 Assets/#/                                       1.75 %                      1.76 %*
Ratio of Net Expenses to Average Net
 Assets/++/                                      1.75 %                      1.75 %*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (1.31%)                     (1.24%)*
Portfolio Turnover Rate                           176 %                       208 %

See Notes to Financial Highlights

Financial Highlights Millennium Fund cont'd


Advisor Class                                                                                             Period from
                                                                 Six Months Ended        Year Ended     May 3, 2002/^/
                                                                     February 29,        August 31,     to August 31,
                                                                 --------------------  ---------------  ----------------


                                                                             2004
                                                                      (Unaudited)      2003/++//++/      2002/++//++/

Net Asset Value, Beginning of Period                                       $ 8.04           $  6.92           $ 10.00
                                                                           ------           -------           -------

Income From Investment Operations
Net Investment Income (Loss)                                                 (.06)             (.09)             (.04)
Net Gains or Losses on Securities (both realized and unrealized)              .64              1.21             (3.04)
                                                                           ------           -------           -------
Total From Investment Operations                                              .58              1.12             (3.08)
                                                                           ------           -------           -------
Net Asset Value, End of Period                                             $ 8.62           $  8.04           $  6.92
                                                                           ------           -------           -------
Total Return/+//+/                                                          +7.21%**         +16.18%           -30.80%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                    $  0.4           $   0.8           $   0.2
Ratio of Gross Expenses to Average Net Assets/#/                             1.90%*           1.90 %             1.90%*
Ratio of Net Expenses to Average Net Assets/++/                              1.86%*           1.90 %             1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets                 (1.43%)*          (1.25%)           (1.28%)*
Portfolio Turnover Rate                                                       70 %             241 %             126 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Partners Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 29,                        Year Ended August 31,
                                                 -----------------------  ---------------------------------------------------


                                                             2004
                                                      (Unaudited)               2003       2002      2001      2000      1999

Net Asset Value, Beginning of Period                     $  19.22         $  16.67   $  20.54   $  25.03  $  26.42  $  22.97
                                                         --------         --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                  .01              .01        .03        .08       .19       .27
Net Gains or Losses on Securities (both
 realized and unrealized)                                    3.18             2.57      (3.44)     (2.47)     1.81      5.59
                                                         --------         --------   --------   --------  --------  --------
Total From Investment Operations                             3.19             2.58      (3.41)     (2.39)     2.00      5.86
                                                         --------         --------   --------   --------  --------  --------

Less Distributions
From Net Investment Income                                   (.01)            (.03)      (.08)      (.17)     (.29)       --
From Net Capital Gains                                         --               --       (.38)     (1.93)    (3.10)    (2.41)
                                                         --------         --------   --------   --------  --------  --------
Total Distributions                                          (.01)            (.03)      (.46)     (2.10)    (3.39)    (2.41)
                                                         --------         --------   --------   --------  --------  --------
Net Asset Value, End of Period                           $  22.40         $  19.22   $  16.67   $  20.54  $  25.03  $  26.42
                                                         --------         --------   --------   --------  --------  --------
Total Return/+//+/                                         +16.58%**        +15.51%   -16.98 %    -9.68 %   +8.51 %   +26.08%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,389.0         $1,247.2   $1,209.6   $1,689.4  $2,191.8  $2,854.4
Ratio of Gross Expenses to Average Net Assets/#/             .88 %*           .90 %      .87 %      .84 %     .84 %     .82 %
Ratio of Net Expenses to Average Net Assets                  .86 %*/++/       .90 %      .87 %      .84 %     .84 %     .82 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          .05 %*           .08 %      .16 %      .35 %     .60 %     .94 %
Portfolio Turnover Rate                                       32 %             65 %       53 %       73 %      95 %     132 %

Trust Class/+/                                   Six Months Ended
                                                     February 29,                        Year Ended August 31,
                                                 -----------------------  ---------------------------------------------------


                                                             2004
                                                      (Unaudited)               2003       2002      2001      2000      1999

Net Asset Value, Beginning of Period                     $  14.81         $  12.84   $  15.81   $  18.74  $  18.71  $  15.24
                                                         --------         --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                 (.01)            (.01)      (.00)       .03       .13       .16
Net Gains or Losses on Securities (both
 realized and unrealized)                                    2.45             1.98      (2.65)     (1.85)     1.34      3.77
                                                         --------         --------   --------   --------  --------  --------
Total From Investment Operations                             2.44             1.97      (2.65)     (1.82)     1.47      3.93
                                                         --------         --------   --------   --------  --------  --------

Less Distributions
From Net Investment Income                                     --               --       (.03)      (.11)     (.19)       --
From Net Capital Gains                                         --               --       (.29)     (1.00)    (1.25)     (.46)
                                                         --------         --------   --------   --------  --------  --------
Total Distributions                                            --               --       (.32)     (1.11)    (1.44)     (.46)
                                                         --------         --------   --------   --------  --------  --------
Net Asset Value, End of Period                           $  17.25         $  14.81   $  12.84   $  15.81  $  18.74  $  18.71
                                                         --------         --------   --------   --------  --------  --------
Total Return/+//+/                                         +16.48%**        +15.34%   -17.10 %    -9.81 %   +8.41 %   +25.91%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $  323.5         $  301.1   $  314.7   $  463.0  $  622.6  $  850.1
Ratio of Gross Expenses to Average Net Assets/#/            1.04 %*          1.05 %     1.03 %     1.00 %     .92 %     .91 %
Ratio of Net Expenses to Average Net Assets                  1.02%*/++/      1.05 %     1.03 %     1.00 %     .92 %     .91 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          (.11%)*          (.07%)     (.00%)     .19 %     .53 %     .83 %
Portfolio Turnover Rate                                       32 %             65 %       53 %       73 %      95 %     132 %


See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd

Advisor Class/+/                                     Six Months Ended
                                                         February 29,                       Year Ended August 31,
                                                     -----------------------    ----------------------------------------------


                                                                 2004
                                                          (Unaudited)                2003      2002      2001    2000     1999

Net Asset Value, Beginning of Period                          $ 12.82           $ 11.14   $ 13.72   $ 16.03   $15.74  $ 12.59
                                                              -------           -------   -------   -------   ------  -------

Income From Investment Operations
Net Investment Income (Loss)                                     (.02)             (.03)     (.02)     (.01)     .02      .06
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     2.12              1.71     (2.31)    (1.60)    1.17     3.15
                                                              -------           -------   -------   -------   ------  -------
Total From Investment Operations                                 2.10              1.68     (2.33)    (1.61)    1.19     3.21
                                                              -------           -------   -------   -------   ------  -------

Less Distributions
From Net Investment Income                                         --                --        --      (.01)    (.01)    (.06)
From Net Capital Gains                                             --                --      (.25)     (.69)    (.89)      --
                                                              -------       -   -------   -------   -------   ------  -------
Total Distributions                                                --                --      (.25)     (.70)    (.90)    (.06)
                                                              -------           -------   -------   -------   ------  -------
Net Asset Value, End of Period                                $ 14.92           $ 12.82   $ 11.14   $ 13.72   $16.03  $ 15.74
                                                              -------           -------   -------   -------   ------  -------
Total Return/+//+/                                             +16.38%**         +15.08%   -17.29%   -10.12%   +7.99%  +25.51%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $  30.0           $  30.0   $  29.9   $  43.1   $ 53.5  $  62.4
Ratio of Gross Expenses to Average Net Assets/#/                1.24 %*           1.26 %    1.22 %    1.29 %   1.32 %   1.31 %
Ratio of Net Expenses to Average Net Assets                      1.23%*/++/       1.26 %    1.22 %    1.29 %   1.32 %   1.31 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          (.32%)*           (.28%)    (.19%)    (.10%)   .11 %    .41 %
Portfolio Turnover Rate                                           32 %              65 %      53 %      73 %     95 %    132 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Real Estate Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Trust Class                                                                                            Period from
                                                                 Six Months Ended      Year Ended     May 1, 2002^
                                                                     February 29,      August 31,    to August 31,
                                                                 --------------------  ------------  ----------------


                                                                             2004
                                                                      (Unaudited)            2003             2002

Net Asset Value, Beginning of Period                                      $ 11.49         $  9.81           $10.00
                                                                          -------         -------           ------

Income From Investment Operations
Net Investment Income (Loss)                                                  .17             .31              .12
Net Gains or Losses on Securities (both realized and unrealized)             2.42            1.75             (.24)
                                                                          -------         -------           ------
Total From Investment Operations                                             2.59            2.06             (.12)
                                                                          -------         -------           ------

Less Distributions
From Net Investment Income                                                   (.27)           (.38)            (.07)
From Net Capital Gains                                                       (.39)             --               --
                                                                          -------         -------           ------
Total Distributions                                                          (.66)           (.38)            (.07)
                                                                          -------         -------           ------
Redemption Fees                                                               .00             .00              .00
                                                                          -------         -------           ------
Net Asset Value, End of Period                                            $ 13.42         $ 11.49           $ 9.81
                                                                          -------         -------           ------
Total Return/+//+/                                                         +23.05%**       +21.70%           -1.23%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $  44.2         $  31.2           $ 12.2
Ratio of Gross Expenses to Average Net Assets/#/                            1.50 %*         1.50 %            1.50%*
Ratio of Net Expenses to Average Net Assets/++/                             1.47 %*         1.50 %            1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets                 2.69 %*         3.10 %            3.53%*
Portfolio Turnover Rate                                                       49 %            85 %             44 %

See Notes to Financial Highlights

Financial Highlights Regency Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/
                                                   Six Months Ended
                                                       February 29,
                                                 ----------------------------    ------------------


                                                               2004
                                                        (Unaudited)              2003/++//++/

Net Asset Value, Beginning of Period                      $ 12.14                     $ 10.58
                                                          -------            -        -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.01)                       (.03)
Net Gains or Losses on Securities (both realized
 and unrealized)                                             2.46                        1.59
                                                          -------            -        -------
Total From Investment Operations                             2.45                        1.56
                                                          -------            -        -------

Less Distributions
From Net Investment Income                                     --                          --
From Net Capital Gains                                         --                          --
                                                          -------            -        -------
Total Distributions                                            --                          --
                                                          -------            -        -------
Net Asset Value, End of Period                            $ 14.59                     $ 12.14
                                                          -------            -        -------
Total Return/+//+/                                         +20.18%**                   +14.74%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  25.4                     $  20.1
Ratio of Gross Expenses to Average Net Assets/#/            1.50 %*                     1.50 %
Ratio of Net Expenses to Average Net Assets                  1.49%*/(S)/++//            1.50 %/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          (.20%)*                     (.30%)
Portfolio Turnover Rate                                       35 %                        73 %

Trust Class/+/
                                                   Six Months Ended
                                                       February 29,
                                                 ----------------------------    ------------------


                                                               2004
                                                        (Unaudited)              2003/++//++/

Net Asset Value, Beginning of Period                      $ 10.61                     $  9.24
                                                          -------            -        -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.01)                       (.03)
Net Gains or Losses on Securities (both realized
 and unrealized)                                             2.15                        1.40
                                                          -------            -        -------
Total From Investment Operations                             2.14                        1.37
                                                          -------            -        -------

Less Distributions
From Net Investment Income                                     --                          --
From Net Capital Gains                                         --                          --
                                                          -------            -        -------
Total Distributions                                            --                          --
                                                          -------            -        -------
Net Asset Value, End of Period                            $ 12.75                     $ 10.61
                                                          -------            -        -------
Total Return/+//+/                                         +20.17%**                   +14.83%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  13.4                     $  11.3
Ratio of Gross Expenses to Average Net Assets/#/            1.50 %*                     1.50 %
Ratio of Net Expenses to Average Net Assets/++/             1.49 %*                     1.50 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          (.21%)*                     (.30%)
Portfolio Turnover Rate                                       35 %                        73 %

Investor Class/+/                                                                                          Period from
                                                                                                         June 1, 1999^
                                                       Year Ended August 31,                             to August 31,
                                                 ---------------------------------------------------    --------------------



                                                 2002/++//++/     2001/++//++/        2000(Euro)            1999(Euro)

Net Asset Value, Beginning of Period                   $12.92           $13.02         $  9.82                  $10.00
                                                       ------           ------         -------      -           ------

Income From Investment Operations
Net Investment Income (Loss)                             (.01)              --              --                     .01
Net Gains or Losses on Securities (both realized
 and unrealized)                                         (.88)             .60            3.38                    (.19)
                                                       ------           ------         -------      -           ------
Total From Investment Operations                         (.89)             .60            3.38                    (.18)
                                                       ------           ------         -------      -           ------

Less Distributions
From Net Investment Income                               (.01)              --            (.02)                     --
From Net Capital Gains                                  (1.44)            (.70)           (.16)                     --
                                                       ------           ------         -------      -           ------
Total Distributions                                     (1.45)            (.70)           (.18)                     --
                                                       ------           ------         -------      -           ------
Net Asset Value, End of Period                         $10.58           $12.92         $ 13.02                  $ 9.82
                                                       ------           ------         -------      -           ------
Total Return/+//+/                                      -7.42%           +4.81%         +34.95%                  -1.80%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                $ 16.7           $ 16.0         $  10.9                  $  7.9
Ratio of Gross Expenses to Average Net Assets/#/        1.50 %           1.50 %          1.51 %                   1.51%*
Ratio of Net Expenses to Average Net Assets              1.50%(S)         1.50%/++/      1.50 %/++/               1.50%*/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                      (.07%)           (.02%)           -- %                   .66 %*
Portfolio Turnover Rate                                  119 %            256 %           200 %                    42 %

Trust Class/+/                                                                                             Period from
                                                                                                        June 10, 1999^
                                                       Year Ended August 31,                             to August 31,
                                                 ---------------------------------------------------    --------------------



                                                 2002/++//++/     2001/++//++/        2000(Euro)            1999(Euro)

Net Asset Value, Beginning of Period                   $11.30           $13.15         $  9.76                  $10.00
                                                       ------           ------         -------      -           ------

Income From Investment Operations
Net Investment Income (Loss)                             (.00)            (.01)             --                     .01
Net Gains or Losses on Securities (both realized
 and unrealized)                                         (.78)             .55            3.40                    (.25)
                                                       ------           ------         -------      -           ------
Total From Investment Operations                         (.78)             .54            3.40                    (.24)
                                                       ------           ------         -------      -           ------

Less Distributions
From Net Investment Income                               (.01)              --            (.01)                     --
From Net Capital Gains                                  (1.27)           (2.39)             --                      --
                                                       ------           ------         -------      -           ------
Total Distributions                                     (1.28)           (2.39)           (.01)                     --
                                                       ------           ------         -------      -           ------
Net Asset Value, End of Period                         $ 9.24           $11.30         $ 13.15                  $ 9.76
                                                       ------           ------         -------      -           ------
Total Return/+//+/                                      -7.45%           +4.77%         +34.86%                  -2.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                $ 13.4           $ 25.4         $  25.1                  $  0.4
Ratio of Gross Expenses to Average Net Assets/#/         1.50%            1.50%          1.51 %                   1.51%*
Ratio of Net Expenses to Average Net Assets/++/          1.50%            1.50%          1.50 %                   1.50%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                      (.04%)           (.06%)          (.01%)                  .57 %*
Portfolio Turnover Rate                                  119 %            256 %           200 %                    42 %

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                          Six Months
                                                                Ended
                                                         February 29,
                                                     --------------------  -----------------------------


                                                                 2004
                                                          (Unaudited)      2003/++//++/   2002/++//++/

Net Asset Value, Beginning of Period                          $ 18.55           $ 15.39        $ 18.96
                                                              -------           -------        -------

Income From Investment Operations
Net Investment Income (Loss)                                      .02               .02            .04
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     2.54              3.17          (1.83)
                                                              -------           -------        -------
Total From Investment Operations                                 2.56              3.19          (1.79)
                                                              -------           -------        -------

Less Distributions
From Net Investment Income                                       (.05)             (.03)          (.06)
From Net Capital Gains                                           (.87)               --          (1.67)
Tax Return of Capital                                              --                --           (.05)
                                                              -------           -------        -------
Total Distributions                                              (.92)             (.03)         (1.78)
                                                              -------           -------        -------
Net Asset Value, End of Period                                $ 20.19           $ 18.55        $ 15.39
                                                              -------           -------        -------
Total Return/+//+/                                             +14.07%**         +20.79%        -10.62%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $ 213.5           $ 132.8        $  71.2
Ratio of Gross Expenses to Average Net Assets/#/                1.09 %*           1.08 %         1.17 %
Ratio of Net Expenses to Average Net Assets                      1.08%*           1.07 %         1.17 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          .20 %*            .14 %          .21 %
Portfolio Turnover Rate                                           25 %              62 %           60 %

Trust Class/+/                                       Six Months Ended
                                                       February 29,
                                                     --------------------  -----------------------------


                                                                 2004
                                                          (Unaudited)      2003/++//++/   2002/++//++/

Net Asset Value, Beginning of Period                          $ 12.79           $ 10.62        $ 13.07
                                                              -------           -------        -------

Income From Investment Operations
Net Investment Income (Loss)                                      .00              (.01)           .01
Net Gains or Losses on Securities (both realized and
 unrealized)                                                     1.77              2.18          (1.28)
                                                              -------           -------        -------
Total From Investment Operations                                 1.77              2.17          (1.27)
                                                              -------           -------        -------

Less Distributions
From Net Investment Income                                       (.01)             (.00)            --
From Net Capital Gains                                           (.57)               --          (1.14)
Tax Return of Capital                                              --                --           (.04)
                                                              -------           -------        -------
Total Distributions                                              (.58)             (.00)         (1.18)
                                                              -------           -------        -------
Net Asset Value, End of Period                                $ 13.98           $ 12.79        $ 10.62
                                                              -------           -------        -------
Total Return/+//+/                                             +14.05%**         +20.45%        -10.86%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                       $  41.8           $  28.7        $  12.5
Ratio of Gross Expenses to Average Net Assets/#/                1.26 %*           1.33 %         1.33 %
Ratio of Net Expenses to Average Net Assets                      1.24%*           1.32 %         1.33 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          .02 %*            (.12%)         .07 %
Portfolio Turnover Rate                                           25 %              62 %           60 %

Investor Class/+/

                                                     Year Ended August 31,
                                                     -------------------------------------------------



                                                     2001/++//++/       2000(Euro)       1999(Euro)

Net Asset Value, Beginning of Period                      $ 21.01          $21.33         $ 16.32
                                                          -------          ------         -------

Income From Investment Operations
Net Investment Income (Loss)                                  .02              --             .02
Net Gains or Losses on Securities (both realized and
 unrealized)                                                (2.07)            .57            5.94
                                                          -------          ------         -------
Total From Investment Operations                            (2.05)            .57            5.96
                                                          -------          ------         -------

Less Distributions
From Net Investment Income                                     --            (.02)           (.07)
From Net Capital Gains                                         --            (.87)           (.88)
Tax Return of Capital                                          --              --              --
                                                          -------          ------         -------
Total Distributions                                            --            (.89)           (.95)
                                                          -------          ------         -------
Net Asset Value, End of Period                            $ 18.96          $21.01         $ 21.33
                                                          -------          ------         -------
Total Return/+//+/                                          -9.76%          +2.96%         +37.09%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  87.8          $107.6         $ 118.9
Ratio of Gross Expenses to Average Net Assets/#/            1.13 %          1.12 %          1.10 %
Ratio of Net Expenses to Average Net Assets                 1.13 %          1.12 %          1.10 %
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      .08 %           .01 %           .12 %
Portfolio Turnover Rate                                       83 %            76 %            53 %

Trust Class/+/
                                                     Year Ended August 31,
                                                     -------------------------------------------------



                                                     2001/++//++/       2000(Euro)       1999(Euro)

Net Asset Value, Beginning of Period                      $ 14.53          $14.41         $ 10.64
                                                          -------          ------         -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.03)           (.02)             --
Net Gains or Losses on Securities (both realized and
 unrealized)                                                (1.43)            .40            3.90
                                                          -------          ------         -------
Total From Investment Operations                            (1.46)            .38            3.90
                                                          -------          ------         -------

Less Distributions
From Net Investment Income                                     --              --            (.03)
From Net Capital Gains                                         --            (.25)           (.10)
Tax Return of Capital                                          --            (.01)             --
                                                          -------          ------         -------
Total Distributions                                            --            (.26)           (.13)
                                                          -------          ------         -------
Net Asset Value, End of Period                            $ 13.07          $14.53         $ 14.41
                                                          -------          ------         -------
Total Return/+//+/                                         -10.05%          +2.76%         +36.76%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  28.3          $ 29.0         $  25.3
Ratio of Gross Expenses to Average Net Assets/#/            1.46 %          1.32 %          1.20 %
Ratio of Net Expenses to Average Net Assets                  1.46%/++/       1.32%/++/      1.20 %/++/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (.25%)          (.19%)          .01 %
Portfolio Turnover Rate                                       83 %            76 %            53 %

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds


/+/The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/recouped certain expenses. Total return would have been lower if Management had not waived certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date.

/++/After reimbursement of expenses by Management and/or waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                     Six Months Ended
                                         February 29,              Year Ended August 31,
                                                 2004   2003       2002  2001       2000         1999
Century Fund Investor Class                      1.96% 2.21% 2.09%      1.80% 1.76%/(1)/     --
Fasciano Fund Investor Class                     1.19%   --    --         --    --           --
Fasciano Fund Advisor Class                      1.71%   --  4.58%/(2)/   --    --           --
Focus Fund Investor Class                         .83%   --    --         --    --           --
Focus Fund Trust Class                           1.01%   --    --         --  1.06%         .98%
Focus Fund Advisor Class                         1.21%   --    --         --  2.89%        7.08%
Genesis Fund Investor Class                      1.05%   --    --         --    --           --
Genesis Fund Trust Class                         1.10%   --    --         --    --           --
Genesis Fund Advisor Class                       1.36%   --    --         --  1.59%        1.63%
Genesis Fund Institutional Class                  .85%  .87%  .88%       .91%  .97%        1.15%/(3)/
Guardian Fund Investor Class                      .90%   --    --         --    --           --
Guardian Fund Trust Class                        1.03%   --    --         --    --           --
Guardian Fund Advisor Class                      1.28%   --    --         --    --         1.56%
International Fund Investor Class                1.63% 1.74%   --         --    --           --
International Fund Trust Class                   2.17% 3.07% 3.22%      5.16% 4.21%        5.98%
Manhattan Fund Investor Class                    1.06%   --    --         --    --           --
Manhattan Fund Trust Class                       1.16%   --    --         --  1.08%        1.18%
Manhattan Fund Advisor Class                     2.10% 2.26% 2.25%      2.60% 3.57%       19.99%
Millennium Fund Investor Class                   1.71% 1.83%   --         --    --         2.13%/(4)/
Millennium Fund Trust Class                      2.07% 2.26% 1.92%      2.11% 2.12%       13.39%/(5)/
Millennium Fund Advisor Class                    6.17% 4.27% 7.42%/(6)/   --    --           --
Partners Fund Investor Class                      .86%   --    --         --    --           --
Partners Fund Trust Class                        1.02%   --    --         --    --           --
Partners Fund Advisor Class                      1.23%   --    --         --    --           --
Real Estate Fund Trust Class                     1.81% 2.19% 4.81%/(7)/   --    --           --
Regency Fund Investor Class                      1.49% 1.57%   --       1.61% 2.22%        8.38%/(8)/
Regency Fund Trust Class                         1.68% 1.82% 1.64%      1.76% 1.75%      129.45%/(9)/
Socially Responsive Fund Trust Class               --    --    --       1.59% 1.76%        1.72%

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Notes to Financial Highlights Equity Funds cont'd


    (1)Period from December 6, 1999 to August 31, 2000
    (2)Period from May 24, 2002 to August 31, 2002
    (3)Period from July 1, 1999 to August 31, 1999
    (4)Period from October 20, 1998 to August 31, 1999
    (5)Period from November 4, 1998 to August 31, 1999
    (6)Period from May 3, 2002 to August 31, 2002
    (7)Period from May 1, 2002 to August 31, 2002
    (8)Period from June 1, 1999 to August 31, 1999
    (9)Period from June 10, 1999 to August 31, 1999

(S)After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                  Six Months Ended
                                      February 29,     Year Ended August 31,
                                              2004   2003  2002 2001  2000  1999
Fasciano Fund Advisor Class                     --  1.75%   --    --   --    --
International Fund Investor Class             1.58%   --    --    --   --  1.59%
Millennium Fund Investor Class                1.66%   --    --    -- 1.33%   --
Regency Fund Investor Class                   1.42%   --  1.46%   --   --    --

^  The date investment operations commenced.
@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter have been computed based on the average number of shares outstanding during each fiscal period.
*  Annualized.
** Not annualized.
(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.
(Yen)Audited by other auditors whose report dated July 31, 2000 expressed an unqualified opinion.
(Euro)Audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion.
/++//++/Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Trustees and Officers


The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                 Number of
                                                                               Portfolios in
                             Position and                                      Fund Complex      Other Directorships
                               Length of                                        Overseen by       Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/       Trustee        Complex by Trustee
-------------------------------------------------------------------------------------------------------------------------

Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  John Cannon (74)           Trustee since   Consultant. Formerly, Chairman         37       Independent Trustee or
                             2000            and Chief Investment Officer,                   Director of three series of
                                             CDC Investment Advisors                         OppenheimerFunds: Limited
                                             (registered investment adviser),                Term New York Municipal
                                             1993-January 1999; prior                        Fund, Rochester Fund
                                             thereto, President and Chief                    Municipals, and
                                             Executive Officer, AMA                          Oppenheimer Convertible
                                             Investment Advisors, an affiliate               Securities Fund, since 1992.
                                             of the American Medical
                                             Association.
-------------------------------------------------------------------------------------------------------------------------

  Faith Colish (68)          Trustee since   Counsel, Carter Ledyard &              37       Director, American Bar
                             1982            Millburn LLP (law firm) since                   Retirement Association
                                             October 2002; formerly,                         (ABRA) since 1997 (not-for-
                                             Attorney at Law and President,                  profit membership
                                             Faith Colish, A Professional                    association).
                                             Corporation, 1980 to 2002.
-------------------------------------------------------------------------------------------------------------------------

  Walter G. Ehlers (70)      Trustee since   Consultant; Retired President          37       None.
                             2000            and Trustee, Teachers Insurance
                                             & Annuity (TIAA) and College
                                             Retirement Equities Fund
                                             (CREF).

Trustees and Officers cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

  C. Anne Harvey (66)        Trustee since   Consultant, C. A. Harvey              37       Formerly, Member,
                             2000            Associates, since June 2001;                   Individual Investors Advisory
                                             formerly, Director, AARP, 1978                 Committee to the New York
                                             to December 2001.                              Stock Exchange Board of
                                                                                            Directors, 1998 to June 2002;
                                                                                            President, Board of
                                                                                            Associates to The National
                                                                                            Rehabilitation Hospital's
                                                                                            Board of Directors, since
                                                                                            2002; Member, American
                                                                                            Savings Education Council's
                                                                                            Policy Board (ASEC), 1998-
                                                                                            2000; Member, Executive
                                                                                            Committee, Crime
                                                                                            Prevention Coalition of
                                                                                            America, 1997 - 2000.
--------------------------------------------------------------------------------------------------------------------------

  Barry Hirsch (71)          Trustee since   Attorney-at-Law. Formerly,            37       None.
                             2000            Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel, Loews
                                             Corporation.
--------------------------------------------------------------------------------------------------------------------------

  Robert A. Kavesh (76)      Trustee since   Marcus Nadler Professor of            37       Director, DEL Laboratories,
                             2000            Finance and Economics                          Inc. (cosmetics and
                                             Emeritus, New York University                  pharmaceuticals) since 1978;
                                             Stern School of Business.                      Director, The Caring
                                                                                            Community (not-for-profit)
--------------------------------------------------------------------------------------------------------------------------

  Howard A. Mileaf (67)      Trustee since   Retired. Formerly, Vice               37       Director, WHX Corporation
                             1984            President and Special Counsel,                 (holding company) since
                                             WHX Corporation (holding                       August 2002; Director,
                                             company) 1993-2001.                            Webfinancial Corporation
                                                                                            (holding company) since
                                                                                            December 2002; Director,
                                                                                            State Theatre of New Jersey
                                                                                            (not-for-profit theater) since
                                                                                            2000; formerly, Director,
                                                                                            Kevlin Corporation
                                                                                            (manufacturer of microwave
                                                                                            and other products).
--------------------------------------------------------------------------------------------------------------------------

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Trustees and Officers cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex        Other Directorships
                               Length of                                       Overseen by         Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee          Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------

  William E. Rulon (71)      Trustee since   Retired. Senior Vice President,       37       Director, Pro-Kids Golf and
                             1986            Foodmaker. Inc. (operator and                  Learning Academy (teach
                                             franchiser of restaurants) until               golf and computer usage to
                                             January 1997.                                  "at risk" children) since 1998;
                                                                                            formerly, Director,
                                                                                            Prandium, Inc. (restaurants)
                                                                                            from March 2001 until July
                                                                                            2002.
---------------------------------------------------------------------------------------------------------------------------

  Cornelius T. Ryan (72)     Trustee since   Founding General Partner,             37       Director, Capital Cash
                             1982            Oxford Partners and Oxford                     Management Trust (money
                                             Bioscience Partners (venture                   market fund), Naragansett
                                             capital partnerships) and                      Insured Tax-Free Income
                                             President, Oxford Venture                      Fund, Rocky Mountain
                                             Corporation.                                   Equity Fund, Prime Cash
                                                                                            Fund, several private
                                                                                            companies and QuadraMed
                                                                                            Corporation (NASDAQ).
---------------------------------------------------------------------------------------------------------------------------

  Tom Decker Seip (54)       Trustee since   General Partner, Seip                 37       Director, H&R Block, Inc.
                             2000            Investments LP (a private                      (financial services company)
                                             investment partnership);                       since May 2001; Director,
                                             formerly, President and CEO,                   Forward Management, Inc.
                                             Westaff, Inc. (temporary                       (asset management) since
                                             staffing), May 2001 to January                 2001; formerly, Director,
                                             2002; Senior Executive at the                  General Magic (voice
                                             Charles Schwab Corporation                     recognition software)
                                             from 1983 to 1999, including                   November 2001 until 2002;
                                             Chief Executive Officer, Charles               Director, E-Finance
                                             Schwab Investment                              Corporation (credit
                                             Management, Inc. and Trustee,                  decisioning services) 1999-
                                             Schwab Family of Funds and                     2003; Director, Save-
                                             Schwab Investments from 1997                   Daily.com (micro investing
                                             to 1998 and Executive Vice                     services) 1999-2003;
                                             President-Retail Brokerage,                    Director, Offroad Capital
                                             Charles Schwab Investment                      Inc. (pre-public internet
                                             Management from 1994 to                        commerce company).
                                             1997.
---------------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd


                                                                                 Number of
                                                                               Portfolios in
                              Position and                                     Fund Complex      Other Directorships
                                Length of                                       Overseen by       Held Outside Fund
Name, Age, and Address/(1)/  Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee        Complex by Trustee
-------------------------------------------------------------------------------------------------------------------------

  Candace L. Straight (56)    Trustee since   Private investor and consultant       37       Director, The Proformance
                              2000            specializing in the insurance                  Insurance Company
                                              industry; formerly, Advisory                   (personal lines property and
                                              Director, Securitas Capital LLC                casualty insurance company)
                                              (a global private equity                       since March 2004; Director,
                                              investment firm dedicated to                   Providence Washington
                                              making investments in the                      (property and casualty
                                              insurance sector) 1998 until                   insurance company) since
                                              December 2002.                                 December 1998; Director,
                                                                                             Summit Global Partners
                                                                                             (insurance brokerage firm)
                                                                                             since October 2000.
-------------------------------------------------------------------------------------------------------------------------

  Peter P. Trapp (59)         Trustee since   Regional Manager for Atlanta          37       None.
                              2000            Region, Ford Motor Credit
                                              Company since August, 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              until August 1997.
-------------------------------------------------------------------------------------------------------------------------

Trustees who are "Interested
Persons"
-------------------------------------------------------------------------------------------------------------------------

  Edward I. O'Brien* (75)     Trustee since   Formerly, Member, Investment          37       Director, Legg Mason, Inc.
                              1993            Policy Committee, Edward                       (financial services holding
                                              Jones 1993 - 2001; President,                  company) since 1993;
                                              Securities Industry Association                formerly, Director, Boston
                                              ("SIA") (securities industry's                 Financial Group (real estate
                                              representative in government                   and tax shelters) 1993-1999.
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974 - 1992; Adviser to SIA,
                                              November 1992 - November
                                              1993.
-------------------------------------------------------------------------------------------------------------------------

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Trustees and Officers cont'd

                                                                              Number of
                                                                            Portfolios in
                             Position and                                   Fund Complex       Other Directorships
                            Length of Time                                   Overseen by        Held Outside Fund
Name, Age, and Address/(1)/  Served/(2)/     Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
------------------------------------------------------------------------------------------------------------------------

  Jack L. Rivkin* (63)      Trustee since   Executive Vice President and         37       Director, Dale Carnegie and
                            December 2002   Chief Investment Officer,                     Associates, Inc. (private
                                            Neuberger Berman Inc. (holding                company) since 1998;
                                            company) since 2002 and 2003,                 Director, Emagin Corp.
                                            respectively; Executive Vice                  (public company) since 1997;
                                            President and Chief Investment                Director, Solbright, Inc.
                                            Officer, Neuberger Berman since               (private company) since
                                            2002 and 2003, respectively;                  1998; Director, Infogate, Inc.
                                            Director and Chairman, NB                     (private company) since
                                            Management since December                     1997.
                                            2002; formerly, Executive Vice
                                            President, Citigroup
                                            Investments, Inc. from
                                            September 1995 to February
                                            2002; Executive Vice President,
                                            Citigroup Inc. from September
                                            1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------

  Peter E. Sundman* (44)    Chairman of     Executive Vice President,            37       Director, Neuberger Berman
                            the Board,      Neuberger Berman Inc. (holding                Inc. (holding company) from
                            Chief Executive company) since 1999; Head of                  October 1999 through
                            Officer and     Neuberger Berman Inc.'s                       March 2003; President and
                            Trustee since   Mutual Funds and Institutional                Director, NB Management
                            1999            Business since 1999; Executive                since 1999; Director and Vice
                                            Vice President, Neuberger                     President, Neuberger &
                                            Berman since 1999; Principal,                 Berman Agency, Inc. since
                                            Neuberger Berman from 1997                    2000.
                                            until 1999; Senior Vice
                                            President, NB Management
                                            from 1996 until 1999.

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
   (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers cont'd


Information about the Officers of the Trust

                                    Position and
Name, Age, and Address/(1)/   Length of Time Served/(2)/            Principal Occupation(s)/(3)/
----------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (47)    Secretary since 1986           Vice President-Mutual Fund Board Relations,
                                                           NB Management since 2000; Vice President,
                                                           Neuberger Berman since 2002 and employee
                                                           since 1999; Vice President, NB Management
                                                           from 1986 to 1999; Secretary, eleven registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (four since 2002, three since
                                                           2003, and one since 2004).

 Robert Conti (47)          Vice President since 2000      Senior Vice President, Neuberger Berman since
                                                           2003, Vice President, Neuberger Berman from
                                                           1999 until 2003; Senior Vice President, NB
                                                           Management since 2000; Controller, NB
                                                           Management until 1996; Treasurer, NB
                                                           Management from 1996 until 1999; Vice
                                                           President, eleven registered investment
                                                           companies for which NB Management acts as
                                                           investment manager and administrator (three
                                                           since 2000, four since 2002, three since 2003,
                                                           and one since 2004).

 Brian J. Gaffney (50)      Vice President since 2000      Managing Director Neuberger Berman since
                                                           1999; Senior Vice President, NB Management
                                                           since 2000; Vice President, NB Management
                                                           from 1997 until 1999; Vice President, eleven
                                                           registered investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (three since 2000, four since
                                                           2002, three since 2003, and one since 2004).

 Sheila R. James (38)       Assistant Secretary since 2002 Employee, Neuberger Berman since 1999;
                                                           Employee, NB Management from 1991 to
                                                           1999; Assistant Secretary, eleven registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (seven since 2002, three since
                                                           2003, and one since 2004).

 Kevin Lyons (48)           Assistant Secretary since 2003 Employee, Neuberger Berman since 1999;
                                                           Employee, NB Management from 1993 to
                                                           1999; Assistant Secretary, eleven registered
                                                           investment companies for which NB
                                                           Management acts as investment manager and
                                                           administrator (ten since 2003 and one since
                                                           2004).

                                 NEUBERGER BERMAN FEBRUARY 29, 2004 (UNAUDITED)

Trustees and Officers cont'd

                                        Position and
Name, Age, and Address/(1)/       Length of Time Served/(2)/                Principal Occupation(s)/(3)/
------------------------------------------------------------------------------------------------------------------

  John M. McGovern (34)     Assistant Treasurer since 2002         Employee, NB Management since 1993;
                                                                   Assistant Treasurer, eleven registered
                                                                   investment companies for which NB
                                                                   Management acts as investment manager and
                                                                   administrator (seven since 2002, three since
                                                                   2003, and one since 2004).

  Barbara Muinos (45)       Treasurer and Principal Financial and  Vice President, Neuberger Berman since 1999;
                            Accounting Officer since 2002; prior   Assistant Vice President, NB Management
                            thereto Assistant Treasurer since 1996 from 1993 to 1999; Treasurer and Principal
                                                                   Financial and Accounting Officer, eleven
                                                                   registered investment companies for which NB
                                                                   Management acts and investment manager and
                                                                   administrator (seven since 2002, three since
                                                                   2003, and one since 2004); Assistant Treasurer,
                                                                   three registered investment companies for
                                                                   which NB Management acts as investment
                                                                   manager and administrator from 1996 until
                                                                   2002.

  Frederic B. Soule (57)    Vice President since 2000              Senior Vice President, Neuberger Berman since
                                                                   2003; Vice President, Neuberger Berman from
                                                                   1999 until 2003; Vice President, NB
                                                                   Management from 1995 until 1999; Vice
                                                                   President, eleven registered investment
                                                                   companies for which NB Management acts as
                                                                   investment manager and administrator (three
                                                                   since 2000, four since 2002, three since 2003,
                                                                   and one since 2004).

  Trani Jo Wyman (34)       Assistant Treasurer since 2002         Employee, NB Management since 1991;
                                                                   Assistant Treasurer eleven registered
                                                                   investment companies for which NB
                                                                   Management acts as investment manager and
                                                                   administrator (seven since 2002, three since
                                                                   2003, and one since 2004).

--------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Beginning September 2004, information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com (less than)http://www.nb.com(greater than).

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue  2nd Floor
New York, NY  10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264

www.nbfunds.com

[LOGO] recycle
    B0111 04/04

ITEM 2.  CODE OF ETHICS.

Not Applicable.  Only required in an annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.  Only required in an annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.  Only required in an annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not Yet Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)    Not Applicable. Only required in an annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /s/ Peter E. Sundman
  -------------------------------------------
   Peter E. Sundman
   Chief Executive Officer

Date: May 4, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
  -------------------------------------------
   Peter E. Sundman
   Chief Executive Officer

Date: May 4, 2004



By: /s/ Barbara Muinos
  -------------------------------------------
    Barbara Muinos
    Treasurer and Principal Financial
      and Accounting Officer

Date: May 4, 2004

                                                                 EXHIBIT 99-CERT

                                 CERTIFICATIONS


I, Peter E. Sundman, certify that:

1. I have reviewed this report on Form N-CSR of Neuberger Berman Equity Funds ("Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the Registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   [omitted];

c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officers and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date:    May 4, 2004

By: /s/ Peter E. Sundman
  -------------------------------------------
    Peter E. Sundman
    Chief Executive Officer

I, Barbara Muinos, certify that:

1. I have reviewed this report on Form N-CSR of Neuberger Berman Equity Funds ("Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4. The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the Registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   [omitted];

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officers and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date:    May 4, 2004


By: /s/ Barbara Muinos
  -------------------------------------------
    Barbara Muinos
    Treasurer and Principal Financial
      and Accounting Officer

                                                            EXHIBIT - 99.906CERT


                           SECTION 906 CERTIFICATIONS

We, Peter E. Sundman, Chief Executive Officer and Barbara Muinos, Treasurer and Principal Financial and Accounting Officer of Neuberger Berman Equity Funds ("Registrant"), certify, pursuant to 18 U.S.C. Section 1350 enacted under
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Registrant's periodic report on Form N-CSR for the period ended February 28, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.
          Section 78m(a) or 78o(d); and

     2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 4, 2004

                                     By: /s/ Peter E. Sundman
                                        --------------------------------
                                         Peter E. Sundman
                                         Chief Executive Officer


                                     By: /s/ Barbara Muinos
                                        --------------------------------
                                         Barbara Muinos
                                         Treasurer and Principal Financial
                                           and Accounting Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.